                               AGREEMENT OF LEASE
                       BETWEEN 41 MADISON L.P., OWNER AND
                              LANGER, INC., TENANT
           PREMISES: 28TH FLOOR, 41 MADISON AVENUE, NEW YORK, NEW YORK
                          DATED AS OF DECEMBER 19, 2005

                                TABLE OF CONTENTS
                                -----------------

ARTICLE  1        Demised Premises, Term, Rents
ARTICLE  2        Use and Occupancy
ARTICLE  3        Alterations
ARTICLE  4        Ownership of Improvements
ARTICLE  5        Repairs
ARTICLE  6        Compliance With Laws
ARTICLE  7        Subordination, Attornment, Etc.
ARTICLE  8        Property Loss, Etc.
ARTICLE  9        Destruction-Fire or Other Casualty
ARTICLE 10        Eminent Domain
ARTICLE 11        Assignment and Subletting
ARTICLE 12        Owner's Initial Construction
ARTICLE 13        Access to Demised Premises
ARTICLE 14        Vault Space
ARTICLE 15        Certificate of Occupancy
ARTICLE 16        Default
ARTICLE 17        Remedies
ARTICLE 18        Damages
ARTICLE 19        Fees and Expenses; Indemnity
ARTICLE 20        Entire Agreement
ARTICLE 21        End of Term
ARTICLE 22        Quiet Enjoyment
ARTICLE 23        Escalation
ARTICLE 24        No Waiver
ARTICLE 25        Mutual Waiver of Trial by Jury
ARTICLE 26        Inability to Perform
ARTICLE 27        Notices
ARTICLE 28        Partnership Tenant
ARTICLE 29        Utilities and Services
ARTICLE 30        Table of Contents, Etc.
ARTICLE 31        Miscellaneous Definitions, Severability and Interpretation
                  Provisions
ARTICLE 32        Adjacent Excavation
ARTICLE 33        Building Rules
ARTICLE 34        Intentionally Deleted
ARTICLE 35        Broker
ARTICLE 36        Security
ARTICLE 37        Arbitration, Etc.
ARTICLE 38        Parties Bound
ARTICLE 39        Single Renewal Option
ARTICLE 40        Tenant's Right of First Offer for Additional Space
ARTICLE 41        Tenant's Loan Option
ARTICLE 42        Tenant's Single Option to Terminate
SCHEDULE A        Building Rules
SCHEDULE B        Cleaning Services to be Furnished by Owner
EXHIBIT 1         Form of Letter of Credit
EXHIBIT 2         HVAC Specification
EXHIBIT 3         General Cleaning Specification
ADDENDUM A        Owner's Initial Construction

                  LEASE dated as of the 19th day of December, 2005, between 41
MADISON L.P., a Delaware limited partnership having its principal office at 345
Park Avenue, Borough of Manhattan, City, County, and State of New York, zip
10154, as landlord (referred to as "Owner"), and LANGER, INC., having its principal office at 450 Commack Road, Deer Park, New York 11729, as tenant
(referred to as "Tenant").

                               W I T N E S E T H:

Owner and Tenant hereby covenant and agree as follows:

                                    ARTICLE 1

                          DEMISED PREMISES, TERM, RENTS

                  SECTION 1.01. DEMISED PREMISES: Owner hereby leases to Tenant and Tenant hereby hires from Owner the entire twenty-eighth (28th) floor in the building located at the southeast corner of Madison Avenue and East 26th Street, known as 41 Madison Avenue, in the Borough of Manhattan, City of New York (said building is referred to as the "Building", and the Building together with the plot of land upon which it stands is referred to as the "Real Property"), at the annual rental rate or rates set forth in Section 1.03, and upon and subject to all of the terms, covenants and conditions contained in this Lease. The premises leased to Tenant, together with all appurtenances, fixtures, improvements, additions and other property attached thereto or installed therein at the commencement of, or at any time during, the term of this Lease, other than
Tenant's Personal Property (as defined in Article 4), are referred to, collectively, as the "Demised Premises".

                  SECTION 1.02. DEMISED TERM: A. The Demised Premises are leased for a term (referred to as the "Demised Term") to (i) commence on a date fixed by Owner in a notice to Tenant, not sooner than ten (10) business days next following the date of the giving of such notice, which notice shall state that
Owner has, or prior to the commencement date fixed in said notice will have, substantially completed Owner's Initial Construction (as defined in Article 12)
and (ii) end on the last day of the calendar month in which the day immediately preceding the date which is ten (10) years and eight (8) months immediately following the commencement of the Demised Term shall occur, unless sooner terminated pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law.

                         B. Notwithstanding anything in Subsection A of this
Section 1.02 to the contrary, if, on or prior to the date set forth in the notice referred to in said Subsection A for the commencement of the Demised
Term, Owner shall have failed substantially to complete Owner's Initial
Construction, then: (a) the Demised Term shall not commence on the date set forth in said notice but shall, instead, commence on a date, fixed by Owner in a second notice to Tenant, not sooner than ten (10) business days next following the date of the giving of such second notice, which second notice shall state that Owner has, or prior to the commencement date fixed in said second notice will have, substantially completed Owner's Initial Construction and (b) the
Demised Term shall end on the last day of the calendar month in which the day immediately preceding the date which is ten (10) years and eight (8) months immediately following the commencement of the Demised Term shall occur, unless sooner terminated pursuant to any of the terms, covenants or conditions of this
Lease or pursuant to law; and (c) except as aforesaid, neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected thereby. The date upon which the Demised Term shall commence pursuant to
Subsection A of this Section or pursuant to this Subsection B is referred to as the "Commencement Date", and the date fixed pursuant to Subsection A of this
Section or pursuant to this Subsection B as the date upon which the Demised Term shall end is referred to as the "Expiration Date".

                         C. Tenant waives any right to rescind this Lease under
Section 223-a of the New York Real Property Law or any successor statute of similar import then in force and further waives the right to recover any damages which may result from Owner's failure to deliver possession of the Demised
Premises on the date set forth in any notice given pursuant to Subsection A or
Subsection B of this Section for the commencement of the Demised Term.

                         D. After the determination of the Commencement Date,
Tenant agrees, upon demand of Owner, to execute, acknowledge and deliver to
Owner, an instrument, in form satisfactory to Owner, setting forth said
Commencement Date and the Expiration Date.

                  SECTION 1.03. FIXED RENT: A. The Lease is made at the
following annual rental rates (referred to as "Fixed Rent"):

                  1.    FORTY THOUSAND FOUR HUNDRED SIXTY FOUR and 00/100
                        ($40,464.00) DOLLARS with respect to the period
                        (referred to as the "First Rent Period") from the
                        Commencement Date to and including the day immediately
                        preceding the date which is four (4) months next
                        following the Commencement Date; and

                  2.    FIVE HUNDRED FIFTY-THREE THOUSAND EIGHT and 00/100
                        ($553,008.00) DOLLARS with respect to the period
                        (referred to as the "Second Rent Period") from the day
                        immediately following the last day of the First Rent
                        Period to and including the last day of the calendar
                        month in which the date immediately preceding the five
                        (5) year anniversary of the Commencement Date shall
                        occur; and

                  3.    FIVE HUNDRED NINETY-THREE THOUSAND FOUR HUNDRED
                        SEVENTY-TWO and 00/100 ($593,472.00) DOLLARS with
                        respect to the remainder of the Demised Term (referred
                        to as the "Third Rent Period").

                         B. The Fixed Rent, any increases in the Fixed Rent and
any additional rent payable pursuant to the provisions of this Lease shall be payable by Tenant to Owner at its office (or at such other place as Owner may designate in a notice to Tenant) in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment or by Tenant's good check drawn on a bank or trust company whose principal office is located in New York City and which is a member of the
New York Clearinghouse Association without prior demand therefor and without any offset or deduction whatsoever except as otherwise specifically provided in this
Lease. Notwithstanding the foregoing, Tenant may pay the monthly installments of
Fixed Rent set forth in this Section 1.03B, and any increases in Fixed Rent pursuant to Article 23 which are billed to Tenant at the same time as such monthly installments of Fixed Rent, and any additional rent then due and payable by wire transfer to the account of Owner, provided that (a) Tenant shall give
Owner thirty (30) days' prior written notice of Tenant's intent to pay such sums via wire transfer at the time Tenant first elects to do same, (b) Tenant shall give a confirmation of such wire transfer as soon as possible to Owner's e-mail address wireflag@rudin.com (or any other e-mail address of which Owner gives
Tenant notice), and (c) such wire transfer shall be received by Owner no later than two (2) days after the date upon which such sums are due and payable. The
Fixed Rent shall be payable in equal monthly installments in advance, on the first (1st) day of each month during the Demised Term (except as otherwise provided in Subsection C of this Section) as follows:

                  1.    THREE THOUSAND THREE HUNDRED SEVENTY-TWO and 00/100
                        ($3,372.00) DOLLARS with respect to the First Rent
                        Period; and

                  2.    FORTY-SIX THOUSAND EIGHTY-FOUR and 00/100 ($46,084.00)
                        DOLLARS with respect to the Second Rent Period; and

                  3.    FORTY-NINE THOUSAND FOUR HUNDRED FIFTY-SIX and 00/100
                        ($49,456.00) DOLLARS with respect to the Third Rent
                        Period.

                         C. The sum of FORTY-SIX THOUSAND EIGHTY-FOUR and 00/100
($46,084.00) DOLLARS, representing the installment of Fixed Rent for the first
(1st) full calendar month of the Second Rent Period is due and payable at the time of the execution and delivery of this Lease. In the event that the first day of the Second Rent Period shall occur on a date other than the first (1st)
day of any calendar month, Tenant shall pay to Owner, on the first (1st) day of the month next succeeding the month during which the first day of the Second
Rent Period shall occur, a sum equal to ONE THOUSAND FIVE HUNDRED THIRTY-SIX and
13/100 ($1,536.13) DOLLARS, multiplied by the number of calendar days in the period from the first day of the Second Rent Period to the last day of the month in which the first day of the Second Rent Period shall occur, both inclusive.

Such payment, together with the sum paid by Tenant upon the execution of this
Lease, shall constitute payment of the Fixed Rent for the period from the first day of the Second Rent Period to and including the last day of the next succeeding calendar month.

                         D. If Tenant shall use or occupy all or any part of the
Demised Premises prior to the Commencement Date, such use or occupancy shall be deemed to be under all of the terms, covenants and conditions of this Lease, including, without limitation, the covenant to pay Fixed Rent for the period from the commencement of said use or occupancy to and including the date immediately preceding the Commencement Date, without, however, affecting the
Expiration Date. The provisions of the foregoing sentence shall not be deemed to give to Tenant any right to use or occupy all or any part of the Demised
Premises prior to the Commencement Date without the consent of Owner.

                         E. If Tenant shall exercise Tenant's Loan Option in
accordance with the terms and conditions of Addendum A attached hereto and made a part hereof, Tenant shall repay Owner's Advance (as defined in Addendum A) in accordance with the terms and conditions of Addendum A.

                  SECTION 1.04. TENANT'S GENERAL COVENANT: Tenant covenants (i)
to pay the Fixed Rent, any increases in the Fixed Rent, and any additional rent payable pursuant to the provisions of this Lease, and (ii) to observe and perform, and to permit no violation of, the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

                  SECTION 1.05 CONDITIONAL PARTIAL RENT CREDIT AMOUNT: Tenant
acknowledges that the Fixed Rent for the First Rent Period reflects an aggregate conditional rent credit in the sum of ONE HUNDRED SEVENTY THOUSAND EIGHT HUNDRED
FORTY-EIGHT and 00/100 ($170,848.00) DOLLARS (i.e., $42,712.00 per month) (such aggregate rent credit referred to herein as the "Fixed Rent Credit Amount"), so that only an amount equal to the Electrical Inclusion Factor (as defined herein)
is to be paid by Tenant during such First Rent Period as set forth in Section
1.03 hereof. Accordingly, if Tenant shall be in default in the observance and performance of any of the terms, covenants and conditions of this Lease on
Tenant's part to be observed and performed beyond any applicable notice and cure period set forth in this Lease at any time during the first full twelve (12)
months of the Demised Term, then the Fixed Rent Credit Amount so conditionally excused by operation of the provisions of Section 1.03 hereof shall become immediately due and payable to Owner. If, as of the first day following the twelfth (12th) month of the Demised Term, Tenant shall not then be in default in the observance and performance of any of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed beyond any applicable notice and cure period set forth in this Lease, Owner shall waive payment of such Fixed Rent Credit Amount.

                                    ARTICLE 2

                                USE AND OCCUPANCY

                  SECTION 2.01. GENERAL COVENANT OF USE: Tenant shall use and occupy the Demised Premises for the following purpose: general and executive offices.

                  SECTION 2.02. NO ADVERSE USE: A. Tenant shall not use or
occupy, or permit the use or occupancy of, the Demised Premises or any part thereof, for any purpose other than the purpose specifically set forth in
Section 2.01, or in any manner which, in Owner's reasonable judgment, (a) shall adversely affect or interfere with (i) any services required to be furnished by
Owner to Tenant or to any other tenant or occupant of the Building, or (ii) the proper and economical rendition of any such service, or (iii) the use or enjoyment of any part of the Building by any other tenant or occupant, or (b)
shall tend to impair the character or dignity of the Building.

                         B. Tenant shall not make, or permit to be made, any
retail sales from the Demised Premises. Tenant shall not use or occupy, or permit the use or occupancy of, the Demised Premises or any part thereof for the storage of merchandise. Tenants shall not ship, or permit to be shipped, any merchandise from the Demised Premises to customers, but shall, instead, maintain separate storage and shipping facilities at a location or locations other than the Demised Premises. Notwithstanding the foregoing, Tenant shall be permitted to maintain

a reasonable ordinary amount of samples of merchandise in connection with
Tenant's permitted use of the Demised Premises which samples may be displayed within the Demised Premises.

                                    ARTICLE 3

                                   ALTERATIONS

                  SECTION 3.01. GENERAL ALTERATION COVENANTS: Tenant shall not make or perform, or permit the making or performance of, any alterations, installations, decorations, improvements, additions or other physical changes in or about the Demised Premises (referred to collectively, as "Alterations" and individually as an "Alteration") without Owner's prior consent in each instance.
Owner agrees not unreasonably to withhold or delay its consent to any non-structural Alterations proposed to be made by Tenant to adapt the Demised
Premises for Tenant's business purposes. Owner agrees that Tenant may, without
Owner's prior consent, make non-structural Alterations in the Demised Premises, provided that the estimated cost of same constituting a single project shall not exceed the sum of FIFTY THOUSAND and 00/100 ($50,000.00) DOLLARS and the same shall not affect the electrical, plumbing, heating, ventilation, air-conditioning or any other Building system or any portion of the Building outside of the Demised Premises (any such non-structural Alteration meeting the aforesaid criteria is referred to as a "Qualified Non-Structural Alteration").
Although Owner's consent shall not be required with respect to whether Tenant may perform any Qualified Non-Structural Alteration, at least ten (10) days prior to the commencement of such work, Tenant shall submit to Owner detailed plans and specifications as required under Section J below to enable Owner to determine the nature and extent of such work and to allow Owner to review the manner in which any such proposed Qualified Non-Structural Alterations are to be performed. Notwithstanding the foregoing provisions of this Section or Owner's consent to any Alterations, all Alterations shall be made and performed in conformity with and subject to the following provisions:

                         A. All Alterations shall be made and performed at
Tenant's sole cost and expense and at such time and in such manner as Owner may, from time to time, designate;

                         B. No Alteration shall adversely affect the structural
integrity of the Building;

                         C. Alterations shall be made only by contractors or
mechanics approved by Owner, such approval not unreasonably to be withheld
(notwithstanding the foregoing, all Alterations requiring mechanics in trades with respect to which Owner has adopted or may hereafter adopt a list or lists of approved contractors shall be made only by contractors selected by Tenant from such list or lists and Owner shall have sole discretion with respect to the contractor performing connections to the Building Class E Fire Alarm and
Communication system);

                         D. In the event that the Demised Premises includes or
is comprised of space constituting less than a full floor of the Building then no Alteration shall be made to the partitioning separating the Demised Premises and the public corridors or the entrance doors of the Demised Premises;

                         E. No Alteration shall affect any part of the Building
other than the Demised Premises or adversely affect any service required to be furnished by Owner to Tenant or to any other tenant or occupant of the Building
(including, without limitation, the Building-wide standard systems required to provide elevator, heat, ventilation, air-conditioning and electrical and plumbing services in the Building);

                         F. No Alteration shall reduce the value or utility of
the Building or any portion thereof;

                         G. No Alteration shall affect the Certificate of
Occupancy for the Building or the Demised Premises;

                         H. No Alteration shall affect the outside appearance of
the Building or the color or style of any venetian blinds (except that Tenant may remove any venetian blinds provided that they are promptly replaced by
Tenant with blinds of a similar type, material and color);

                         I. All business machines and mechanical equipment shall
be placed and maintained by Tenant in settings sufficient, in Owner's judgment, to absorb and prevent vibration, noise and annoyance to other tenants or occupants of the Building;

                         J. Tenant shall submit to Owner detailed plans and
specifications stamped by Tenant's architect (including layout, architectural, mechanical and structural drawings) for each proposed Alteration and shall not commence any such Alteration without first obtaining Owner's approval of such plans and specifications, which approval shall not be unreasonably withheld or delayed with respect to Alterations to which Owner's consent is not required or to which Owner has agreed hereunder to not unreasonably withhold consent. If detailed plans and specifications (i) would not, in accordance with good construction practice typically be prepared for such proposed Qualified
Non-Structural Alteration, (ii) are not prepared by or on behalf of Tenant and
(iii) are not required to be filed with any Governmental Authority in connection with obtaining permits required to perform the same, then in lieu of submitting detailed plans and specifications, and notwithstanding the terms and conditions of this Subsection J, Tenant shall submit detailed information (along with any existing more general plans or drawings) to enable Owner to determine the nature and extent of the work proposed to be performed. Following the completion of each Alteration, Tenant shall submit to Owner a computerized "as built" drawing file for the Demised Premises (or if the Demised Premises comprise more than one
(1) floor, for each floor of the Demised Premises being altered); such file will be in DXF format and contain, on a separate layer, all ceiling-height partitions and doors within the Demised Premises (or if the Demised Premises comprise more than one (1) floor, within each floor of the Demised Premises being altered);
Owner shall respond to Tenant's request for approval of any plans and specifications or detailed information, as applicable, submitted by Tenant to
Owner with respect to any Alterations within fifteen (15) business days of the submission, (or with respect to resubmissions within ten (10) business days) and if Owner shall withhold its approval, it shall notify Tenant of its reasons therefor.

                         K. Prior to the commencement of each proposed
Alteration, Tenant shall have procured and paid for and exhibited to Owner, so far as the same may be required from time to time, all permits, approvals and authorizations of all Governmental Authorities (as defined in Section 6.01.)
having or claiming jurisdiction;

                         L. Prior to the commencement of each proposed
Alteration, Tenant shall furnish to Owner duplicate original policies of workmen's compensation insurance covering all persons to be employed in connection with such Alteration, including those to be employed by all contractors and subcontractors, and of comprehensive public liability insurance
(including property damage coverage) in which Owner, its agents, the holder of any Mortgage (as defined in Section 7.01.) and any lessor under any Superior
Lease (as defined in Section 7.01.) shall be named as parties insured, which policies shall be issued by companies, and shall be in form and amounts, satisfactory to Owner and shall be maintained by Tenant until the completion of such Alteration;

                         M. In the event Owner or its agents employ any
independent architect or engineer to examine any plans or specifications submitted by Tenant to Owner in connection with any proposed Alteration, Tenant agrees to pay to Owner a sum equal to any reasonable fees incurred by Owner in connection therewith.

                         N. All fireproof wood test reports, electrical and air
conditioning certificates, and all other permits, approvals and certificates required by all Governmental Authorities shall be timely obtained by Tenant and submitted to Owner;

                         O. All Alterations, once commenced, shall be made
promptly and in a good and workmanlike manner;

                         P. Notwithstanding Owner's approval of plans and
specifications for any Alteration, all Alterations shall be made and performed in full compliance with all Legal Requirements (as defined in Section 6.01.) and with all applicable rules, orders, regulations and requirements of the New York
Board of Fire Underwriters and the New York Fire Insurance Rating Organization
or any similar body;

                         Q. All Alterations shall be made and performed in
accordance with the Building Rules and Building Rules for Alterations;

                         R. All materials and equipment to be installed,
incorporated or located in the Demised Premises as a result of all Alterations shall be new and first quality;

                         S. No materials or equipment shall be subject to any
lien, encumbrance, chattel mortgage or title retention or security agreement of any kind;

                         T. Tenant, before commencement of each Alteration,
shall furnish to Owner a performance bond or other security satisfactory to
Owner, in an amount at least equal to the estimated cost of such Alteration, guaranteeing the performance and payment thereof;

                         U. No Alteration shall be commenced unless any
preceding Alteration shall have been fully paid for and proof of such payment furnished to Owner;

                         V. All Alterations in or to the electrical facilities
in or serving the Demised Premises shall be subject to the provisions of
Subsection C(1) of Section 29.04 (relating to increases in the Fixed Rent);

                         W. Following the completion of each Alteration, Tenant,
at Tenant's expense shall obtain certificates of final approval of such
Alteration if and to the extent required by any Governmental Authority and shall furnish Owner with copies thereof; and

                         X. Tenant agrees that Tenant will not install, affix,
add or paint in or on, nor permit, any work of visual art (as defined in the
Federal Visual Artists' Rights Act of 1990 or any successor law of similar import) or other Alteration to be installed in or on, or affixed, added to, or painted on, the interior or exterior of the Demised Premises, or any part thereof, including, but not limited to, the walls, floors, ceilings, doors, windows, fixtures and on land included as part of the Demised Premises, which work of visual art or other Alteration would, under the provisions of the
Federal Visual Artists' Rights Act of 1990, or any successor law of similar import, require the consent of the author or artist of such work or Alteration before the same could be removed, modified, destroyed or demolished.

                         It is acknowledged and agreed that Subsections N
through X of this Section 3.01 shall not apply with respect to Owner's Initial
Construction.

                  SECTION 3.02. NO CONSENT TO CONTRACTOR/NO MECHANICS LIEN:
Nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Owner, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialmen, for the performance of any labor or the furnishing of any material for any specific Alteration to, or repair of, the Demised Premises, the Building, or any part of either. Any mechanic's or other lien filed against the Demised Premises or the Building or the Real Property or the Real Property affected by the Air Rights Lease (as defined in Article 7) for work claimed to have been done for, or materials claimed to have been furnished to, Tenant or any person claiming through or under Tenant or based upon any act or omission or alleged act or omission of
Tenant or any such person shall be discharged by Tenant, at Tenant's sole cost and expense, within thirty (30) days after the filing of such lien.

                  SECTION 3.03. LABOR HARMONY: Tenant shall not, at any time prior to or during the Demised Term, directly or indirectly employ, or permit the employment of, any contractor, mechanic or laborer in the Demised Premises, whether in connection with any Alteration or otherwise, if such employment will interfere or cause any conflict with other contractors, mechanics, or laborers engaged in the construction, maintenance or operation of the Building by Owner,
Tenant or others. In the event of any such interference or conflict, Tenant, upon demand of Owner, shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Building immediately.

                  SECTION 3.04. COMPLIANCE WITH FIRE SAFETY: Without in any way
limiting the generality of the provisions of Section 3.01, all Alterations shall be made and performed in full compliance with all standards and practices adopted by Owner for fire safety in the Building. No Alteration shall affect all or any part of any Class E Fire Alarm and Communication system installed in the
Demised Premises, except that in connection with any such Alteration Tenant may relocate certain components of such system, provided (i) such relocation shall be performed in a manner first approved by Owner, (ii) the new location of any such component shall be first approved by Owner, (iii) prior to any such relocation Tenant shall submit to Owner detailed plans and specifications therefor which shall be first approved by Owner and (iv) Owner shall have the election of relocating such components either by itself or by its contractors, in which event all reasonable expenses incurred by Owner shall be reimbursed by
Tenant upon demand of Owner, as additional rent.

                  SECTION 3.05. SPRINKLERS: A. In the event that Tenant performs any Alterations in the Demised Premises, Tenant, as part of such Alterations, shall be required to (x) install a sprinkler system in the Demised Premises to the extent not theretofor installed and (y) make all modifications to any existing sprinkler system necessary in connection with such Alterations, and in connection with the foregoing the following provisions of this Section shall apply: (i) such sprinkler system and/or modifications thereto shall comply with all applicable laws, orders, rules and regulations; (ii) the supplying and installing of any such sprinkler system and/or modifications thereto shall be made in accordance with the provisions of this Lease, including but not limited to the provisions of this Article and Article 6 and the type, brand, location and manner of installation of such sprinkler system and/or modifications thereto shall be subject to Owner's prior approval; and (iii) Tenant shall make all repairs and replacements, as and when necessary, to such sprinkler system including any modifications thereto and any replacements thereof.
Notwithstanding the aforesaid provisions of this Section, Owner shall have the election of supplying and installing such sprinkler system and/or modifications thereto either by itself or by its agents or contractors, in which event all costs and expenses incurred by Owner in connection with supplying and installing such sprinkler system and/or modifications thereto and any repairs or replacements of such sprinkler system as the same may be modified and any replacements thereof made by Owner, at Owner's election, shall be paid by Tenant to Owner within ten (10) days next following the rendition of a statement thereof by Owner to Tenant. In addition to paying all costs and expenses in connection with the supplying, installing and modifying of such sprinkler system, Tenant shall pay to Owner, for each floor of the Building on which any portion of the Demised Premises is located, a fee equal to Tenant's pro rata share of all of the costs and expenses incurred by Owner, if any, in supplying and installing a "common sprinkler header" on such floor which pro rata share shall be a fraction in which the numerator shall be the number of rentable square feet of that portion of the Demised Premises located on such floor and the denominator shall be the number of rentable square feet on such floor, provided however, that notwithstanding anything contained in this Section to the contrary, Owner shall have no obligation to install such "common sprinkler header" on any floor of the Building which shall be entirely demised to Tenant.
Such fee shall be payable to Owner within ten (10) days next following the rendition of a statement thereof by Owner to Tenant. Notwithstanding anything contained in this Lease to the contrary, such sprinkler system, or any replacement thereof and any modifications and/or installations in connection therewith, whether made by Tenant or Owner, shall upon expiration or sooner termination of the Demised Term be deemed the property of Owner.

                         B. Notwithstanding the terms and conditions of
Subsection A above, the Demised Premises initially leased on the Commencement
Date shall contain a sprinkler system. In addition, notwithstanding the terms and conditions of Subsection A above, but subject to the terms and conditions of this Subsection B, with respect to all periods prior to the date, if any, upon which Tenant shall perform Alterations to, or Alterations which shall affect, the sprinkler system in the Demised Premises (the "Pre-Alteration Period"),
Owner, at Owner's expense, shall perform routine maintenance of, and shall repair and replace if necessary, said sprinkler system and Tenant shall not be required to do the same; provided, however, that from and after the date upon which Tenant shall make any Alterations to, or Alterations which shall affect, the sprinkler system in the Demised Premises, the foregoing provisions of this sentence shall no longer be applicable and Tenant shall have all of the obligations set forth in Subsection A above. In the event, however, that during the Pre-Alteration Period, any maintenance, repairs or replacements to the sprinkler system shall be necessitated or occasioned by the acts, omissions or negligence of Tenant or any person claiming through or under Tenant or any of their servants, employees, contractors, agents, visitors or licensees, or by the use or occupancy or manner of use or occupancy of the Demised Premises by Tenant or any such person, then Owner shall perform the same at Tenant's sole cost and expense and Tenant shall reimburse Owner for the costs of the same within thirty
(30) days after demand therefor, or, at Owner's election, Tenant shall perform such maintenance, repairs or replacement at Tenant's sole cost and expense. Owner shall also perform inspections of said sprinkler system as and when required by Legal Requirements and Tenant shall give Owner reasonable access to perform such repairs, replacements, maintenance and inspections. Any such sprinkler system, and any replacements thereof, whether made at Tenant's expense or Owner's expense, shall be deemed the property of Owner.

                  SECTION 3.06. ASBESTOS OR ASBESTOS CONTAINING MATERIAL: A. In
the event that, at any time during the Demised Term, in connection with any
Alterations proposed to be performed by Tenant in the Demised Premises Tenant is unable to obtain a New York City Department of Environmental Protection Form
ACP5 dated 2/01 (or any successor form), signed by a certified asbestos investigator, or any other form or approval required by Federal, State, County or Municipal authorities, indicating that said Alterations do not constitute an asbestos project, Owner agrees, upon notice from Tenant to such effect, to perform such work as shall be required to enable Tenant to obtain any such form or approval.

                         B. If any Legal Requirements (as defined in Section
6.01) require that any asbestos or other asbestos containing material contained in or about the Demised Premises be removed or dealt with in any particular manner, then it shall be Owner's obligation, at Owner's expense, to remove or so deal with such asbestos or other asbestos containing material in accordance with such Legal Requirements (as defined in Section 6.01).

                         C. Notwithstanding the provisions of Subsections A and
B of this Section, in the event any work performed by Owner pursuant to the provisions of either or both of such Subsections is in any way disturbed or damaged by Tenant or any person claiming through or under Tenant, or asbestos or other asbestos containing material is installed in the Demised Premises by or on behalf of Tenant, or any person claiming through or under Tenant, Owner shall have no responsibility in connection therewith and no obligation to perform any work with respect thereto, but it shall be Tenant's obligation, at Tenant's expense, to (i) perform such work as shall be required to enable Tenant to obtain any form or approval referred to in Subsection A, and (ii) remove or so deal with such asbestos or other asbestos containing material in accordance with all such Legal Requirements (as defined in Section 6.01) referred to in
Subsection B. Any work required to be performed by Tenant pursuant to the provisions of the foregoing sentence is referred to as the "Compliance Work". In the event Tenant is required to perform any Compliance Work then, notwithstanding anything to the contrary contained in this Subsection C, Owner, at Owner's election, shall have the option to itself perform any Compliance Work and, in such event, Tenant shall pay to Owner all of Owner's costs in connection therewith within ten (10) days next following the rendition of a statement thereof by Owner to Tenant.

                         D. Since current Legal Requirements state that no New
York City Department of Environmental Protection Form ACP-5 dated 2/01 (or any successor form) may be issued without plans and specifications for the
Alterations in question, wherever in this Lease Owner has agreed to supply
Tenant with a New York City Department of Environmental Protection form ACP-5 dated 2/01 (or any successor form), Owner's obligation to supply such form shall be conditioned on the requirement that Tenant has delivered to Owner such plans and specifications for the Alterations in question to enable Owner to obtain such form.

                  SECTION 3.07. DISPUTE RESOLUTION: Any dispute with respect to the reasonability of any failure or refusal of Owner to grant its consent or approval to any request for such consent or approval pursuant to the provisions of Section 3.01 with respect to which request Owner has agreed, in such Section not unreasonably to withhold such consent or approval, shall be determined by arbitration in accordance with the provisions of Article 37.

                                    ARTICLE 4

                            OWNERSHIP OF IMPROVEMENTS

                  SECTION 4.01. GENERAL RIGHTS OF OWNER AND TENANT : All
appurtenances, fixtures, improvements, additions and other property attached to or installed in the Demised Premises, whether by Owner or Tenant or others, and whether at Owner's expense, or Tenant's expense, or the joint expense of Owner and Tenant, shall be and remain the property of Owner, except that any such fixtures, improvements, additions and other

property with the exception of "Installed Lighting" (as hereinafter defined)
installed at the sole expense of Tenant with respect to which Tenant has not been granted any credit or allowance by Owner, whether pursuant to Addendum A or otherwise, and which are removable without material damage to the Demised
Premises shall be and remain the property of Tenant and are referred to as
"Tenant's Personal Property". Any replacements of any property of Owner, whether made at Tenant's expense or otherwise, shall be and remain the property of
Owner.

                                    ARTICLE 5

                                     REPAIRS

                  SECTION 5.01. TENANT'S REPAIR OBLIGATIONS: Tenant shall take good care of the Demised Premises (including, but not limited to, any Class E
Fire Alarm and Communication system and any sprinkler system installed therein and any installations made or equipment installed therein as a result of any requirement of New York City Local Law #16 of 1984 or any successor law or like import) and, at Tenant's sole cost and expense, shall make all repairs and replacements, structural and otherwise, ordinary and extraordinary, foreseen and unforeseen as and when needed to preserve the Demised Premises (including, but not limited to, any Class E Fire Alarm and Communication system and any sprinkler system installed therein and any installations made or equipment installed therein as a result of any requirement of New York City Local Law #16 of 1984 or any successor law of like import) in good and safe working order and in first class repair and condition, except that Tenant shall not be required to make any structural repairs or structural replacements to the Demised Premises unless necessitated or occasioned by the acts, omissions or negligence of Tenant or any person claiming through or under Tenant or any of their servants, employees, contractors, agents, visitors or licensees, or by the use or occupancy or manner of use or occupancy of the Demised Premises by Tenant or any such person. For the purposes of this Article, the installation, maintenance, repair and replacement of a sprinkler system or part thereof or any work pertaining to such sprinkler system or any repairs or work involving asbestos or other hazardous materials or involving compliance with Local Laws #5 of 1973,
#16 of 1984, #58 of 1987 and the Americans With Disabilities Act and any
successor laws of like import shall be deemed to be non-structural repairs or replacements. Without affecting Tenant's obligations set forth in the preceding sentence, Tenant, at Tenant's sole cost and expense, shall also (i) make all repairs and replacements, and perform all maintenance as and when necessary, to the lamps, tubes, ballasts, and starters in the lighting fixtures installed in the Demised Premises, (ii) make all repairs and replacements, as and when necessary, to Tenant's Personal Property and to any Alterations made or performed by or on behalf of Tenant or any person claiming through or under
Tenant, and (iii) make all replacements, as and when necessary, to all windows and plate and other glass in, on or about the Demised Premises, and obtain and maintain, throughout the Demised Term, plate glass insurance policies issued by companies, and in form and amounts, reasonably satisfactory to Owner, in which
Owner, its agents and any lessor under any ground or underlying lease shall be named as parties insured, and (iv) perform all maintenance and make all repairs and replacements, as and when necessary, to any HVAC equipment (as defined herein), private elevators, escalators, conveyors or mechanical systems (other than the Building's standard equipment and systems) which may be installed in the Demised Premises by Owner, Tenant or others and which exclusively serve the
Demised Premises. However, the provisions of the foregoing sentence shall not be deemed to give to Tenant any right to install elevators, escalators, conveyors or mechanical systems. All repairs and replacements made by or on behalf of
Tenant or any person claiming through or under Tenant shall be made and performed in conformity with, and subject to the provisions of Article 3 and shall be at least equal in quality and class to the original work or installation. The necessity for, and adequacy of, repairs and replacements pursuant to this Article 5 shall be measured by the standard which is appropriate for first class office buildings of similar construction and class in the Borough of Manhattan, City of New York. The term "HVAC" shall mean heating, ventilation and air conditioning. Tenant's obligations hereunder with respect to the sprinkler system shall be subject to the terms and conditions of
Subsection B of Section 3.05 and Owner's obligations thereunder. Tenant's obligations hereunder with respect to work involving asbestos or other hazardous materials shall be subject to Section 3.06 and Owner's obligations thereunder.

                  SECTION 5.02. BUILDING CLASS E SYSTEM: Notwithstanding the
provisions of Section 5.01, Owner, at Owner's expense, shall perform routine maintenance of, and shall repair and replace if necessary, any Class E devices installed in the Demised Premises which are required by Legal Requirements (as defined herein) and any replacements thereof; however, Tenant acknowledges that in the event there shall be a Class E subsystem in the Demised Premises, Owner shall not be obligated to perform any maintenance with respect to such subsystem
or

                                       10

make any repairs or replacements thereto, nor shall Owner be obligated to repair, replace or maintain any Class E devices connected to such subsystem.
Tenant further acknowledges that if any repairs to or replacement of any Class E devices installed in the Demised Premises is necessitated or occasioned by the acts, omissions or negligence of Tenant or any person claiming through or under
Tenant or any of their servants, employees, contractors, agents, visitors or licensees, then Tenant shall perform the same at Tenant's sole cost and expense or, at Owner's election, Owner shall perform such repairs or replacement and
Tenant shall reimburse Owner for the reasonable, out-of-pocket costs of the same within thirty (30) days after demand therefor. Owner shall perform inspections of the Class E devices installed in the Demised Premises (other than those connected to any subsystem) as and when required by Legal Requirements, and
Tenant shall give Owner reasonable access to perform such repairs, maintenance and inspections. In addition, Owner shall enable Tenant to connect devices required for a standard office installation (i.e. speakers and strobes to the extent necessary for a standard office installation) to the Building Class E
Fire Alarm and Communication system at a point to be determined by Owner on the floor or in close proximity to the floor on which the Demised Premises is located. A floor warden station, pull stations at fire exits, smoke detectors in mechanical rooms, and duct smoke detectors in building air conditioning units shall all be located on the twenty-eighth (28th) floor of the Building on the
Commencement Date.

                                    ARTICLE 6

                              COMPLIANCE WITH LAWS

                  SECTION 6.01. GENERAL TENANT COVENANTS: Tenant, at Tenant's
sole cost and expense, shall comply with all Legal Requirements (hereinafter defined) which shall impose any duty upon Owner or Tenant with respect to the
Demised Premises or the use or occupation thereof, including, but not limited to, subject to the terms and conditions of Subsection B of Section 3.05 and
Owner's obligations thereunder, the installation of, modification to and/or maintenance of a sprinkler system to serve the Demised Premises or any part thereof and subject to the terms and conditions of Section 3.06 and Owner's obligations thereunder any requirement that asbestos or other hazardous material be removed or dealt with in any particular manner, except that Tenant shall not be required to make any structural Alterations in order so to comply unless such
Alterations shall be necessitated or occasioned, in whole or in part, by the acts, omissions, or negligence of Tenant or any person claiming through or under
Tenant, or any of their servants, employees, contractors, agents, visitors or licensees, or by the use or occupancy or manner of use or occupancy of the
Demised Premises by Tenant or by any such person. For all purposes of this Lease the term "Legal Requirements" shall mean all present and future laws, codes, ordinances, statutes, requirements, orders and regulations, ordinary and extraordinary, foreseen and unforeseen (including, but not limited to, the New
York State Energy Conservation Construction Code, New York City Local Laws #5 of
1973, #16 of 1984 and #58 of 1987 and the Americans with Disabilities Act, and any successor laws of like import) of any Governmental Authority (hereinafter defined) and all directions, requirements, orders and notices of violations thereof. For all purposes of this Lease, the term "Governmental Authority" shall mean the United States of America, the State of New York, the County of New
York, the Borough of Manhattan, the City of New York, any political subdivision thereof and any agency, department, commission, board, bureau or instrumentality of any of the foregoing, now existing or hereafter created, having jurisdiction over Owner, Tenant, this Lease or the Real Property or any portion thereof. Any work or installations made or performed by or on behalf of Tenant or any person claiming through or under Tenant pursuant to the provisions of this Article shall be made in conformity with, and subject to the provisions of Article 3.
For the purposes of this Article, the installation and maintenance of a sprinkler system or part thereof or any work pertaining to such sprinkler system or any requirement that any asbestos or other hazardous material be removed or dealt with in any particular manner or any Alterations required to comply with
Local Law #5 of 1973, #16 of 1984, #58 of 1987 and the Americans With
Disabilities Act and any successor laws of like import shall be deemed to be a non-structural Alteration. Any work with respect to a sprinkler system shall be made in conformity with the provisions of Section 3.05. Compliance with any requirement regarding asbestos or other asbestos containing material shall be made in conformity with the provisions of Section 3.06. Notwithstanding anything to the contrary in this Section 6.01, Tenant shall not be required to perform any work with respect to asbestos or other hazardous materials, unless such materials were brought to the Demised Premises by the Tenant or its contractors or agents, subject to the terms and conditions of Subsection C of Section 3.06.

                  SECTION 6.02. TENANT'S COMPLIANCE WITH OWNER'S FIRE INSURANCE:
Tenant shall not do anything, or permit anything to be done, in or about the
Demised Premises which shall (i) invalidate or be in conflict

                                       11

with the provisions of any fire and/or other insurance policies covering the
Building or any property located therein, or (ii) result in a refusal by fire insurance companies of good standing to insure the Building or any such property in amounts reasonably satisfactory to Owner, or (iii) subject Owner to any liability or responsibility for injury to any person or property by reason of any business operation being conducted in the Demised Premises, or (iv) cause any increase in the fire insurance rates applicable to the Building or property located therein at the beginning of the Demised Term or at any time thereafter.
Tenant, at Tenant's expense, shall comply with all present and future rules, orders, regulations and/or requirements of the New York Board of Fire
Underwriters and the New York Fire Insurance Rating Organization or any similar body and the issuer of any insurance obtained by Owner covering the Building and/or the Real Property, whether ordinary or extraordinary, foreseen or unforeseen, including, but not limited to, the installation and maintenance of, or other work pertaining to, a sprinkler system to serve the Demised Premises or any part thereof, any requirement that asbestos or other hazardous material be removed or dealt with in any particular manner and any requirement of New York
City Local Law #5 of 1973, #16 of 1984, #58 of 1987 and the Americans With
Disabilities Act or any successor laws of like import.

                  SECTION 6.03. FIRE INSURANCE RATES: In any action or
proceeding wherein Owner and Tenant are parties, a schedule or "make up" of rates applicable to the Building or property located therein issued by the New
York Fire Insurance Rating Organization, or other similar body fixing such fire insurance rates, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to the
Building or property located therein.

                  SECTION 6.04. LIMITATION ON TENANT'S COMPLIANCE OBLIGATION: In
clarification of the terms of Section 6.01, Tenant shall be liable to comply with The Americans with Disabilities Act, Local Law # 58 of 1987, and any successor laws of like import solely with respect to the Demised Premises, including but not limited to all bathrooms therein (with all core bathrooms on full floors of the Demised Premises deemed within the Demised Premises for purposes of this Section 6.04), and all entrances thereto and to the Demised
Premises on each floor of the Demised Premises. In the event that Legal
Requirements shall require Alterations to the Building (other than the Demised
Premises, including without limitation the bathrooms therein, which include all core bathrooms on any full floors of the Demised Premises as aforesaid, and the aforesaid entrances to the Demised Premises), such as for example, changes in the structure of the core and shell of the Building, Building core area doors, or with respect to the Building elevators, including, without limitation with respect to the height of the elevator call buttons, then Tenant shall have no obligations with respect to such requirements, whether during the Demised Term or upon its termination, and Owner shall have the obligation to comply with such requirements.

                                    ARTICLE 7

                         SUBORDINATION, ATTORNMENT, ETC.

                  SECTION 7.01. LEASE SUBORDINATION: This Lease and all rights of Tenant under this Lease are, and shall remain, unconditionally subject and subordinate in all respects to all ground and underlying leases now or hereafter in effect affecting the Real Property or any portion thereof, including, but not limited to, a certain lease dated as of the 10th day of April, 1970, between the
City of New York, as landlord, and 41 Madison Company, as tenant, affecting the real property immediately adjacent on the south to the plot of land upon which the Building stands, which lease is recorded in the Office of the Register of the City of New York, New York County, in Reel 174, page 798 (said lease is referred to as the "Air Rights Lease") and to all mortgages which may now or hereafter affect such leases or the Real Property, and to all advances made or hereafter to be made under such mortgages, and to all renewals, modifications, consolidations, correlations, replacements and extensions of, and substitutions for, such leases and mortgages (such leases as above described are referred to herein collectively as the "Superior Lease" and such mortgages as above described are referred to herein collectively as the "Mortgage"). The foregoing provisions of this Section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall execute and deliver promptly any reasonable certificate or other instrument which Owner, or any lessor under any Superior Lease, or any holder of any Mortgage may request. If, in connection with obtaining financing with respect to the Building, the Real Property, or the interest of the lessee under any Superior Lease, any recognized lending institution shall request reasonable modifications of this Lease as a condition of such financing, Tenant covenants not unreasonably to withhold or delay its agreement to such modifications, provided that such modifications do not materially increase the obligations, or materially and

                                       12

adversely affect the rights, of Tenant under this Lease. No act or failure to act on the part of Owner which would entitle Tenant under the terms of this
Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease shall result in a release or termination of such obligations or a termination of this Lease unless (i) Tenant shall have first given written notice of Owner's act or failure to act to the holder or holders of any Mortgage and/or the lessor under any Superior Lease of whom Tenant has been given written notice, specifying the act or failure to act on the part of
Owner which could or would give basis to Tenant's rights; and (ii) the holder or holders of such Mortgage and/or the lessors under any Superior Lease, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter, but nothing contained in this sentence shall be deemed to impose any obligation on any such holder or lessor to correct or cure any such condition. "Reasonable time" as used above means and includes a reasonable time to obtain possession of the Building if any such holder or lessor elects to do so (provided such holder or lessor institutes proceedings to obtain possession within a reasonable time after notice from
Tenant pursuant to the foregoing provisions and conducts such proceedings with reasonable diligence) and a reasonable time after so obtaining possession to correct or cure the condition if such condition is determined to exist (provided such holder or lessor commences said cure within ten (10) days after obtaining possession and prosecutes the work required to cure with reasonable diligence).

                  SECTION 7.02. TENANT ATTORNMENT: If, at any time prior to the expiration of the Demised Term, any Superior Lease under which Owner then shall be the lessee shall terminate or be terminated for any reason, or the holder of any Mortgage comes into possession of the Real Property or the Building or the estate created by any Superior Lease by a receiver or otherwise, Tenant agrees, at the election and upon demand of any owner of the Real Property, or of the holder of any Mortgage so in possession, or of any lessor under any Superior
Lease covering the premises which include the Demised Premises, to attorn, from time to time, to any such owner, holder, or lessor, upon the then executory terms and conditions of this Lease, for the remainder of the term originally demised in this Lease, provided that such owner, holder or lessor, as the case may be, shall then be entitled to possession of the Demised Premises. The provisions of this Section shall enure to the benefit of any such owner, holder, or lessor, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the termination of any Superior Lease, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Tenant, however, upon demand of any such owner, holder, or lessor, agrees to execute, from time to time, instruments in confirmation of the foregoing provisions of this Section, satisfactory to any such owner, holder, or lessor, acknowledging such attornment and setting forth the terms and conditions of its tenancy. Nothing contained in this Section shall be construed to impair any right otherwise exercisable by any such owner, holder, or lessor.
Notwithstanding anything to the contrary set forth in this Article no such owner, holder or lessor shall be bound by (i) any payment of any installment of
Fixed Rent or increases therein or any additional rent which may have been made more than thirty (30) days before the due date of such installment, or (ii) any amendment or modification to this Lease which is made without its consent, except for any amendment or modification for which such holder's or lessor's consent is not required under the applicable Mortgage or Superior Lease.

                  SECTION 7.03. TENANT ESTOPPEL CERTIFICATE: From time to time, within seven (7) days next following Owner's request, Tenant shall deliver to
Owner a written statement executed and acknowledged by Tenant, in form satisfactory to Owner, (i) stating that this Lease is then in full force and effect and has not been modified (or if modified, setting forth the specific nature of all modifications), and (ii) setting forth the date to which the Fixed
Rent has been paid, and (iii) stating whether or not, to the best knowledge of
Tenant, Owner is in default under this Lease, and, if Owner is in default, setting forth the specific nature of all such defaults and (iv) stating that
Tenant has accepted and occupied the Demised Premises and all improvements required to be made by Owner pursuant to the provisions of this Lease, have been made, if such be the case. Tenant acknowledges that any statement delivered pursuant to this Section may be relied upon by any purchaser or owner of the
Building, or of the Real Property, or any part thereof, or of Owner's interest in the Building or the Real Property or any Superior Lease, or by the holder of any Mortgage, or by any assignee of the holder of any Mortgage, or by any lessor under any Superior Lease.

                  SECTION 7.04. OWNER ASSIGNMENT OF LEASE AND RENTS: If Owner
assigns its interest in this Lease, or the rents payable hereunder, to the holder of any Mortgage or the lessor under any Superior Lease, whether the assignment shall be conditional in nature or otherwise, Tenant agrees that (a)
the execution thereof by Owner and the acceptance by such holder or lessor shall not be deemed an assumption by such holder or lessor of any of the obligations of the Owner under this Lease unless such holder or lessor shall, by written notice sent to Tenant,

                                       13

specifically otherwise elect; and (b) except as aforesaid, such holder or lessor shall be treated as having assumed Owner's obligations hereunder only upon the foreclosure of such holder's Mortgage or the termination of such lessor's
Superior Lease and the taking of possession of the Demised Premises by such holder or lessor, as the case may be.

                  SECTION 7.05. NON-DISTURBANCE AGREEMENT/TENANT RECOGNITION
AGREEMENT: A. Owner agrees, reasonably promptly after the execution and delivery of this Lease, to obtain and deliver to Tenant an agreement from The Equitable
Assurance Society of the United States substantially to the effect that in the event of any foreclosure of the existing Mortgage, The Equitable Assurance
Society of the United States will not make Tenant a party-defendant to such foreclosure (unless required by law in order to obtain jurisdiction, but in such event, no judgment foreclosing this Lease will be sought) nor disturb its possession under this Lease so long as there shall be no default by Tenant under this Lease beyond applicable grace periods (any such agreement, or any agreement of similar import, is referred to as a "Non-Disturbance Agreement"). Owner agrees, within a reasonable time after the execution and delivery of any future
Mortgage, to obtain and deliver to Tenant a Non-Disturbance Agreement from any then holder or holders of such future Mortgage in such holder's or holders'
commercially reasonable form. If The Equitable Assurance Society of the United
States or any holder or holders of any future Mortgage shall impose a fee as a condition of entering to any such Non-Disturbance Agreement, Tenant shall execute and deliver to Owner a written agreement to pay Owner, as additional rent under this Lease, a sum equal to the amount of such fee within ten (10)
days next following Owner's advise to Tenant as to such fee and the amount thereof. If Tenant does not execute and deliver such agreement within said period, Owner shall have the right to withdraw its request for any such
Non-Disturbance Agreement in which event Owner shall have no further obligation to obtain such an agreement. If required by the holder of any Mortgage, Tenant shall promptly join in any commercially reasonable Non-Disturbance Agreement to indicate its concurrence with the provisions thereof.

                         B. In the event that, after the date hereof, Owner
enters into a Superior Lease (any such future Superior Lease, a "New Lease", but with it acknowledged and agreed that any renewals, modifications, consolidations, correlations, replacements and extensions of, or substitutions for the Air Rights Lease shall not be deemed a New Lease), Owner agrees, within a reasonable time after the execution and delivery of any such New Lease, to obtain and deliver to Tenant an agreement from then lessor under such New Lease, in form and substance reasonably acceptable to Owner and Tenant, substantially to the effect that in the event of the termination of such New Lease by reason of the default or insolvency of the lessee thereunder, such lessor will permit
Tenant to attorn to such lessor and will not disturb its possession under this
Lease so long as there shall be no default by Tenant under this Lease beyond applicable grace periods (any such agreement, or any agreement of similar import, is referred to as a "Tenant Recognition Agreement"). If any lessor under any New Lease shall impose a fee as a condition of entering into any such Tenant
Recognition Agreement, Tenant shall execute and deliver to Owner a written agreement to pay Owner, as additional rent under this Lease, a sum equal to the amount of such fee within ten (10) days next following Owner's advise to Tenant as to such fee and the amount thereof. If Tenant does not execute and deliver such agreement within said period, Owner shall have the right to withdraw its request for any such Tenant Recognition Agreement in which event Owner shall have no further obligation to obtain such Tenant Recognition Agreement. If required by the lessor under any New Lease, Tenant shall promptly join in any commercially reasonable Tenant Recognition Agreement to indicate its concurrence with the provisions thereof.

                  SECTION 7.06. Nothing contained in this Article or in any
Non-Disturbance Agreement or Tenant Recognition Agreement shall, however, affect the prior rights of the holder of any existing or future Mortgage or of the lessor under any Superior Lease with respect to the proceeds of any award in condemnation or of any fire insurance policies affecting the Building, or impose upon any such holder or lessor any liability (i) in the event of damage or destruction to the Building or the Demised Premises, for any repairs, replacements, rebuilding or restoration except as can reasonably be accomplished from the net proceeds of insurance actually received by, or made available to, such holder or lessor and not applied in reduction and/or repayment of the loan secured by any such Mortgages, or (ii) for any default by Owner, its successors and assigns under this Lease occurring prior to any date upon which such holder(s) or lessor(s), its successors and assigns, shall become Tenant's landlord, or (iii) for or be subject to any credits, offsets, abatements, or claims against the rent under this Lease accruing to Tenant as a result of any acts or omissions of Owner, its successors or assigns, occurring or committed prior to the date upon which such holder(s) or lessor(s) shall become the owner of or obtain possession or control of the Real Property, or (iv) for any default by Owner of its obligations under this Lease or any act or omission of Owner, its successors or

                                       14

assigns, occurring or committed prior to the date upon which such holder(s) or lessor(s) shall become the owner of or obtain possession or control of the Real
Property. Any such Non-Disturbance Agreement or Tenant Recognition Agreement may
also be conditioned upon the existence of any one or more of the following circumstances at the time of the commencement of any foreclosure of any such mortgage or at the time of the termination of any such ground or underlying lease, as the case may be:

                         A. The Demised Term shall have commenced.

                         B. Tenant shall not be in default in the observance or
performance of any of the covenants of this Lease on the part of Tenant to be observed or performed beyond applicable notice and/or cure periods.

                         C. Tenant shall not have paid rent in advance beyond
the rent period next following the current rent period (except with respect to payments of increases in Fixed Rent in accordance with Article 23) and there shall be no offsets then accrued against future rent chargeable against the holder of any such mortgage after foreclosure or against the lessor under any such ground or underlying lease after termination, as the case may be.

                         D. Intentionally Omitted.

                         E. Tenant shall have furnished to the then holder of
any such mortgage or the then lessor under any such ground or underlying lease, as the case may be, a statement, in writing, as to the status of this Lease with respect to the above circumstances A, B and C or any circumstances substantially similar to B or C, within ten (10) days after such holder or lessor shall have made written demand for such statement by registered or certified mail addressed to Tenant.

                  SECTION 7.07. If required by the holder of any Mortgage or by the lessor under any Superior Lease, Tenant shall promptly join in any
Non-Disturbance Agreement or Tenant Recognition Agreement to indicate its concurrence with the provisions thereof, provided such agreement shall substantially comply with the provisions of this Article.

                  SECTION 7.08. If any such holder(s) or lessor(s) shall succeed to the interest of Owner, or any successor to Owner, in no event shall any such holder(s) or lessor(s) have any liability under this Lease prior to the date any such holder(s) or lessor(s) shall take possession of the Real Property or succeed to the rights of Owner under this Lease, nor any liability for offsets or defenses which Tenant might have had against Owner and, in any event, any such holder(s) or lessor(s) shall have no personal liability as successor to
Owner and Tenant shall look only to the estate and property of any such holder(s) or lessor(s) in the Real Property for the satisfaction of Tenant's remedies for the collection of a money judgment (or other judicial process)
requiring the payment of money in the event of any default by any such holder(s)
or lessor(s), as Owner under the Lease, and no other property or assets of any such holder(s) or lessor(s) shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Owner and Tenant thereunder or
Tenant's use or occupancy of the Demised Premises.

                  SECTION 7.09. Tenant agrees that no prepayment of rent or
additional rent due under this Lease of more than one month in advance, and no amendment, modification, surrender or cancellation of this Lease (other than a confirmation, ratification or exercise of an express right or benefit set forth in this Lease or one for which such party's consent is not required pursuant to the mortgage or underlying lease, as the case may be), shall be binding upon or as against any such holder(s) or lessor(s), as holder(s) of the Mortgages or lessor(s) of the Real Property, and as Owner under this Lease if it succeeds to that position, unless consented to in writing by any such holder(s) or lessor(s)
or made pursuant to the exercise of an express right or benefit set forth in this Lease.

                  SECTION 7.10. Any such holder(s) or lessor(s) shall not be obligated to undertake or complete any specific renovations or additions to the
Demised Premises specifically provided for in this Lease to be performed by
Owner (other than repairs) or pay the cost of any construction or other special landlord work or pay the cost of any special tenant work which Tenant shall be permitted or required to perform or reimburse Tenant therefore (in either

                                       15

case now or concurrently under way or hereafter to be undertaken, whether or not the same is set forth in this Lease or any other agreement).

                  SECTION 7.11. At the request of Owner, Tenant shall promptly execute and deliver any instrument or instruments requested by Owner for the benefit of the holder of any Mortgage to which this Lease shall then be subordinate as hereinabove provided, or for the benefit of the lessor under any
Superior Lease to which this Lease shall then be subordinate as hereinabove provided, in which Tenant shall covenant and agree with such holder or lessor that (a) Tenant will not enter into any agreement to cancel or modify this Lease without the written approval of such holder or lessor, and (b) Tenant will not take any action or institute any proceeding against Owner to cancel or modify this Lease without giving to such holder or lessor at least thirty (30) days'
prior written notice of such action or proceeding, except that the provisions of any such instrument shall not apply to any modifications of this Lease contemplated in any of the provisions of this Lease or to any right or option to cancel or modify this Lease expressly reserved or granted to Tenant pursuant to any of the provisions of this Lease, or to any modification for which such holder's or lessor's consent is not required under the terms of such respective mortgage or ground or underlying lease.

                  SECTION 7.12.  Intentionally Omitted.

                  SECTION 7.13. Tenant agrees to cooperate reasonably with Owner in Owner's obtaining any Non-Disturbance Agreement or Tenant Recognition
Agreement which Owner is obligated to obtain hereunder and Tenant shall provide
Owner and the holder of any mortgage and the lessor under any ground or underlying lease with any information reasonably required by them in connection with obtaining any such Non-Disturbance Agreement or Tenant Recognition
Agreement.

                                    ARTICLE 8

                               PROPERTY LOSS, ETC.

                  SECTION 8.01. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Owner nor Owner's agents shall be liable for any loss of or damage to any such property by theft or otherwise.
Neither (i) the performance by Owner, Tenant or others of any decorations, repairs, alterations, additions or improvements in or to the Building or the
Demised Premises, nor (ii) the failure of Owner or others to make any such decorations, repairs, alterations, additions or improvements, nor (iii) any damage to the Demised Premises or to the property of Tenant, nor any injury to any persons, caused by other tenants or persons in the Building, or by operations in the construction of any private, public or quasi-public work, or by any other cause, nor (iv) any latent defect in the Building or in the Demised
Premises, nor (v) any temporary closing or darkening of any windows of the
Demised Premises for any reason whatsoever including, but not limited to,
Owner's own acts, nor any permanent darkening, closing, or bricking up of any such windows if required by Legal Requirements or in connection with any construction on adjacent property nor (vi) any inconvenience or annoyance to
Tenant or injury to or interruption of Tenant's business by reason of any of the events or occurrences referred to in the foregoing subdivisions (i) through (v), shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, or any lessor under any Superior Lease, other than such liability as may be imposed upon Owner by law for Owner's negligence or the negligence of
Owner's agents, servants or employees in the operation or maintenance of the
Building or for the breach by Owner of any express covenant of this Lease on
Owner's part to be performed. Tenant's taking possession of the Demised Premises shall be conclusive evidence, as against Tenant, that, at the time such possession was so taken, the Demised Premises and the Building were in good and satisfactory condition and Owner's Initial Construction was substantially completed.

                                       16

                                    ARTICLE 9

                       DESTRUCTION-FIRE OR OTHER CASUALTY

                  SECTION 9.01. OWNER'S REPAIR OBLIGATIONS: A. If the Demised
Premises shall be damaged by fire or other casualty and if Tenant shall give prompt notice to Owner of such damage, Owner, at Owner's expense, shall repair such damage. However, Owner shall have no obligation to repair any damage to, or to replace, Tenant's Personal Property, or any Alterations made to the Demised
Premises by or on behalf of Tenant, including without limitation, any of
Tenant's Alterations (whether or not paid for in whole or in part with an
Owner's work contribution) or any of Owner's Initial Construction (other than that portion of Owner's Initial Construction relating to the core bathrooms located on the floor on which the Demised Premises is located) or any other property or effects of Tenant (all of such Tenant's Personal Property,
Alterations, Owner's Initial Construction and other property are further collectively referred to as "Tenant's Property Interest"). Except as otherwise provided in Section 9.03, if the entire Demised Premises shall be rendered untenantable by reason of any such damage, the Fixed Rent shall abate for the period from the date of such damage to the date when such damage shall have been repaired, and if only a part of the Demised Premises shall be so rendered untenantable, the Fixed Rent shall abate for such period in the proportion which the area of the part of the Demised Premises so rendered untenantable bears to the total area of the Demised Premises (except that with respect to any period(s) in which the Demised Premises shall be comprised of spaces which are then leased at different per square foot rental rates, then with respect to any such periods, the Fixed Rent shall abate equitably for such period(s) on the basis of the area of the part of the Demised Premises so rendered untenantable and the Fixed Rent applicable thereto). However, if, prior to the date when all of such damage shall have been repaired, any part of the Demised Premises so damaged shall be rendered tenantable and shall be used or occupied by Tenant or any person or persons claiming through or under Tenant, then the amount by which the Fixed Rent shall abate shall be equitably apportioned for the period from the date of any such use or occupancy to the date when all such damage shall have been repaired. Tenant hereby expressly waives the provisions of Section 227 of the New York Real Property Law, and of any successor law of like import then in force, and Tenant agrees that the provisions of this Article shall govern and control in lieu thereof. Notwithstanding the foregoing provisions of this
Section, if, prior to or during the Demised Term, (i) the Demised Premises shall be totally damaged or rendered wholly untenantable by fire or other casualty, and if Owner shall decide not to restore the Demised Premises, or (ii) the
Building shall be so damaged by fire or other casualty that, in Owner's opinion, substantial alteration, demolition, or reconstruction of the Building shall be required (whether or not the Demised Premises shall have been damaged or rendered untenantable), then, in any of such events, Owner, at Owner's option, may give to Tenant, within ninety (90) days after such fire or other casualty, a five (5) days' notice of termination of this Lease and, in the event such notice is given, this Lease and the Demised Term shall come to an end and expire
(whether or not said term shall have commenced) upon the expiration of said five
(5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date, the Fixed Rent shall be apportioned as of such date and any prepaid portion of Fixed Rent for any period after such date shall be refunded by Owner to Tenant.

                         B. Supplementing the provisions of Subsection A of this
Section 9.01, if as a result of any damage to all or substantially all of the
Demised Premises by fire or other casualty, (a) it shall become impractical for
Tenant to conduct its normal business operations in any substantial part of the
Demised Premises, and (b) no part of the Demised Premises shall be used or occupied for business purposes by Tenant or any other person claiming through or under Tenant, the entire Demised Premises shall be deemed untenantable for the purposes of Subsection A of this Section 9.01.

                  SECTION 9.02. OWNER'S SUBROGATION WAIVER PROVISIONS: Owner
shall attempt to obtain and maintain, throughout the Demised Term, in Owner's fire insurance policies covering the Building, provisions to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occurring to the Building. In the event that at any time Owner's fire insurance carriers shall exact an additional premium for the inclusion of such or similar provisions, Owner shall give Tenant notice thereof. In such event, if Tenant agrees, in writing, to reimburse Owner for such additional premium for the remainder of the Demised Term, Owner shall require the inclusion of such or similar provisions by Owner's fire insurance carriers. As long as such or similar provisions are included in Owner's fire insurance policies then in force, Owner hereby waives (i) any obligation on the part of Tenant to make repairs to the Demised Premises necessitated or occasioned by fire or other casualty that is an insured risk under such policies, and (ii) any right of recovery against Tenant, any other permitted occupant of the Demised Premises, and any of their servants,

                                       17

employees, agents or contractors, for any loss occasioned by fire or other casualty which is an insured risk under such policies. In the event that at any time Owner's fire insurance carriers shall not include such or similar provisions in Owner's fire insurance policies, the waivers set forth in the foregoing sentence shall, upon notice given by Owner to Tenant, be deemed of no further force or effect.

                  SECTION 9.03. TENANT NEGLIGENCE: Except to the extent
expressly provided in Section 9.02, nothing contained in this Lease shall relieve Tenant of any liability to Owner or to its insurance carriers which
Tenant may have under law or the provisions of this Lease in connection with any damage to the Demised Premises or the Building caused by fire or other casualty.
Notwithstanding the provisions of Section 9.01, if any such damage, occurring after any date when the waivers set forth in Section 9.02 are no longer in force and effect, is due to the fault or neglect of Tenant, any person claiming through or under Tenant, or any of their servants, employees, agents, contractors, visitors or licensees, then there shall be no abatement of Fixed
Rent by reason of such damage.

                  SECTION 9.04. TENANT SUBROGATION WAIVER PROVISIONS: Tenant
acknowledges that it has been advised that Owner's insurance policies do not cover Tenant's Property Interest; accordingly, it shall be Tenant's obligation to obtain and maintain insurance covering Tenant's Property Interest and loss of profits including, but not limited to, water damage coverage and business interruption insurance. Tenant shall attempt to obtain and maintain, throughout the Demised Term, in Tenant's fire and other insurance policies covering
Tenant's Property Interest, and Tenant's use and occupancy of the Demised
Premises, and/or Tenant's profits (and shall cause any other permitted occupants of the Demised Premises to attempt to obtain and maintain, in similar policies), provisions to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occasioned by fire or other casualty which is an insured risk under such policies. In the event that at any time the fire insurance carriers issuing such policies shall exact an additional premium for the inclusion of such or similar provisions, Tenant shall give Owner notice thereof. In such event, if Owner agrees, in writing, to reimburse Tenant or any person claiming through or under Tenant, as the case may be, for such additional premium for the remainder of the Demised Term, Tenant shall require the inclusion of such or similar provisions by such insurance carriers. As long as such or similar provisions are included in such insurance policies then in force, Tenant hereby waives (and agrees to cause any other permitted occupants of the Demised
Premises to execute and deliver to Owner written instruments waiving) any right of recovery against Owner, any lessors under any Superior Leases, the holders of any Mortgage, and all other tenants or occupants of the Building, and any servants, employees, agents or contractors of Owner, or of any such lessor, or holder or any such other tenants or occupants, for any loss occasioned by fire or other casualty which is an insured risk under such policies. In the event that at any time such insurance carriers shall not include such or similar provisions in any such insurance policy, the waiver set forth in the foregoing sentence (or in any written instrument executed by any other permitted occupant of the Demised Premises) shall, upon notice given by Tenant to Owner, be deemed of no further force or effect with respect to any insured risks under such policy from and after the giving of such notice. During any period while any such waiver of right of recovery is in effect, Tenant, or any other permitted occupant of the Demised Premises, as the case may be, shall look solely to the proceeds of such policies to compensate Tenant or such other permitted occupant for any loss occasioned by fire or other casualty which is an insured risk under such policies.

                  SECTION 9.05. A. Supplementing the provisions of Section 9.01, in the event (a) the Demised Premises or Building shall be damaged by fire or other casualty and Tenant shall be unable to use the Demised Premises as a result of such damage and (b) Owner shall not exercise the right to terminate this Lease in accordance with the provisions of Section 9.01 and shall, accordingly, be obligated to repair any such damage, then, if such damage is not repaired within the Casualty Restoration Period (as defined herein), Tenant shall have the following options:

                         (i) to give to Owner, within ten (10) days next
following the expiration of the Casualty Restoration Period, a five (5) days'
notice of termination of this Lease, or

                         (ii) to extend the Casualty Restoration Period for a
further period of three (3) months by notice given to Owner within ten (10) days after the expiration of the initial Casualty Restoration Period. In the event
Tenant shall have given such notice to Owner extending the initial Casualty
Restoration Period and if such damage shall not have been repaired by Owner within any extended Casualty Restoration Period, Tenant shall have the options to (a) further extend the Casualty Restoration Period for further

                                       18

successive periods of six (6) months, by notice given to Owner within ten (10)
days after the expiration of any extended Casualty Restoration Period or (b) to give Owner, within ten (10) days after the expiration of any such extended
Casualty Restoration Period a five (5) days' notice of termination of this
Lease.

         The term "Casualty Restoration Period" shall mean two (2) years after the date of such fire or other casualty.

                         B. Notwithstanding anything to the contrary contained
in the provisions of Subsection A of this Section 9.05, in the event (a) the
Demised Premises or Building shall be damaged by fire or other casualty and
Tenant shall be unable to use the Demised Premises as a result of such damage and (b) Owner shall not exercise the right to terminate this Lease in accordance with the provisions of Section 9.01, then Owner shall, within one hundred twenty
(120) days after the date of such fire or casualty, give a notice to Tenant, stating the length of time that Owner estimates the repair of such damage to the
Demised Premises or Building will reasonably require (the "Estimate Notice"). In the event that Owner shall determine that the repair of such damage to the
Demised Premises or Building will reasonably require a period longer than the
Casualty Restoration Period, then by virtue of Owner's delivery of the Estimate
Notice, the initial Casualty Restoration Period set forth in Subsection A of this Section 9.05, shall be so extended to the period provided in the Estimate
Notice and (b) Tenant shall have the further option to give to Owner a five (5)
days' notice of termination of this Lease within ten (10) days next following the giving of such notice under this Paragraph B by Owner to Tenant extending the initial Casualty Restoration Period.

                         C. Time is of the essence with respect to the giving by
Tenant to Owner of any notice in accordance with the provisions of Subsections A and B of this Section 9.05 and in the event that Tenant shall fail to give any such notice within the time periods set forth therein, Tenant shall be deemed to have given to Owner a notice pursuant to subdivision (ii) of Subsection A of this Section 9.05 extending the Casualty Restoration Period provided, however, that any five (5) days' notice of termination given by Tenant pursuant to the provisions of Subsection A or B of this Section 9.05 beyond the ten (10) day period provided therein shall be void and of no force and effect.

                         D. In the event that Tenant shall give to Owner within
the applicable time periods set forth in the foregoing provisions of this
Section a five (5) days' notice of termination of this Lease, this Lease and the
Demised Term shall come to an end and expire upon the expiration of said five
(5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date, the Fixed Rent and all increases thereof shall be apportioned as of such date, and any prepaid portion of Fixed Rent and increases thereof for any period after such date shall be refunded by Owner to Tenant.

                         E. Nothing contained in the foregoing provisions of
this Section 9.05 shall be deemed to affect the rights of Owner to give to
Tenant a five (5) days' notice of termination of this Lease in accordance with the provisions of Subdivision (i) of the last sentence of Subsection A of
Section 9.01 and the provisions of Subdivision (ii) of the last sentence of
Subsection A of Section 9.01.

                  SECTION 9.06 A. Owner agrees that in the event that the
Demised Premises shall be rendered wholly untenantable by reason of any damage occurring during the last two (2) years of the Demised Term by fire or other casualty, and in the further event that such damage shall not have been repaired within a period of one (1) month from the date of such damage, then Tenant shall, within ten (10) days after the expiration of such one (1) month period, have the right to deliver a notice to Owner requesting that Owner provide Tenant with a notice stating the length of time that the repair to the Demised Premises as a result of such damage will reasonably require (the "Repair Estimate
Notice"). In the event that the Repair Estimate Notice shall indicate that the repair of such damage to the Demised Premises will reasonably require a period of time such that the amount of time which would be remaining in the Demised
Term upon the completion of such repairs is less than six (6) months, then
Tenant, at Tenant's option and as Tenant's sole remedy with respect thereto, may give to Owner, within five (5) days next following the delivery of such Repair
Estimate Notice, a five (5) days' notice of termination of this Lease and in the event that such notice is given in accordance with the foregoing provisions of this sentence, this Lease and the Demised Term shall come to any end and expire upon the expiration of said five (5) days as if such date of expiration were the
Expiration Date, the Fixed Rent and all increases thereof shall be apportioned as of such date, and any prepaid portion of Fixed Rent and increases thereof for any period after such date shall be refunded by

                                       19

Owner to Tenant.

                         B. Time is of the essence with respect to the giving by
Tenant to Owner of any notice in accordance with the provisions of Paragraph A of this Section 9.06 and in the event that Tenant shall fail to give any such notice within the time period set forth therein, Tenant shall be deemed to have waived its right to terminate this Lease in accordance with this Section 9.06 and any five (5) days' notice of termination given by Tenant pursuant to the provisions of Paragraph A of this Section 9.06 beyond the five (5) day period provided therein shall be void and of no force and effect.

                                   ARTICLE 10

                                 EMINENT DOMAIN

                  SECTION 10.01. TAKING OF THE DEMISED PREMISES: If the whole of the Demised Premises shall be acquired for any public or quasi-public use or purpose, whether by condemnation or by deed in lieu of condemnation, this Lease and the Demised Term shall end as of the date of the vesting of title with the same effect as if said date were the Expiration Date. If only a part of the
Demised Premises shall be so acquired or condemned then, except as otherwise provided in this Section, this Lease and the Demised Term shall continue in force and effect but, from and after the date of the vesting of title, the Fixed
Rent shall be reduced in the proportion which the area of the part of the
Demised Premises so acquired or condemned bears to the total area of the Demised
Premises immediately prior to such acquisition or condemnation (except that with respect to any period(s) in which the Demised Premises shall be, or would have been, absent such acquisition or condemnation, comprised of spaces which are or would be then leased at different per square foot rental rates, then with respect to any such periods, the Fixed Rent shall be reduced equitably on the basis of the area of the Demised Premises so condemned and the Fixed Rent applicable thereto). If only a part of the Real Property shall be so acquired or condemned, then (i) whether or not the Demised Premises shall be affected thereby, Owner, at Owner's option, may give to Tenant, within sixty (60) days next following the date upon which Owner shall have received notice of vesting of title, a five (5) days' notice of termination of this Lease, and (ii) if the part of the Real Property so acquired or condemned shall contain more than ten
(10%) percent of the total area of the Demised Premises immediately prior to such acquisition or condemnation, or if, by reason of such acquisition or condemnation, Tenant no longer has reasonable means of access to the Demised
Premises, Tenant, at Tenant's option, may give to Owner, within sixty (60) days next following the date upon which Tenant shall have received notice of vesting of title, a five (5) days' notice of termination of this Lease. In the event any such five (5) days' notice of termination is given, by Owner or Tenant, this
Lease and the Demised Term shall come to an end and expire upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date. If a part of the Demised Premises shall be so acquired or condemned and this Lease and the Demised Term shall not be terminated pursuant to the foregoing provisions of this Section, Owner, at
Owner's expense, shall restore that part of the Demised Premises not so acquired or condemned to a self-contained rental unit. In the event of any termination of this Lease and the Demised Term pursuant to the provisions of this Section, the
Fixed Rent shall be apportioned as of the date of such termination and any prepaid portion of Fixed Rent for any period after such date shall be refunded by Owner to Tenant.

                  SECTION 10.02. CONDEMNATION AWARD OR CLAIMS: In the event of any such acquisition or condemnation of all or any part of the Real Property,
Owner shall be entitled to receive the entire award for any such acquisition or condemnation, Tenant shall have no claim against Owner or the condemning authority for the value of any unexpired portion of the Demised Term and Tenant hereby expressly assigns to Owner all of its right in and to any such award.
Nothing contained in this Section shall be deemed to prevent Tenant from making a claim in any condemnation proceedings for the value of any items of Tenant's
Personal Property which are compensable, in law, as trade fixtures.

                                       20

                                   ARTICLE 11

                            ASSIGNMENT AND SUBLETTING

                  SECTION 11.01. GENERAL COVENANT: Tenant, for itself, its
heirs, distributees, executors, administrators, legal representatives, successors and assigns, covenants that, without the prior consent of Owner in each instance, it shall not (i) assign whether by merger, consolidation or otherwise, mortgage or encumber its interest in this Lease, in whole or in part, or (ii) sublet, or permit the subletting of, the Demised Premises or any part thereof, or (iii) permit the Demised Premises or any part thereof to be occupied, or used for desk space, mailing privileges or otherwise, by any person other than Tenant. The sale, pledge, transfer or other alienation of (a) a controlling interest in the issued and outstanding capital stock of any corporate Tenant (unless such stock is publicly traded on a recognized security exchange or over-the counter market) or (b) a controlling interest in any partnership, limited liability company or joint venture or other business entity comprising Tenant, however accomplished, directly or indirectly and whether in a single transaction or in a series of related and/or unrelated transactions, shall be deemed for the purposes of this Section as an assignment of this Lease which shall require the prior consent of Owner in each instance. The word
"control" (including, "controlled by" and "under common control with") as used with respect to any corporation, partnership or other business entity, shall mean the possession of the power to direct or cause the direction of the management and policies of such corporation, partnership or other business entity, whether through the ownership of voting securities or contract.

                  SECTION 11.02. OWNER'S RIGHTS UPON ASSIGNMENT: If Tenant's
interest in this Lease is assigned, whether or not in violation of the provisions of this Article, Owner may collect rent from the assignee; if the
Demised Premises or any part thereof are sublet to, or occupied by, or used by, any person other than Tenant, whether or not in violation of this Article,
Owner, after default by Tenant under this Lease, may collect rent from the subtenant, user or occupant. In either case, Owner shall apply the net amount collected to the rents reserved in this Lease, but neither any such assignment, subletting, occupancy, or use, whether with or without Owner's prior consent, nor any such collection or application, shall be deemed a waiver of any term, covenant or condition of this Lease or the acceptance by Owner of such assignee, subtenant, occupant or user as tenant. The consent by Owner to any assignment, subletting, occupancy or use shall not relieve Tenant from its obligation to obtain the express prior consent of Owner to any further assignment, subletting, occupancy or use. If this Lease is assigned to any person or entity pursuant to any proceeding of the type referred to in Subsections 16.01(c) and 16.01(d), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Owner, shall be and remain the exclusive property of Owner and shall not constitute property of
Tenant or of the estate of Tenant within the meaning of any proceeding of the type referred to in Subsections 16.01(c) and 16.01(d). Any and all monies or other considerations constituting Owner's property under the preceding sentence not paid or delivered to Owner shall be held in trust for the benefit of Owner and shall be promptly paid to or turned over to Owner. Any person or entity to which this Lease is assigned pursuant to any proceeding of the type referred to in Subsections 16.01(c) and 16.01(d) shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall execute and deliver to Owner upon demand an instrument confirming such assumption. The listing of any name other than that of Tenant on any door of the Demised Premises or on any directory or in any elevator in the Building, or otherwise, shall not operate to vest in the person so named any right or interest in this Lease or in the
Demised Premises, or the Building, or be deemed to constitute, or serve as a substitute for, any prior consent of Owner required under this Article, and it is understood that any such listing shall constitute a privilege extended by
Owner which shall be revocable at Owner's will by notice to Tenant. Tenant agrees to pay to Owner reasonable counsel fees incurred by Owner in connection with any proposed assignment of Tenant's interest in this Lease or any proposed subletting of the Demised Premises or any part thereof. Neither any assignment of Tenant's interest in this Lease nor any subletting, occupancy or use of the
Demised Premises or any part thereof by any person other than Tenant, nor any collection of rent by Owner from any person other than Tenant as provided in this Section, nor any application of any such rent as provided in this Section shall, in any circumstances, relieve Tenant of its obligation fully to observe and perform the terms, covenants and conditions of this Lease on Tenant's part to be observed or performed.

                  SECTION 11.03. SUBLET RIGHTS: A. (1) As long as Tenant is not in default (i) under any of the terms, covenants or conditions of this Lease on
Tenant's part to be observed or performed other than the payment of Fixed Rent and increases thereto due under Article 23 of the Lease, beyond the expiration of the applicable notice and grace period set forth in this Lease or (ii) in the observance and performance of the covenants

                                       21

to pay the Fixed Rent and increases thereto under Article 23 of this Lease,
Owner agrees not to unreasonably withhold Owner's prior consent to sublettings by Tenant of all or parts of the Demised Premises to not more than two (2)
subtenants. Each such subletting shall be for undivided occupancy by the subtenant of that part of the Demised Premises affected thereby, for the use expressly permitted in this Lease, and at no time shall there be more than three
(3) occupants, including Tenant, on any one floor.

                               (2) Without Owner's prior consent, Tenant shall
not (a) negotiate or enter into a proposed subletting with any tenant, subtenant or occupant of any space in the Building or (b) list or otherwise publicly advertise the Demised Premises or any part thereof for subletting at a rental lower than the higher of (i) the Fixed Rent then in effect under this Lease, allocable to the space sought to be sublet or (ii) the rental at which the Owner is then offering to rent comparable space in the Building.

                               (3) At least thirty (30) days prior to any
proposed subletting, Tenant shall submit to Owner a statement (the "Proposed
Sublet Statement") containing the name and address of the proposed subtenant, the nature of the proposed subtenant's business and its current financial status, if such status is obtained or obtainable by Tenant, and all of the principal terms and conditions of the proposed subletting including, but not limited to, the proposed commencement and expiration dates of the term thereof.
Unless the proposed sublet area shall constitute only an entire floor (or floors), the Proposed Sublet Statement shall be accompanied by a floor plan delineating the proposed sublet area.

                               (4) Owner may arbitrarily withhold consent to a
proposed subletting if, (a) in Owner's reasonable judgment, the occupancy of the proposed subtenant will tend to impair the character or dignity of the Building or impose any additional burden upon Owner in the operation of the Building, or
(b) the proposed subtenant shall be a person or entity with whom Owner is then actively negotiating or discussing to lease space in the Building and Owner has comparable space in the Building.

                               (5) In the event of any dispute between Owner and
Tenant as to the reasonableness of Owner's failure or refusal to consent to any subletting, such dispute shall be submitted to arbitration in accordance with the provisions of Article 37.

                               (6) Any Sublease consented to by Owner must
conform to the information contained in the Proposed Sublet Statement and shall expressly provide that (a) the subtenant shall obtain provisions in its insurance policies to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occasioned by fire or other casualty which is an insured risk under such policies, as set forth in Section 9.04, and (b) in the event of the termination, re-entry or dispossess of Tenant by Owner under this Lease, Owner may, at its option, take over all of the right, title and interest of Tenant, as sublessor under the sublease, and such subtenant shall, at Owner's option, attorn to Owner pursuant to the then executory provisions of such sublease, except that Owner shall not (i) be liable for any act or omission of Tenant under such sublease prior to such attornment by subtenant, (ii) be subject to any offset which accrued to such subtenant against Tenant, (iii) be bound by any previous modification of such sublease or by any previous prepayment of more than one month's rent unless such modification or prepayment was previously approved by Owner, (iv) be bound by any covenant to undertake or complete any construction of the premises, or any portion thereof, demised by such sublease and (v) be bound by any obligation to make any payment to or on behalf of the subtenant, except for services, repairs, maintenance and restoration provided for under the sublease to be performed after the date of such termination, re-entry or dispossess by Owner under this Lease and to which
Owner is expressly required to perform under this Lease with respect to the subleased space at Owner's expense, it being expressly understood, however, that
Owner shall not be bound by any obligation to make payment to or on behalf of a subtenant with respect to construction performed by or on behalf of such subtenant in the subleased premises. Tenant shall reimburse Owner on demand for any reasonable costs or expense that may be incurred by Owner's review of any
Proposed Sublet Statement or in connection with any sublease consented to by
Owner, including, without limitation, any reasonable processing fee, reasonable attorneys' fees and disbursements and the reasonable costs of making investigations as to the acceptability of the proposed subtenant.

                         B. Notwithstanding the foregoing provisions of this
Section 11.03, Owner shall have the following rights with respect to each proposed subletting by Tenant:

                                       22

                               (1) In the event Tenant proposes to sublet all or
substantially all of the Demised Premises, Owner, at Owner's option, may give to
Tenant, within thirty (30) days after the submission by Tenant to Owner of the
Proposed Sublet Statement, a notice terminating this Lease on the date (referred to as the "Earlier Termination Date") immediately prior to the proposed commencement date of the term of the proposed subletting, as set forth in such
Proposed Sublet Statement, and, in the event such notice is given, this Lease and the Demised Term shall come to an end and expire on the Earlier Termination
Date with the same effect as if it were the Expiration Date, the Fixed Rent shall be apportioned as of said Earlier Termination Date and any prepaid portion of Fixed Rent for any period after such date shall be refunded by Owner to
Tenant; or

                               (2) Subject to the terms and conditions of
Subsection E to Section 11.03, in the event Tenant proposes to sublet all or any portion of the Demised Premises, Owner, at Owner's option, may give to Tenant, within thirty (30) days after the submission by Tenant to Owner, of the Proposed
Sublet Statement, a notice electing to eliminate such portion of the Demised
Premises (said portion is referred to as the "Eliminated Space") from the
Demised Premises during the period (referred to as the "Elimination Period")
commencing on the date (referred to as "Elimination Date") immediately prior to the proposed commencement date of the term of the proposed subletting, as set forth in the Proposed Sublet Statement, and ending on the proposed expiration date of the term of the proposed subletting, as set forth in the Proposed Sublet
Statement, and in the event such notice is given the following shall apply:

                           (a) The Eliminated Space shall be eliminated from the
                  Demised Premises during the Elimination Period;

                           (b) Tenant shall surrender the Eliminated Space to
                  Owner on or prior to the Elimination Date in the same manner as if said Elimination Date were the Expiration Date;

                           (c) If the Eliminated Space shall constitute less
                  than an entire floor, (i) Owner, at Owner's expense, shall have the right to make any alterations and installations in the Demised Premises required, in Owner's judgment, reasonably exercised, to make the Eliminated Space a self-contained
                  rental unit with access through corridors to the elevators and core toilets serving the Eliminated Space, and if the Demised
                  Premises shall contain any core toilets (for the purposes of this Article core toilets shall be deemed to include any
                  unisex toilets) or any corridors (including any corridors
                  proposed to be constructed by Owner pursuant to this
                  subdivision (c), providing access from the Eliminated Space to the core area), (ii) Owner and any tenant or other occupant of the Eliminated Space shall have the right to use such toilets and corridors in common with Tenant and any other permitted occupants of the Demised Premises, and the right to install signs and directional indicators in or about such corridors indicating the name and location of such tenant or other
                  occupant;

                           (d) During the Elimination Period, the Fixed Rent,
                  the Demised Premises Area (as defined in Article 23), and the
                  Electrical Inclusion Factor (as defined in Section 29.04) as the Electrical Inclusion Factor may have been adjusted
                  previously pursuant to the provisions of said Section, shall each be reduced in the proportion which the area of the
                  Eliminated Space bears to the total area of the Demised
                  Premises immediately prior to the Elimination Date (including an equitable portion of the area of any corridors referred to in subdivision (c) of this Subsection 11.03.B.(2) as part of the area of the Eliminated Space for the purpose of computing such reduction), (except that with respect to any period(s) in which the Demised Premises shall be, or would have been,
                  absent such elimination comprised of spaces which are then or would be leased at different per square foot rental rates, then with respect to any such periods, the Fixed Rent shall be equitably reduced on the basis of the Eliminated Space and the
                  Fixed Rent applicable thereto) and in the event that the
                  Eliminated Space shall be the entire Demised Premises, during the Elimination Period, Tenant shall have no rights with
                  respect to the Demised Premises nor any obligations with
                  respect to the Demised Premises, including, but not limited to, any obligations to pay Fixed Rent or any increases therein or any additional rent, and any prepaid portion of Fixed Rent for any period after the Elimination Date allocable to the
                  Elimination Space shall be refunded by Owner to Tenant;

                                       23

                           (e) There shall be an equitable apportionment of any
                  increase in the Fixed Rent pursuant to Article 23 for the
                  Escalation Year and Tax Escalation Year (as defined in Article
                  23) in which said Elimination Date shall occur;

                           (f) If the Elimination Period shall end prior to the
                  Expiration Date, the Eliminated Space shall be returned by
                  Owner to Tenant in the condition in which it existed on the day immediately proceeding the Elimination Date (reasonable wear and tear excepted) and shall be deemed restored to and once again a part of the Demised Premises during the period
                  (referred to as the "Restoration Period") commencing on the date next following the expiration of the Elimination Period and ending on the Expiration Date;

                           (g) During the Restoration Period, if any, the Fixed
                  Rent, the Demised Premises Area and the Electrical Inclusion
                  Factor, as the Electrical Inclusion Factor may have been
                  adjusted previously pursuant to the provisions of Section
                  29.04, shall each be increased in the proportion which the area of the Eliminated Space bears to the total area of the
                  Demised Premises immediately prior to the commencement of the
                  Restoration Period (including an equitable portion of the area of any corridors referred to in subdivision (c) of this
                  Subsection 11.03.B.(2) as a part of the area of the Eliminated
                  Space for the purpose of computing such increase) (except that with respect to any period(s) during the Restoration Period in which the Demised Premises shall be comprised of spaces which are then leased at different per square foot rental rates, then with respect to any such periods, the Fixed Rent shall be equitably increased on the basis of the Eliminated Space and the Fixed Rent applicable thereto [computed as if the Fixed
                  Rent were never reduced pursuant to the provisions of Section
                  11.03(2)(d)]) and in the event that the Eliminated Space shall be the entire Demised Premises, during the Restoration Period, the Demised Premises, in its then existing condition, shall be deemed restored to Tenant and Tenant shall have all rights with respect to the Demised Premises which are set forth in this Lease and all obligations with respect to the Demised
                  Premises which are set forth in this Lease, including, but not limited to, the obligations for the payment of Fixed Rent and any increases therein (as it would have been adjusted if
                  Tenant occupied the Demised Premises during the Elimination
                  Period) and any additional rent; and

                           (h) There shall be an equitable apportionment of any
                  increase in the Fixed Rent pursuant to Article 23 for the
                  Escalation Year and Tax Escalation Year in which the
                  Restoration Period, if any, shall commence.

                           However, notwithstanding the foregoing, Owner and
                  Tenant acknowledge the possibility that all or any of the
                  tenants or occupants of the Eliminated Space may not have
                  vacated and surrendered all or any portions of the Eliminated
                  Space to Owner by the commencement of the Restoration Period;
                  accordingly, notwithstanding anything to the contrary
                  contained in the foregoing provisions of this Subsection B, the following shall apply:

                           (x) the Restoration Period applicable to the
                  Eliminated Space shall commence on the commencement date of the Restoration Period with respect to those portions, if any, of the Eliminated Space which are vacant on the commencement of the Restoration Period and with respect to those portions, if any, of the Eliminated Space which are not vacant on the commencement of the Restoration Period on the respective later date or dates upon which such portions of the Eliminated Space become vacant and Owner gives notice to Tenant of such vacancy but the Expiration Date shall not be affected thereby, the increases in the Fixed Rent, the Demised Premises Area and the
                  Electrical Inclusion Factor, as the Electrical Inclusion
                  Factor may have been adjusted pursuant to the provisions of
                  Section 29.04, shall be equitably adjusted to reflect the fact that all or any portions of the Eliminated Space have not been restored to Tenant on the commencement of the Restoration
                  Period but are restored to Tenant and included back in the
                  Demised Premises on a date or dates after the commencement of the Restoration Period;

                                       24

                           (y) except as expressly set forth in this Subsection
                  11.03.B. to the contrary, neither the validity of this Lease nor the obligations of Tenant under this Lease shall be
                  affected thereby; and

                           (z) Tenant waives any rights to rescind this Lease
                  and to recover any damages which may result from the failure of Owner to deliver possession of all or any portions of the
                  Eliminated Space on the commencement of the Restoration
                  Period; Owner agrees to institute within thirty (30) days
                  after the commencement of the Restoration Period, possession proceedings against any tenants and occupants who have not so vacated and surrendered all or any portions of the Eliminated
                  Space, and agrees to prosecute such proceedings with
                  reasonable diligence.

At the request of Owner, Tenant shall execute and deliver an instrument or instruments, in form satisfactory to Owner, setting forth any modifications to this Lease contemplated in or resulting from the operation of the foregoing provisions of this Section 11.03; however, neither Owner's failure to request any such instrument nor Tenant's failure to execute or deliver any such instrument shall vitiate the effect of the foregoing provisions of this Section.
The failure by Owner to exercise any option under this Section 11.03 with respect to any subletting shall not be deemed a waiver of such option with respect to any extension of such subletting or any subsequent subletting of the premises affected thereby or any other portion of the Demised Premises. Tenant agrees to indemnify Owner from all loss, cost, liability, damage and expense, including, but not limited to, reasonable counsel fees and disbursements, arising from any claims against Owner by any broker or other person, for a brokerage commission or other similar compensation in connection with any such proposed subletting, in the event (a) Owner shall (i) fail or refuse to consent to any proposed subletting, or (ii) exercise any of its options under this
Section 11.03, or (b) any proposed subletting shall fail to be consummated for any reason whatsoever.

                         C. Tenant agrees that (1) fifty percent (50%) of any
increase in the rental value of the Demised Premises over and above the Fixed
Rent payable pursuant to the provisions of this Lease, as such Fixed Rent may be increased from time to time pursuant to the provisions of this Lease, and (2)
any consideration paid to Tenant or any subtenant or other person claiming through or under Tenant in connection with an assignment of Tenant's interest in this Lease or the interest of any subtenant or other person claiming through or under Tenant under any sublease whether or not such assignment shall be effected with court approval in a proceeding of the types described in Subsection
16.01(c) or (d), or in any similar proceeding, or otherwise, shall accrue to the benefit of Owner and not to the benefit of Tenant, or of any subtenant or other person claiming through or under Tenant, or of the creditors of Tenant or of any such subtenant or other person claiming through or under Tenant. Accordingly,
Tenant agrees that if Owner shall fail to exercise its option to sooner terminate this Lease in connection with any proposed subletting by Tenant of all or substantially all of the Demised Premises, or its option to eliminate the
Demised Premises or to eliminate from the Demised Premises any portion thereof, in connection with any proposed subletting by Tenant of the entire Demised
Premises or any portion thereof, or if any subtenant or other person claiming through or under Tenant shall sublet all or any portion of the Demised Premises,
Tenant shall pay to Owner a sum equal to fifty percent (50%) of any Subletting
Profit, as such term is hereinafter defined. All rentals and other sums
(including, but not limited to, sums payable for the sale or rental of any fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale thereof, the then net unamortized [on a straight-line basis over the term of this Lease or, in the event of a further subletting, over the term of the initial sublease, as the case may be] cost thereof, which were provided and installed in the sublet premises at the sole cost and expense of Tenant or such subtenant or other person claiming through or under Tenant and for which no allowance or other credit has been given by Owner)
payable by any subtenant to Tenant or to any subtenant or other person claiming through or under Tenant in connection with (i) any subletting of the entire
Demised Premises in excess of the Fixed Rent then payable by Tenant to Owner under this Lease, or (ii) any subletting of a portion of the Demised Premises in excess of that proportion of the Fixed Rent applicable to the floor on which the portion of the Demised Premises so sublet is located payable by Tenant to Owner under this Lease which the area of the portion of the Demised Premises so sublet bears to the total area of the Demised Premises on said floor on which the portion of the Demised Premises so sublet is located, are referred to, in the aggregate, as "Subletting Profit"; in computing any Subletting Profit it shall be deemed that the rental reserved under any such subletting shall commence to accrue as of the commencement of the term of such subletting even if such rental actually commences to accrue as of a date subsequent to such commencement, and there shall be deducted from the sums paid in excess of the rentals payable under this Lease or such portion thereof, to the extent incurred by Tenant or any such subtenant or other person claiming through or under Tenant, one single reasonable brokerage

                                       25

commission, reasonable alteration costs to prepare the space being sublet for such subletting (but not such amounts expended on Tenant's initial Alterations to prepare the Demised Premises for Tenant's initial occupancy), work contributions actually granted to such subtenant, reasonable attorney's fees, and reasonable rent abatements granted to any subtenant, all amortized on a straightline basis over the term of the sublease. Tenant agrees that if Tenant, or any subtenant or other person claiming through or under Tenant, shall assign or have assigned its interest as Tenant under this Lease or its interest as subtenant under any sublease, as the case may be, whether or not such assignment shall be effected with court approval in a proceeding of the types described in
Subsections 16.01(c) or (d), or in any similar proceeding, or otherwise, Tenant shall pay to Owner a sum equal to any consideration payable to Tenant or any subtenant or other person claiming through or under Tenant for such assignment.
All sums payable hereunder to Tenant shall be paid to Owner as additional rent immediately upon such sums becoming payable to Tenant or to any subtenant or other person claiming through or under Tenant and, if requested by Owner, Tenant shall promptly enter into a written agreement with Owner setting forth the amount of such sums to be paid to Owner, however, neither Owner's failure to request the execution of such agreement nor Tenant's failure to execute such agreement shall vitiate the provisions of this Section. For the purposes of this
Article, a trustee, receiver or other representative of the Tenant's or any subtenant's estate under any federal or state bankruptcy act shall be deemed a person claiming through or under Tenant.

                         D. Neither Owner's consent to any subletting nor
anything contained in this Section shall be deemed to grant to any subtenant or other person claiming through or under Tenant the right to sublet all or any portion of the Demised Premises or to permit the occupancy of all or any portion of the Demised Premises by others. Neither any subtenant referred to in this
Section nor its heirs, distributees, executors, administrators, legal representatives, successors nor assigns, without the prior consent of Owner in each instance, shall (i) assign, whether by merger, consolidation or otherwise, mortgage or encumber its interest in any sublease, in whole or in part, or (ii)
sublet, or permit the subletting of, that part of the Demised Premises affected by such subletting or any portion thereof, or (iii) permit such part of the
Demised Premises affected by such subletting or any portion thereof to be occupied or used for desk space, mailing privileges or otherwise, by any person other than such subtenant and any sublease shall provide that any violation of the foregoing provisions of this sentence shall be an event of default thereunder. The sale, pledge, transfer or other alienation of (a) any of the issued and outstanding capital stock of any corporate subtenant (unless such stock is publicly traded on any recognized security exchange or over-the-counter market) or (b) any interest in any partnership or joint venture subtenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed for the purposes of this
Article to be an assignment of such sublease which shall require the prior consent of Owner in each instance and any sublease shall so provide.

                         E. Supplementing the provisions of Section 11.03, in
the event Tenant proposes to sublet a contiguous portion of the Demised Premises not to exceed a total of two thousand (2,000) useable square feet in the aggregate (said contiguous portion of the Demised Premises is referred to herein as the "Contiguous Sublet Space"), and, provided Tenant is not then in default
(i) under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed other than the payment of Fixed Rent and increases thereto due under Article 23 of the Lease, beyond the expiration of the applicable notice and grace period set forth in this Lease or (ii) in the observance and performance of the covenants to pay the Fixed Rent and increases thereto under Article 23 of this Lease, then, with respect to a proposed subletting whose term shall commence and expire during the period from the
Commencement Date to and including the last day of the calendar month in which the fourth (4th) anniversary of the Commencement Date occurs (referred to herein as the "Last Non-Recapture Date"), Owner shall not have the right to exercise its option contained in said Section 11.03 to eliminate all or any portions of the Contiguous Sublet Space from the Demised Premises. With respect to (i) any other sublettings of the Demised Premises in excess of the Contiguous Sublet
Space, (ii) any subletting of all or substantially all of the Demised Premises, including, but not limited to, the Contiguous Sublet Space, (iii) any subletting commencing after or whose term commences prior to, but continues beyond, the
Last Non-Recapture Date, the provisions of this paragraph A of this Subsection E of Section 11.03 shall have no force and effect and Owner shall have full rights or recapture with respect to such space and the provisions of Section 11.03 shall apply in all respects.

                  SECTION 11.04. OWNER'S RIGHTS UPON LEASE DISAFFIRMANCE: A. In
the event that, at any time after Tenant may have assigned Tenant's interest in this Lease, this Lease shall be disaffirmed or rejected in any proceeding of the types described in Subsections 16.01(c) and (d), or in any similar proceeding, or in the event of termination of this Lease by reason of any such proceeding or by reason of lapse of time following notice of

                                       26

termination given pursuant to Section 16.01 based upon any of the Events of
Default set forth in said Subsections, Tenant, upon request of Owner given within thirty (30) days next following any such disaffirmance, rejection or termination (and actual notice thereof to Owner in the event of a disaffirmance or rejection or in the event of termination other than by act of Owner), shall
(i) pay to Owner all Fixed Rent, additional rent and other charges due and owing by the assignee to Owner under this Lease to and including the date of such disaffirmance, rejection or termination, and (ii) as "tenant", enter into a new lease with Owner of the Demised Premises for a term commencing on the effective date of such disaffirmance, rejection or termination and ending on the
Expiration Date unless sooner terminated as in such lease provided, at the same
Fixed Rent and then executory terms, covenants and conditions as are contained in this Lease, except that (a) Tenant's rights under the new lease shall be subject to the possessory rights of the assignee under this Lease and the possessory rights of any person claiming through or under such assignee or by virtue of any statute or of any order of any court, and (b) such new lease shall require all defaults existing under this Lease to be cured by Tenant with due diligence, and (c) such new lease shall require Tenant to pay all increases in the Fixed Rent reserved in this Lease which, had this Lease not been so disaffirmed, rejected or terminated, would have accrued under the provisions of
Article 23 of this Lease after the date of such disaffirmance, rejection or termination with respect to any period prior thereto. In the event Tenant shall default in its obligation to enter into said new lease for a period of ten (10)
days next following Owner's request therefor, then, in addition to all other rights and remedies by reason of such default, either at law or in equity, Owner shall have the same rights and remedies against Tenant as if Tenant had entered into such new lease and such new lease had thereafter been terminated as at the commencement date thereof by reason of Tenant's default thereunder. Nothing contained in this Section shall be deemed to grant to Tenant any right to assign
Tenant's interest in this Lease.

                         B. If Tenant assumes this Lease in any proceeding of
the types described in Subsections 16.01(c) and (d), or in any similar proceeding and proposes to assign the same pursuant to said proceeding to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to the Tenant, then notice of such proposed assignment shall be given to Owner by Tenant no later than twenty (20) days after receipt by Tenant of such offer, but in any event no later than ten (10)
days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption. Such notice shall set forth (a) the name and address of such person, (b) all of the terms and conditions of such offer, and (c) adequate assurance of future performance by such person under the Lease, including, without limitation, the assurance referred to in Section 365(b)(3) of the United
States Bankruptcy Code or any provisions in substitution thereof. Owner shall have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which would otherwise be payable by Tenant out of the consideration to be paid by such person in connection with the assignment of this Lease.

                         C. The term "adequate assurance of future performance"
as used in this Lease shall mean that any proposed assignee shall, among other things, (a) deposit with Owner on the assumption of this Lease the sum of nine
(9) months of the then Fixed Rent and increases therein pursuant to Article 23 as security for the faithful performance and observance by such assignee of the terms and obligations of this Lease, (b) furnish Owner with financial statements of such assignee for the prior three (3) fiscal years, as finally determined after an audit and certified as correct by a certified public accountant, which financial statements shall show a net worth of at least six (6) times the Fixed
Rent and increases therein pursuant to Article 23 then payable for each of such three (3) years, (c) grant to Owner a security interest in such property of the proposed assigned as Owner shall deem necessary to provide adequate assurance of the performance by such assignee of its obligations under the Lease.

                  SECTION 11.05. SUBSIDIARIES/AFFILIATES: A. As long as Tenant is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed and performed, Langer, Inc., Tenant named herein, shall have the right, without the prior consent of Owner, to assign its interest in this Lease, for the use permitted in this Lease, to any subsidiary or affiliate of Tenant named herein, which is in the same general line of business as Tenant named herein and only for such period as it shall remain a subsidiary or affiliate of Tenant named herein. For the purposes of this
Article: (a) a "subsidiary" of Tenant named herein shall mean any corporation not less than fifty-one (51%) percent of whose outstanding voting stock at the time shall be owned by Tenant named herein, and (b) an "affiliate" of Tenant named herein shall mean any corporation, partnership or other business entity which controls or is controlled by, or is under common control with Tenant. For the purpose of the definition of "affiliate" the word "control" (including,
"controlled by" and "under common control with") as used with respect to

                                       27

any corporation, partnership or other business entity, shall mean the possession of the power to direct or cause the direction of the management and policies of such corporation, partnership or other business entity, whether through the ownership of voting securities or contract. No such assignment shall be valid or effective unless, within ten (10) days after the execution thereof, Tenant shall deliver to Owner all of the following: (I) a duplicate original instrument of assignment, in form and substance satisfactory to Owner, duly executed by
Tenant, in which Tenant shall (a) waive all notices of default given to the assignee, and all other notices of every kind or description now or hereafter provided in this Lease, by statute or rule of law, and (b) acknowledge that
Tenant's obligations with respect to this Lease shall not be discharged, released or impaired by (i) such assignment, (ii) any amendment or modification of this Lease, whether or not the obligations of Tenant are increased thereby,
(iii) any further assignment or transfer of Tenant's interest in this Lease,
(iv) any exercise, non-exercise or waiver by Owner of any right, remedy, power or privilege under or with respect to this Lease, (v) any waiver, consent, extension, indulgence or other act or omission with respect to any other obligations of Tenant under this Lease, (vi) any act or thing which, but for the provisions of such assignment, might be deemed a legal or equitable discharge of a surety or assignor, to all of which Tenant shall consent in advance, and (c)
expressly waive and surrender any then existing defense to its liability hereunder it being the purpose and intent of Owner and Tenant that the obligations of Tenant hereunder as assignor shall be absolute and unconditional under any and all circumstances, and (II) an instrument, in form and substance satisfactory to Owner, duly executed by the assignee, in which such assignee shall assume the observance and performance of, and agree to be personally bound by, all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed. The provisions of Subsection C of Section 11.03 relating to Owner's rights to assignment consideration shall not be applicable to any proposed assignment to any such subsidiary or affiliate of Tenant pursuant to the provisions of this Subsection A of Section 11.05.

                         B. As long as Tenant is not in default under any of the
terms, covenants or conditions of this Lease on Tenant's part to be observed and performed, Langer, Inc., Tenant named herein, shall have the right, without the prior consent of Owner, to sublet to, or permit the use or occupancy of, all or any part of the Demised Premises by any subsidiary or affiliate (as said terms are defined in Subsection A above) of Tenant named herein for the use permitted in this Lease provided that such subsidiary or affiliate is in the same general line of business as the Tenant named herein and only for such period as it shall remain a subsidiary or affiliate of, and in the same general line of business as, the Tenant named herein. However, no such subletting shall be valid unless, prior to the execution thereof, Tenant shall give notice to Owner of the proposed subletting, and within ten (10) days prior the commencement of said subletting, Tenant shall deliver to Owner an agreement, in form and substance satisfactory to Owner, duly executed by Tenant and said subtenant, in which said subtenant shall assume performance of and agree to be personally bound by, all of the terms, covenants and conditions of this Lease which are applicable to said subtenant and such subletting. Tenant shall give prompt notice to Owner of any such use or occupancy of all or any part of the Demised Premises and such use or occupancy shall be subject and subordinate to all of the terms, covenants and conditions of this Lease. No such use or occupancy shall operate to vest in the user or occupant any right or interest in this Lease or the Demised
Premises. For the purposes of determining the number of subtenants or occupants in the Demised Premises pursuant to Section 11.03, the occupancy of any such permitted subsidiary or affiliate of Tenant shall be deemed the occupancy of
Tenant and such subsidiary or affiliate shall not be counted as a subtenant or occupant and the provisions of Subsection B of Section 11.03 relating to Owner's option to terminate this Lease or recapture the portions of the Demised Premises proposed to be sublet and the provisions of Subsection C of Section 11.03 relating to Owner's rights to Subletting Profits shall not be applicable to any proposed subletting to any such subsidiary or affiliate of Tenant pursuant to the provisions of this Subsection B of Section 11.05.

                                   ARTICLE 12

                          OWNER'S INITIAL CONSTRUCTION

SECTION 12.01. Owner agrees to perform work and make installations in the
Demised Premises as set forth in Addendum A. Such work and installations are referred to as "Owner's Initial Construction". All of the terms, covenants and conditions of Addendum A are incorporated in this Lease by reference and shall be deemed a part of this Lease as though fully set forth in the body of this
Lease.

                                       28

                                   ARTICLE 13

                           ACCESS TO DEMISED PREMISES

                  SECTION 13.01. OWNER'S RIGHT TO ENTER: Owner and its agents shall have the following rights in and about the Demised Premises: (i) to enter the Demised Premises at all times to examine the Demised Premises or for any of the purposes set forth in this Article or for the purpose of performing any obligation of Owner under this Lease or exercising any right or remedy reserved to Owner in this Lease, or complying with any Legal Requirement which Owner is obligated to comply with hereunder, and if Tenant, its officers, partners, agents or employees shall not be personally present or shall not open and permit an entry into the Demised Premises at any time when such entry shall be necessary or permissible, to use a master key or to forcibly enter the Demised
Premises; (ii) to erect, install, use and maintain pipes, ducts and conduits in and through the Demised Premises; (iii) to exhibit the Demised Premises to others; (iv) to make such repairs, alterations, improvements or additions, or to perform such maintenance, including, but not limited to, the maintenance of all heating, air conditioning, ventilating, elevator, plumbing, electrical, telecommunication and other mechanical facilities, as Owner may deem reasonably necessary or desirable; (v) to take all materials into and upon the Demised
Premises that may be required in connection with any such decorations, repairs, alterations, improvements, additions or maintenance; and (vi) to alter, renovate and decorate the Demised Premises at any time during the Demised Term if Tenant shall have removed all or substantially all of Tenant's property from the
Demised Premises. The lessors under any Superior Lease and the holders of any
Mortgage shall have the right to enter the Demised Premises from time to time through their respective employees, agents, representatives and architects to inspect the same or to cure any default of Owner or Tenant relating thereto.
Owner shall have the right, from time to time, to change the name, number or designation by which the Building is commonly known which right shall include, without limitation, the right to name the Building after any tenant of the
Building.

                  SECTION 13.02. OWNER'S RESERVATION OF RIGHTS TO PORTIONS OF
THE BUILDING: All parts (except surfaces facing the interior of the Demised
Premises) of all walls, windows and doors bounding the Demised Premises
(including exterior Building walls, core corridor walls, doors and entrances), all balconies, terraces and roofs adjacent to the Demised Premises, all space in or adjacent to the Demised Premises used for shafts, stacks, stairways, chutes, pipes, conduits, ducts, fan rooms, heating, air conditioning, ventilating, plumbing, electrical, telecommunication and other mechanical facilities, closets, service closets and other Building facilities, and the use thereof, as well as access thereto through the Demised Premises for the purposes of operation, maintenance, alteration and repair, are hereby reserved to Owner.
Owner also reserves the right at any time to change the arrangement or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets and other public parts of the Building, provided any such change does not permanently and unreasonably obstruct Tenant's access to the Demised
Premises. Nothing contained in this Article shall impose any obligation upon
Owner with respect to the operation, maintenance, alteration or repair of the
Demised Premises or the Building.

                  SECTION 13.03. ACCESS TO THIRD PARTIES: Owner and its agents shall have the right to permit access to the Demised Premises, whether or not
Tenant shall be present, to any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, any property of Tenant or any other occupant of the Demised
Premises, or for any other lawful purpose, or by any representative of the fire, police, building, sanitation or other department of the City, State or Federal
Governments. Neither anything contained in this Section, nor any action taken by
Owner under this Section, shall be deemed to constitute recognition by Owner that any person other than Tenant has any right or interest in this Lease or the
Demised Premises.

                  SECTION 13.04. NO ACTUAL OR CONSTRUCTIVE EVICTION: The
exercise by Owner or its agents or by the lessor under any Superior Lease or by the holder of any Mortgage of any right reserved to Owner in this Article shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, or upon any lessor under any Superior Lease or upon the holder of any Mortgage, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

                  SECTION 13.05. LIMITATIONS ON OWNER'S RIGHT TO ENTER:
Supplementing the provisions of Sections 13.01 and 13.02, Owner agrees that except in cases of emergency, any entry upon the Demised Premises

                                       29

pursuant to the provisions of said Sections shall be made at reasonable times, and only after reasonable advance notice (which may be oral, mailed, delivered or left at the Demised Premises notwithstanding any contrary provisions of
Article 27) and any work performed or installation made pursuant to said Section shall be made with reasonable diligence and any such entry, work or installations shall be made in a manner designed to minimize interference with
Tenant's normal business operations (however, nothing contained in this Section shall be deemed to impose upon Owner any obligation to employ contractors or labor at so-called overtime or other premium pay rates).

                  SECTION 13.06. RENT ABATEMENT: If, for any reason whatsoever other than (w) the result of an act or omission by Tenant, its officers, employees, agents and invitees, (x) a fire or other casualty (for which the provisions of Article 9 shall govern), (y) a taking or an eminent domain (for which the provisions of Article 10 shall govern) or (z) because of any Force
Majeure Event (as defined in Section 26.01), (i) all or part of the Demised
Premises are rendered untenantable by reason of the fact that the elevator, plumbing, electrical, air conditioning and heating and ventilation services which Owner is obligated to provide to the Demised Premises pursuant to the terms of this Lease are unavailable or inoperative, (ii) Tenant shall give to
Owner notice of such failure, interruption, cessation or reduction and such resulting untenantability, (iii) Owner shall fail within the Applicable Period
(as defined herein) from the date Owner receives Tenant's notice of such failure of the aforesaid services and resulting untenantably to cause such matter to be resolved or cured or perform such maintenance or repair to the extent necessary to again render tenantable the Demised Premises or a portion thereof so previously rendered untenantable as hereinabove provided and such failure is not due to a Force Majuere Event, and (iv) the Demised Premises or the applicable portion thereof shall continue to be untenantable by reason of such inoperation or unavailability of such aforesaid services for the purposes for which the
Demised Premises are leased, and (v) Tenant shall have vacated and shall not then using or occupying all or such portion of the Demised Premises so rendered untenantable, then, upon the occurrence of all the aforesaid events, as Tenant's sole remedy therefor, commencing on the day after the expiration of such
Applicable Period, the Fixed Rent under Article 1 and increases thereof under
Article 23 shall abate until the Demised Premises, or such portion thereof so previously rendered untenantable are rendered tenantable; with it understood that if less than substantially all of the Demised Premises are untenantable and it shall be reasonably practicable to conduct business in the portion so tenantable, then Tenant shall continue to pay Fixed Rent under Article 1 and increases thereof under Article 23 with respect to the tenantable portion of the
Demised Premises based on the proportion that the rentable square feet of the tenantable portion of the Demised Premises bears to the total rentable square feet of the Demised Premises. The term "Applicable Period" as used in this
Section 13.06 shall mean twenty (20) consecutive days.

                                   ARTICLE 14

                                   VAULT SPACE

                  SECTION 14.01. The Demised Premises do not contain any vaults, vault space or other space outside the boundaries of the Real Property, notwithstanding anything contained in this Lease or indicated on any sketch, blueprint or plan. Owner makes no representation as to the location of the boundaries of the Real Property. All vaults and vault space and all other space outside the boundaries of the Real Property which Tenant may be permitted to use or occupy are to be used or occupied under a revocable license, and if any such license shall be revoked, or if the amount of such space shall be diminished or required by any Federal, State or Municipal Authority or by any public utility company, such revocation, diminution or requisition shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner. Any fee, tax or charge imposed by any governmental authority for any such vault, vault space or other space shall be paid by Tenant.

                                   ARTICLE 15

                            CERTIFICATE OF OCCUPANCY

                  SECTION 15.01. Tenant will not at any time use or occupy, or permit the use or occupancy of, the Demised Premises in violation of any
Certificate(s) of Occupancy covering the Demised Premises. Owner agrees

                                       30

that a temporary or permanent Certificate(s) of Occupancy covering the Demised
Premises will be in force on the Commencement Date permitting the Demised
Premises to be used as "offices and wholesale showroom". However, neither such agreement, nor any other provision of this Lease, nor any act or omission of
Owner, its agents or contractors, shall be deemed to constitute a representation or warranty that the Demised Premises, or any part thereof, may be lawfully used or occupied for any particular purpose or in any particular manner, in contradistinction to mere use as "office and wholesale showroom".

                                   ARTICLE 16

                                     DEFAULT

                  SECTION 16.01. EVENTS OF DEFAULT: Upon the occurrence, at any time prior to or during the Demised Term, of any one or more of the following events (referred to herein, singly, as an "Event of Default" and collectively as
"Events of Default"):

                           (a) if Tenant shall default in the payment when due
                  of any installment of Fixed Rent or any increase in the Fixed
                  Rent or in the payment when due of any additional rent and such default shall continue for a period of five (5) days
                  after notice of such default shall have been given by Owner to
                  Tenant; or

                           (b) if Tenant shall default in the observance or
                  performance of any term, covenant or condition of this Lease on Tenant's part to be observed or performed (other than the covenants for the payment of Fixed Rent, any increase in the
                  Fixed Rent and additional rent) and Tenant shall fail to
                  remedy such default within ten (10) days after notice by Owner to Tenant of such default, or if such default is of such a nature that it cannot be completely remedied within said
                  period of ten (10) days and Tenant shall not commence,
                  promptly after receipt of such notice, or shall not thereafter diligently prosecute to completion, all steps necessary to remedy such default; or

                           (c) if Tenant shall file a voluntary petition in
                  bankruptcy or insolvency, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment,
                  liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or shall make an assignment for the benefit of creditors, or
                  shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any part of Tenant's property; or

                           (d) if, within sixty (60) days after the commencement
                  of any proceeding against Tenant, whether by the filing of a petition or otherwise, seeking any reorganization,
                  arrangement, composition, readjustment, liquidation,
                  dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future
                  applicable federal, state or other statute or law, such
                  proceeding shall not have been dismissed, or if, within sixty
                  (60) days after the appointment of any trustee, receiver or liquidator of Tenant, or of all or any part of Tenant's
                  property, without the consent or acquiescence of Tenant, such appointment shall not have been vacated or otherwise
                  discharged, or if any execution or attachment shall be issued against Tenant or any of Tenant's property pursuant to which the Demised Premises shall be taken or occupied or attempted to be taken or occupied; or

                           (e) if Tenant shall default in the observance or
                  performance of any term, covenant or condition on Tenant's part to be observed or performed under any other lease with
                  Owner of space in the Building or under any lease with the owner of a Rudin Building (as defined in Section 31.01)
                  affecting space in such Rudin Building and such default shall continue beyond any grace period set forth in such other lease for the remedying of such default; or

                           (f) if the Demised Premises shall become deserted or
                  abandoned; or

                                       31

                           (g) if (i) Tenant's interest in this Lease shall
                  devolve upon or pass to any person, whether by operation of law or otherwise, or (ii) there shall be any sale, pledge, transfer or other alienation described in Section 11.01 of this Lease which is deemed an assignment of this Lease for purposes of said Section 11.01, except as expressly permitted under Article 11; or

                           (h) any transfer of all or any substantial portion of
                  the assets of Tenant, or the incurrence of a material
                  obligation by Tenant other than in the ordinary course of
                  business, which in either event would impair Tenant's ability to comply with its obligations under this Lease, unless such transfer or obligation is undertaken or incurred in good faith for equivalent consideration;

then, during such time as such Event(s) of Default is/are continuing (whether prior to or during the Demised Term), Owner may at any time, at Owner's option, give to Tenant a five (5) days' notice of termination of this Lease and, in the event such notice is given, this Lease and the Demised Term shall come to an end and expire (whether or not said term shall have commenced) upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date, but Tenant shall remain liable for damages and all other sums payable pursuant to the provisions of Article 18.

                  SECTION 16.02. "TENANT"/MONEYS RECEIVED: If, at any time (i)
Tenant shall be comprised of two (2) or more persons, or (ii) Tenant's obligations under this Lease shall have been guaranteed by any person other than
Tenant, or (iii) Tenant's interest in this Lease shall have been assigned, the word "Tenant", as used in Subsections (c) and (d) of Section 16.01, shall be deemed to mean any one or more of the persons primarily or secondarily liable for Tenant's obligations under this Lease. Any monies received by Owner from or on behalf of Tenant during the pendency of any proceeding of the types referred to in said Subsections (c) and (d) shall be deemed paid as compensation for the use and occupation of the Demised Premises and the acceptance of any such compensation by Owner shall not be deemed an acceptance of rent or a waiver on the part of Owner of any rights under Section 16.01.

                                   ARTICLE 17

                                    REMEDIES

                  SECTION 17.01. OWNER'S RIGHT OF RE-ENTRY AND RIGHT TO RELET:
If Tenant shall default beyond any applicable notice and cure period set forth in Section 16.01 of this Lease in the payment when due of any installment of
Fixed Rent or in the payment when due of any increase in the Fixed Rent or any additional rent, or if this Lease and the Demised Term shall expire and come to an end as provided in Article 16:

                           (a) Owner and its agents and servants may
                  immediately, or at any time after such default or after the date upon which this Lease and the Demised Term shall expire and come to an end, re-enter the Demised Premises or any part thereof, without notice, either by summary proceedings or by any other applicable action or proceeding in accordance with law, or by lawful force or otherwise as permitted by law
                  (without being liable to indictment, prosecution or damages therefor), and may repossess the Demised Premises and
                  dispossess Tenant and any other persons from the Demised
                  Premises and remove any and all of their property and effects from the Demised Premises; and

                           (b) Owner, at Owner's option, may relet the whole or
                  any part or parts of the Demised Premises, from time to time, either in the name of Owner or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the
                  Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent
                  periods, as Owner, in its sole discretion, may determine.
                  Owner shall have no obligation to relet the Demised Premises or any part thereof and shall in no event be liable for
                  refusal or failure to relet the Demised Premises or any part thereof, or, in the event of any such reletting, for refusal or failure

                                       32

                  to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any
                  liability under this Lease or otherwise to affect any such liability; Owner, at Owner's option, may make such repairs, replacements, alterations, additions, improvements,
                  decorations and other physical changes in and to the Demised
                  Premises as Owner, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

                  SECTION 17.02. WAIVER OF RIGHT TO REDEEM, ETC.: Tenant hereby waives the service of any notice of intention to re-enter or to institute legal proceedings to that end which may otherwise be required to be given under any present or future law. Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does further hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the Demised Premises, or to re-enter or repossess the Demised Premises, or to restore the operation of this Lease, after (i) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (ii) any re-entry by Owner, or (iii) any expiration or termination of this Lease and the Demised Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. The words "re-enter", "re-entry" and "re-entered"
as used in this Lease shall not be deemed to be restricted to their technical legal meanings. In the event of a breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any term, covenant or condition of this Lease on Tenant's part to be observed or performed, Owner shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The right to invoke the remedies hereinbefore set forth in this Lease is cumulative and shall not preclude Owner from invoking any other remedy allowed by law or in equity. Owner agrees that the first sentence of this Section 17.02 shall not be deemed a waiver of Tenant's right to be served with any notice of petition and petition in any summary proceedings under the provisions of the Real Property Actions and
Proceedings Law of the State of New York and any successor law of like import then in force.

                                   ARTICLE 18

                                     DAMAGES

                  SECTION 18.01. AMOUNT OF OWNER'S DAMAGES: If this Lease and the Demised Term shall expire and come to an end as provided in Article 16, or by or under any summary proceeding or any other action or proceeding, or if
Owner shall re-enter the Demised Premises as provided in Article 17, or by or under any summary proceeding or any other action or proceeding, then, in any of said events:

                           (a) Tenant shall pay to Owner all Fixed Rent,
                  additional rent and other charges payable under this Lease by
                  Tenant to Owner to the date upon which this Lease and the
                  Demised Term shall have expired and come to an end or to the date of re-entry upon the Demised Premises by Owner, as the case may be; and

                           (b) Tenant shall also be liable for and shall pay to
                  Owner, as damages, any deficiency (referred to as a
                  "Deficiency") between the Fixed Rent reserved in this Lease for the period which otherwise would have constituted the
                  unexpired portion of the Demised Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of Section 17.01 for any part of such period
                  (first deducting from the rents collected under any such
                  reletting all of Owner's actual reasonable expenses in
                  connection with the termination of this Lease or Owner's
                  re-entry upon the Demised Premises and with such reletting including, but not limited to, all repossession costs,
                  brokerage commissions, reasonable legal expenses, reasonable attorneys' fees, alteration costs and other expenses of
                  preparing the Demised Premises for such reletting). Any such
                  Deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for payment of installments of Fixed Rent, Owner shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Owner's right to collect the Deficiency for any
                  subsequent month by a similar proceeding. Solely for the
                  purposes of this Subsection (b), the term

                                       33

                  "Fixed Rent" shall mean the Fixed Rent in effect immediately prior to the date upon which this Lease and the Demised Term shall have expired and come to an end, or the date of re-entry upon the Demised Premises by Owner, as the case may be,
                  adjusted, from time to time, to reflect any increases which would have been payable pursuant to any of the provisions of this Lease including, but not limited to, the provisions of
                  Article 23 of this Lease if the term hereof had not been
                  terminated; and

                           (c) At any time after the Demised Term shall have
                  expired and come to an end or Owner shall have re-entered upon the Demised Premises, as the case may be, whether or not Owner shall have collected any monthly Deficiencies as aforesaid,
                  Owner shall be entitled to recover from Tenant, and Tenant shall pay to Owner, on demand, as and for liquidated and
                  agreed final damages, a sum equal to the amount by which the
                  Fixed Rent reserved in this Lease for the period which
                  otherwise would have constituted the unexpired portion of the
                  Demised Term exceeds the then fair and reasonable rental value of the Demised Premises for the same period, both discounted to present worth at the then current prime rate (as the term
                  "prime rate" is defined in Section 31.03) per annum. If,
                  before presentation of proof of such liquidated damages to any court, commission or tribunal, the Demised Premises, or any part thereof, shall have been relet by Owner for the period which otherwise would have constituted the unexpired portion of the Demised Term, or any part thereof, the amount of rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Demised Premises so relet during the term of the reletting. Solely for the purposes of this Subsection (c), the term "Fixed Rent" shall mean the Fixed Rent in effect
                  immediately prior to the date upon which this Lease and the
                  Demised Term shall have expired and come to an end, or the date of re-entry upon the Demised Premises by Owner, as the case may be, adjusted to reflect any increases pursuant to the provisions of Article 23 for the Escalation Year and Tax
                  Escalation Year immediately preceding such event.

                  SECTION 18.02. RENTS UNDER RELETTING: If the Demised Premises,
or any part thereof, shall be relet together with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this Article
18. Tenant shall in no event be entitled to any rents collected or payable under any reletting, whether or not such rents shall exceed the Fixed Rent reserved in this Lease. Nothing contained in Articles 16, 17 or this Article shall be deemed to limit or preclude the recovery by Owner from Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Owner may be entitled in addition to the damages set forth in Section 18.01.

                                   ARTICLE 19

                          FEES AND EXPENSES; INDEMNITY

                  SECTION 19.01. OWNER'S RIGHT TO CURE TENANT'S DEFAULT: If
Tenant shall default in the observance or performance of any term, covenant or condition of this Lease on Tenant's part to be observed or performed, Owner, at any time thereafter and without notice in cases of emergency or otherwise after the expiration of the applicable notice and grace period set forth in this
Lease, may remedy such default for Tenant's account and at Tenant's expense, without thereby waiving any other rights or remedies of Owner with respect to such default.

                  SECTION 19.02. TENANT'S INDEMNITY AND LIABILITY INSURANCE
OBLIGATIONS: A. Tenant agrees to indemnify and save Owner and "Owner's
Indemnitees" (as hereinafter defined) harmless of and from all loss, cost, liability, damage and expense including, but not limited to, reasonable counsel fees, penalties and fines, incurred in connection with or arising from (except to the extent caused by the negligence or willful misconduct of Owner) (i) any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, or (ii) the breach or failure of any representation or warranty made by Tenant in this Lease, or (iii) the use or occupancy or manner of use or occupancy of the Demised Premises by Tenant or any person claiming through or under Tenant, or (iv) any acts, omissions or negligence of Tenant or any such person, or the contractors, agents, servants, employees, visitors or licensees of Tenant or any

                                       34

such person, in or about the Demised Premises or the Building either prior to, during, or after the expiration of, the Demised Term, including, but not limited to, any acts omissions or negligence in the making or performing of any
Alterations. Tenant further agrees to indemnify and save harmless Owner and
Owner's Indemnitees of and from all loss, cost, liability, damage and expense, including, but not limited to, reasonable counsel fees and disbursements, incurred in connection with or arising from any claims by any persons by reason of injury to persons or damage to property occasioned by any use, occupancy, act, omission or negligence referred to in the preceding sentence. "Owner's
Indemnitees" shall mean the Owner, the shareholders, members, or the partners comprising Owner and its and their partners, members, shareholders, officers, directors, employees, agents (including without limitation, any leasing and managing agents) and contractors together with the lessor under any Superior
Lease and the holder of any Mortgage. If any action or proceeding shall be brought against Owner or Owner's Indemnitees based upon any such claim and if
Tenant, upon notice from Owner, shall cause such action or proceeding to be defended at Tenant's expense by counsel acting for Tenant's insurance carriers in connection with such defense or by other counsel reasonably satisfactory to
Owner, without any disclaimer of liability by Tenant or such insurance carriers in connection with such claim, Tenant shall not be required to indemnify Owner and Owner's Indemnitees for counsel fees in connection with such action or proceeding.

                         B. Throughout the Demised Term Tenant shall maintain
commercial general liability insurance against any claims by reason of bodily and personal injury, death and property damage (including water damage)
occurring in or about the Demised Premises covering, without limitation, the operation of any private air conditioning equipment and any private elevators, escalators or conveyors in or serving the Demised Premises or any part thereof, whether installed by Owner, Tenant or others, and shall furnish to Owner duplicate original policies of such insurance at least ten (10) days prior to the Commencement Date and at least ten (10) days prior to the expiration of the term of any such policy previously furnished by Tenant, in which policies Owner, and Owner's Indemnitees shall be named as parties insured, which policies shall be issued by companies, and shall be in form and amounts, satisfactory to Owner.

                  SECTION 19.03. PAYMENTS: Tenant shall pay to Owner, within five (5) days next following rendition by Owner to Tenant of bills or statements therefor: (i) sums equal to all expenditures made and monetary obligations incurred by Owner including, but not limited to, expenditures made and obligations incurred for reasonable counsel fees and disbursements, in connection with the remedying by Owner, for Tenant's account pursuant to the provisions of Section 19.01, of any default of Tenant, and (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Section
19.02, and (iii) sums equal to all expenditures made and monetary obligations incurred by Owner including, but not limited to, expenditures made and obligations incurred for reasonable counsel fees and disbursements, in collecting or attempting to collect the Fixed Rent, any additional rent or any other sum of money accruing under this Lease or in enforcing or attempting to enforce any rights of Owner under this Lease or pursuant to law, whether by the institution and prosecution of summary proceedings or otherwise; and (iv) all other sums of money (other than Fixed Rent) accruing from Tenant to Owner under the provisions of this Lease. Any sum of money (other than Fixed Rent) accruing from Tenant to Owner pursuant to any provision of this Lease including, but not limited to, the provisions of Addendum A, whether prior to or after the
Commencement Date, may, at Owner's option, be deemed additional rent, and Owner shall have the same remedies for Tenant's failure to pay any item of additional rent when due as for Tenant's failure to pay any installment of Fixed Rent when due. Tenant's obligations under this Article shall survive the expiration or sooner termination of the Demised Term.

                  SECTION 19.04. TENANT'S LATE PAYMENTS - LATE CHARGES: If
Tenant shall fail to make payment of any installment of Fixed Rent or any increase in the Fixed Rent or any additional rent within ten (10) days after the date when such payment is due, Tenant shall pay to Owner, in addition to such installment of Fixed Rent or such increase in the Fixed Rent or such additional rent, as the case may be, as a late charge and as additional rent, a sum equal to two (2%) percent per annum above the then current prime rate (as the term
"prime rate" is defined in Section 31.03) charged by JPMorgan Chase Bank or its successor of the amount unpaid computed from the date such payment was due to and including the date of payment.

                                       35

                                   ARTICLE 20

                                ENTIRE AGREEMENT

                  SECTION 20.01. ENTIRE AGREEMENT: This Lease contains the
entire agreement between the parties and all prior negotiations and agreements are merged in this Lease. Neither Owner nor Owner's agents have made any representations or warranties with respect to the Demised Premises, the
Building, the Real Property or this Lease except as expressly set forth in this
Lease and no rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth in this Lease. This Lease may not be changed, modified or discharged, in whole or in part, orally and no executory agreement shall be effective to change, modify or discharge, in whole or in part, this Lease or any provisions of this Lease, unless such agreement is set forth in a written instrument executed by the party against whom enforcement of the change, modification or discharge is sought. All references in this Lease to the consent or approval of Owner shall be deemed to mean the written consent of Owner, or the written approval of Owner, as the case may be, and no consent or approval of Owner shall be effective for any purpose unless such consent or approval is set forth in a written instrument executed by Owner.

                                   ARTICLE 21

                                   END OF TERM

                  SECTION 21.01. END OF TERM: On the date upon which the Demised
Term shall expire and come to an end, whether pursuant to any of the provisions of this Lease or by operation of law, and whether on or prior to the Expiration
Date, Tenant, at Tenant's sole cost and expense, (i) shall quit and surrender the Demised Premises to Owner, broom clean and in good order and condition, ordinary wear excepted, and (ii) shall remove all of Tenant's Personal Property and all other property and effects of Tenant and all persons claiming through or under Tenant (including, but not limited to, removal of all vertical wiring whether within or outside the Demised Premises regardless of at whose expense the wiring was installed except as otherwise provided in Section 21.02) from the
Demised Premises and the Building, and (iii) shall repair all damage to the
Demised Premises occasioned by such removal and (iv) shall, at Owner's election, exercisable within six (6) months following the expiration or earlier termination of the Demised Term, remove any Specialty Alterations (as defined herein) and/or private interior staircases in the Demised Premises or connecting the Demised Premises or any part thereof with any other space (referred to herein as the "Other Space") in the Building occupied by Tenant, and restore those portions of the Demised Premises, the Other Space and the Building
affected by any such Specialty Alterations and/or staircases (including, but not limited to, the slabbing over of any openings) to the condition of each which existed prior to the installation of any such Specialty Alterations and/or staircases, and repair any damage to the Demised Premises, Other Space and the
Building occasioned by such removal. Notwithstanding the provisions of subdivision (iv) of the foregoing sentence, in the event Owner does not elect to have removed any such Specialty Alterations and/or staircase referred to therein, any such Specialty Alterations and/or staircase shall be and remain the property of Owner at no cost or expense to Owner. Owner shall have the right to retain any property and effects which shall remain in the Demised Premises after the expiration or sooner termination of the Demised Term, and any net proceeds from the sale thereof, without waiving Owner's rights with respect to any default by Tenant under the foregoing provisions of this Section. Tenant expressly waives, for itself and for any person claiming through or under
Tenant, any rights which Tenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any
successor law of like import then in force, in connection with any holdover summary proceedings which Owner may institute to enforce the foregoing provisions of this Article. If said date upon which the Demised Term shall expire and come to an end shall fall on a Sunday or holiday, then Tenant's obligations under the first sentence of this Section shall be performed on or prior to the Saturday or business day immediately preceding such Sunday or holiday. Notwithstanding the foregoing terms and conditions of this Article 21,
Owner shall have the option of slabbing over any openings otherwise required to be done by Tenant, and Tenant shall reimburse Owner for all reasonable out of pocket costs and expenses in connection with the same. For purposes of this
Section 21.01, the term "Specialty Alterations" shall mean Alterations consisting of any kitchens, executive or private bathrooms, raised computer floors, vaults, any steel plates or reinforcement installed by Tenant (including without limitation, in connection with libraries or file systems), dumbwaiters, pneumatic tubes, horizontal transportation systems, any supplementary HVAC equipment and the installation or replacement of any windows or louvers in connection with any supplementary HVAC equipment, and any other Alterations of a similar

                                       36

character to those enumerated in this sentence, and the installation of any equipment outside of the Demised Premises. Tenant, prior to Tenant's performance of a Specialty Alteration, shall have the right to request that Owner designate that Tenant shall not be required to remove such Specialty Alteration upon the expiration or earlier termination of the Demised Term, as aforesaid. If Tenant makes any such request, and Owner approves such request (Owner shall approve or deny such request when Owner responds to the submission of Tenant's plans and specifications therefor), then Owner shall not have the right to require Tenant to remove such Specialty Alteration upon the expiration or earlier termination of the Demised Term (any such Specialty Alteration which Tenant shall not be required to remove pursuant to this sentence being referred to herein as a
"Qualified Specialty Alteration"). Tenant's obligations under this Section shall survive the expiration or sooner termination of the Demised Term.

                  SECTION 21.02. Notwithstanding anything to the contrary set forth in Section 21.01, Owner, at Owner's option, exercised by notice given (a)
at least 30 days prior to the Expiration Date, or (b) on or prior to any sooner termination of the Demised Term, may require Tenant to leave all vertical wiring referred to in Section 21.01 in place, in which event all such vertical wiring shall remain in the Demised Premises and the Building and become the property of
Owner, at no cost and expense to Owner.

                                   ARTICLE 22

                                 QUIET ENJOYMENT

                  SECTION 22.01. QUIET ENJOYMENT: Owner covenants and agrees with Tenant that upon Tenant paying the Fixed Rent and additional rent reserved in this Lease and observing and performing all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Demised Premises during the Demised Term, subject, however, to the terms, covenants and conditions of this Lease including, but not limited to, the provisions of Section 38.01, and subject to the Superior Lease and the Mortgage referred to in Section 7.01.

                                   ARTICLE 23

                                   ESCALATION

                  SECTION 23.01. DEFINITIONS: In the determination of any
increase in the Fixed Rent under the provisions of this Article, Owner and
Tenant agree that the following terms shall have the following meanings:

                         A. The term "Tax Escalation Year" shall mean each
fiscal year commencing July 1st and ending on the following June 30th which shall include any part of the Demised Term.

                         B. The term "Escalation Year" shall mean any calendar
year which shall include any part of the Demised Term.

                         C. The term "Taxes" shall be deemed to mean a sum equal
to the aggregate of: (i) the product determined by multiplying (a) the then applicable full New York City real estate tax rate in effect with respect to the
Borough of Manhattan by (b) the then applicable assessed valuation of the Real
Property plus (ii) amounts assessed by any business improvement district in which the Real Property is located plus (iii) any other assessments, special or otherwise, upon or with respect to the Real Property imposed by the City or
County of New York or any other taxing authority. If, due to any change in the method of taxation, any franchise, income, profit, sales, rental, use and occupancy or other tax or payments in lieu of any such taxes shall be substituted for, or levied against Owner or any owner of the Building or the
Real Property, in lieu of any real estate taxes or assessments upon or with respect to the Real Property, such tax or payments in lieu of any such taxes shall be included in the term Taxes for the purposes of this Article.

                         D. The term "Owner's Basic Tax Liability" shall mean a
sum equal to Taxes payable for the fiscal tax year beginning on July 1, 2005 and ending on June 30, 2006.

                                       37

                         E. The term "Demised Premises Area" shall mean 13,488
square feet.

                         F. The term "Building Area" shall mean 527,815 square
feet.

                         G. The term "Tenant's Proportionate Share" shall mean
the fraction, the denominator of which is the Building Area and the numerator of which is the Demised Premises Area.

                         H. The term "Owner's Tax Statement" shall mean an
instrument containing a computation of any increase in the Fixed Rent pursuant to the provisions of Section 23.02.A. of this Article.

                  SECTION 23.02. TAXES: A. If Taxes payable in any Tax
Escalation Year shall be in such amount as shall constitute an increase above
Owner's Basic Tax Liability, the Fixed Rent for such Tax Escalation Year shall be increased by a sum equal to Tenant's Proportionate Share of any such increase in Taxes.

                         B. Unless the Commencement Date shall occur on a July
1st, any increase in the Fixed Rent pursuant to the provisions of Subsection A of this Section 23.02 for the Tax Escalation Year in which the Commencement Date shall occur shall be apportioned in that percentage which the number of days in the period from the Commencement Date to June 30th of such Tax Escalation Year, both inclusive, bears to the total number of days in such Tax Escalation Year.
Unless the Demised Term shall expire on a June 30th, any increase in the Fixed
Rent pursuant to the provisions of said Subsection A for the Tax Escalation Year in which the date of the expiration of the Demised Term shall occur shall be apportioned in that percentage which the number of days in the period from July
1st of such Tax Escalation Year to such date of expiration, both inclusive, bears to the total number of days in such Tax Escalation Year.

                  SECTION 23.03. CALCULATION AND PAYMENT OF TAXES: A. Owner
shall render to Tenant, either in accordance with the provisions of Article 27 or by personal delivery at the Demised Premises or by regular mail to the same address as Fixed Rent bills are sent by Owner, an Owner's Tax Statement with respect to each Tax Escalation Year, either prior to or during such Tax
Escalation Year. Owner's failure to render an Owner's Tax Statement with respect to any Tax Escalation Year shall not prejudice Owner's right to recover any sums due to Owner hereunder with respect to such Tax Escalation Year, nor shall it deprive Tenant of any credit to which it otherwise might be entitled with respect to such Tax Escalation Year pursuant to the provisions of Subsection D of this Section 23.03. The obligations of Owner and Tenant under the provisions of Section 23.02 and this Section 23.03 with respect to any increase in the
Fixed Rent or any credit to which Tenant may be entitled shall survive the expiration or any sooner termination of the Demised Term. Within ten (10) days next following rendition of the first Owner's Tax Statement which shows an increase in the Fixed Rent for any Tax Escalation Year, Tenant shall pay to
Owner one half (1/2) of the amount of the increase shown upon such Owner's Tax
Statement for such Tax Escalation Year (in the event that the Commencement Date shall occur during such Tax Escalation Year on a date other than a July 1st, the sum payable by Tenant under the foregoing provisions of this Subsection 23.03.A shall be apportioned so that Tenant shall pay that percentage thereof which the number of days in the period from the Commencement Date to the date upon which the next installment of Taxes is required to be paid by Owner bears to one hundred eighty (180) days, thereby giving effect to the apportionment provisions of Subsection B of Section 23.02). In order to provide for current payments on account of (i) the next installment of Taxes payable by Owner for such Tax
Escalation Year, if any, and (ii) future potential increases in the Fixed Rent which may be payable by Tenant pursuant to the provisions of Subsection A of
Section 23.02 for future Tax Escalation Years, Tenant shall (a) pay to Owner, on the first day of the calendar month next following the rendition of such Owner's
Tax Statement, a sum equal to one-twelfth (1/12th) of the increase in the Fixed
Rent shown upon such Owner's Tax Statement for such Tax Escalation Year (before any apportionment pursuant to the provisions of Subsection B of Section 23.02)
multiplied by the number of months which may have elapsed between either (x)
July 1st of such Tax Escalation Year if such Owner's Tax Statement is rendered between July 1st and December 31st of such Tax Escalation Year and the month in which such payment is made or (y) January 1st of such Tax Escalation Year if such Owner's Tax Statement is rendered between January 1st and June 30th of such
Tax Escalation Year and the month in which such payment is made, and (b)
thereafter pay to Owner on the first day of each month of the Demised Term
(until rendition by Owner of a new Owner's Tax Statement) a sum equal to one-twelfth (1/12) of the increase in the Fixed Rent payable pursuant to the provisions of Subsection A of Section 23.02 for the Tax Escalation Year with respect to which Owner has most recently rendered an Owner's Tax Statement
(before any apportionment pursuant to the

                                       38

provisions of Subsection B of Section 23.02); each such monthly installment shall be added to and payable as part of each monthly installment of Fixed Rent.

                         B. Following rendition of each subsequent Owner's Tax
Statement a reconciliation shall be made as follows: Tenant shall be debited with any increase in the Fixed Rent shown upon such Owner's Tax Statement and credited with the aggregate amount, if any, paid by Tenant in accordance with the provisions of Subsection A of this Section on account of potential future increases in the Fixed Rent pursuant to Subsection 23.02.A. which has not previously been credited against increases in the Fixed Rent shown upon Owner's
Tax Statements. Tenant shall pay any net debit balance to Owner within ten (10)
days next following rendition by Owner, either in accordance with the provisions of Article 27 or by personal delivery at the Demised Premises or by regular mail to the same address as Fixed Rent bills are sent by Owner, of an invoice for such net debit balance; any net credit balance shall be applied as an adjustment against the next accruing monthly installment as provided in subdivision (b) of
Subsection A of this Section 23.03.

                         C. Tenant acknowledges that under the present law Taxes
are payable by Owner (i) with respect to a fiscal year commencing July 1st and ending on the following June 30th and (ii) in two (2) installments, in advance, the first of which is payable on July 1st and the second and final payment of which is payable on the following January 1st. Tenant further acknowledges that it is the purpose and intent of this Section 23.03 to provide Owner with
Tenant's Proportionate Share of the increase in Taxes pursuant to the provisions of Subsection A of Section 23.02 at or about the time such installment of Taxes is required to be paid by Owner without penalty or interest. Accordingly, Tenant agrees that if the number of such installments, and/or the time for payment thereof, and/or the fiscal year used for purposes of Taxes, is changed, then,
(a) prior to the time that any such revised installment is payable by Owner,
Tenant shall pay to Owner the amount which shall provide Owner with Tenant's
Proportionate Share of the increase in Taxes pursuant to the provisions of
Subsection 23.02.A applicable to the revised installment of Taxes then required to be paid by Owner and (b) this Article shall be appropriately adjusted to reflect such change and the time for payment by Tenant to Owner of Tenant's
Proportionate Share of any increase in Taxes as provided in this Article shall be appropriately revised so that Owner shall always be provided with Tenant's
Proportionate Share of the increase in Taxes prior to the time that the installment of Taxes is required to be paid by Owner.

                         D. If, as a result of any application or proceeding
brought by or on behalf of Owner, Owner's Basic Tax Liability shall be decreased, Owner's Tax Statement next following such decrease shall include any adjustment of the Fixed Rent for all prior Tax Escalation Years reflecting a debit to Tenant equal to the amount by which (a) the aggregate Fixed Rent payable with respect to all such prior Tax Escalation Years (as increased pursuant to the operation of the provisions of Subsection A of Section 23.02)
based upon such reduction of Owner's Basic Tax Liability shall exceed (b) the aggregate Fixed Rent actually paid by Tenant with respect to all such prior Tax
Escalation Years. If, as a result of any application or proceeding brought by or on behalf of Owner for reduction of the assessed valuation of the Real Property for any fiscal tax year subsequent to the fiscal tax year commencing July 1st,
2005, and expiring June 30th, 2006, there shall be a decrease in Taxes for any
Tax Escalation Year with respect to which Owner shall have previously rendered an Owner's Tax Statement, Owner's Tax Statement next following such decrease shall include an adjustment of the Fixed Rent for such Tax Escalation Year reflecting a credit to Tenant equal to the amount by which (i) the Fixed Rent actually paid by Tenant with respect to such Tax Escalation Year (as increased pursuant to the operation of the provisions of Subsection A of Section 23.02), shall exceed (ii) the Fixed Rent payable with respect to such Tax Escalation
Year (as increased pursuant to the operation of the provisions of Subsection A of Section 23.02) based upon such reduction of the assessed valuation. Tenant shall not bring or cause to be brought any application or proceeding for reduction of the assessed valuation of the Real Property. Tenant shall pay to
Owner within thirty (30) days after demand, as additional rent under this Lease, a sum equal to Tenant's Proportionate Share of all actual costs and expenses, including, without limitation, reasonable counsel fees, paid or incurred by
Owner in connection with any application or proceeding brought for reduction of the assessed valuation of the Real Property or any other contest of Taxes upon the Real Property for any Tax Escalation Year, whether or not such application, proceeding or other contest was commenced and/or settled and/or determined prior to the Tax Escalation Year in question.

                  SECTION 23.04. PAYMENTS IN LIEU OF OPERATING EXPENSES. A. For
the purposes of this Article, the term "Escalation Year" shall mean the period from first day of the Second Rent Period to and including the last day of the calendar month in which the day immediately preceding the first anniversary of the first day of the

                                       39

Second Rent Period shall occur and each succeeding period of twelve (12) months thereafter. For the second (2nd) and each succeeding Escalation Year, Tenant shall pay to Owner, as additional rent, and in addition to any other sums payable pursuant to this Lease, an annual amount obtained by use of the following formula:

                  (X) multiplying (x) the sum of (i) the Fixed Rent set forth in
Section 1.03 for the Escalation Year immediately preceding the applicable
Escalation Year (subject to clause (Z) below, and as the same may be increased by virtue of Tenant leasing additional space and as the same may be adjusted pursuant to any of the terms and conditions of the Lease, including without limitation any option to renew the Lease, if any) plus (ii) the total amount owing in the previous Escalation Year pursuant to this Section 23.04 by (y) one hundred two percent (102%) and then

                  (Y) subtracting from such product the Fixed Rent set forth in
Section 1.03 (as the same may be increased or adjusted as aforesaid, and which
Fixed Rent shall be equal to the same Fixed Rent amount referred to in clause
(x) (i) above) with it understood that

                  (Z) the amount of the Fixed Rent used in the foresaid formula shall not include the portion thereof attributable to the Electrical Inclusion
Factor.

         The sum to be paid by Tenant to Owner pursuant to this Subsection A of
Section 23.04, from time to time, is referred to as the "Additional Escalation
Payment(s).

                         B. The parties agree that with respect to the leasing
of the Demised Premises as initially constituted in this Lease for the original
Demised Term set forth herein, the Additional Escalation Payment(s) during the original Demised Term which Tenant shall make pursuant to Subsection A above are equal to the amounts set forth below opposite the applicable period of time so listed:

Escalation Year             Amount Per Annum          Amount Per Month
---------------             ----------------          ----------------

2nd                         $10,250.88                $854.24
3rd                         $20,706.78                $1,725.57
4th                         $31,371.80                $2,614.32
5th                         $42,250.12                $3,520.84
6th                         $53,346.00                $4,445.50
7th                         $65,473.08                $5,456.09
8th                         $77,842.70                $6,486.89
9th                         $90,459.71                $7,538.31
10th                        $103,329.06               $8,610.76
11th                        $116,455.80               $9,704.65

                         C. Unless the Demised Term shall expire on the last day
of a calendar month, the Additional Escalation Payment for such calendar month in which the Demised Term shall expire shall be apportioned in that percentage which the number of days in the period from the commencement of such calendar month to such date of expiration, both inclusive, bears to the total number of days in such calendar month.

                         D. The Additional Escalation Payments payable pursuant
to the provisions of Subsection A of this Section 23.04, shall be payable in equal monthly installments in advance, as additional rent, together with the payment of the monthly installments of Fixed Rent, beginning with the first day of the first month of the applicable Escalation Year and the obligations of
Tenant therefor shall survive the expiration or sooner termination of the
Demised Term.

         SECTION 23.05. COLLECTION OF INCREASES IN FIXED RENT: The obligations of Owner and Tenant under the provisions of this Article with respect to any increase in the Fixed Rent, or any credit to which Tenant may be entitled, shall survive the expiration or any sooner termination of the Demised Term. All sums payable by Tenant under this Article shall be collectible by Owner in the same manner as Fixed Rent.

                                       40

                                   ARTICLE 24

                                    NO WAIVER

                  SECTION 24.01. OWNER'S TERMINATION NOT PREVENTED: Neither any
option granted to Tenant in this Lease or in any collateral instrument to renew or extend the Demised Term, nor the exercise of any such option by Tenant, shall prevent Owner from exercising any option or right granted or reserved to Owner in this Lease or in any collateral instrument or which Owner may have by virtue of any law, to terminate this Lease and the Demised Term or any renewal or extension of the Demised Term either during the original Demised Term or during the renewed or extended term. Any termination of this Lease and the Demised Term shall serve to terminate any such renewal or extension of the Demised Term and any right of Tenant to any such renewal or extension, whether or not Tenant shall have exercised any such option to renew or extend the Demised Term. Any such option or right on the part of Owner to terminate this Lease shall continue during any extension or renewal of the Demised Term. No option granted to Tenant to renew or extend the Demised Term shall be deemed to give Tenant any further option to renew or extend.

                  SECTION 24.02. NO TERMINATION BY TENANT/NO WAIVER: No act or
thing done by Owner or Owner's agents during the Demised Term shall constitute a valid acceptance of a surrender of the Demised Premises or any remaining portion of the Demised Term except a written instrument accepting such surrender, executed by Owner. No employee of Owner or of Owner's agents shall have any authority to accept the keys of the Demised Premises prior to the termination of this Lease and the Demised Term, and the delivery of such keys to any such employee shall not operate as a termination of this Lease or a surrender of the
Demised Premises; however, if Tenant desires to have Owner sublet the Demised
Premises for Tenant's account, Owner or Owner's agents are authorized to receive said keys for such purposes without releasing Tenant from any of its obligations under this Lease, and Tenant hereby relieves Owner of any liability for loss of, or damage to, any of Tenant's property or other effects in connection with such subletting. The failure by Owner to seek redress for breach or violation of, or to insist upon the strict performance of, any term, covenant or condition of this Lease on Tenant's part to be observed or performed, shall not prevent a subsequent act or omission which would have originally constituted a breach or violation of any such term, covenant or condition from having all the force and effect of an original breach or violation. The receipt by Owner of rent with knowledge of the breach or violation by Tenant of any term, covenant or condition of this Lease on Tenant's part to be observed or performed shall not be deemed a waiver of such breach or violation. Owner's failure to enforce any
Building Rule against Tenant or against any other tenant or occupant of the
Building shall not be deemed a waiver of any such Building Rule. No provision of this Lease shall be deemed to have been waived by Owner unless such waiver shall be set forth in a written instrument executed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the aggregate of all Fixed Rent and additional rent then due under this Lease shall be deemed to be other than on account of the first accruing of all such items of Fixed Rent and additional rent then due, no endorsement or statement on any check and no letter accompanying any check or other rent payment in any such lesser amount and no acceptance of any such check or other such payment by Owner shall constitute an accord and satisfaction, and Owner may accept any such check or payment without prejudice to Owner's right to recover the balance of such rent or to pursue any other legal remedy.

                                   ARTICLE 25

                         MUTUAL WAIVER OF TRIAL BY JURY

                  SECTION 25.01. Owner and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by Owner or Tenant against the other on any matter whatsoever arising out of or in any way connected with this
Lease, the relationship of landlord and tenant, the use or occupancy of the
Demised Premises by Tenant or any person claiming through or under Tenant, any claim of injury or damage, and any emergency or other statutory remedy; however, the foregoing waiver shall not apply to any action for personal injury or property damage. The provisions of the foregoing sentence shall survive the expiration or any sooner termination of the Demised Term. If Owner commences any summary proceeding, or any other proceeding of like import, Tenant agrees: (i)
not to interpose any counterclaim of whatever nature or description in any such summary proceeding, or any other proceeding of like import, unless failure to interpose such counterclaim would preclude Tenant from asserting such claim in a separate action or proceeding; and (ii) not to seek to remove to another court or jurisdiction

                                       41

or consolidate any such summary proceeding, or other proceeding of like import, with any action or proceeding which may have been, or will be, brought by
Tenant. In the event that Tenant shall breach any of its obligations set forth in the immediately preceding sentence, Tenant agrees (a) to pay all of Owner's reasonable attorneys' fees and disbursements in connection with Owner's enforcement of such obligations of Tenant and (b) in all events, to pay all accrued, present and future Fixed Rent and increases therein and additional rent payable pursuant to the provisions of this Lease.

                  SECTION 25.02. A. Tenant hereby submits itself to the
jurisdiction of the State of New York in any action or proceeding arising out of or under this Lease, and Tenant agrees that this Lease shall be governed, construed and interpreted in accordance with the laws of the State of New York which shall apply in any such action or proceeding.

                         B. All judicial actions, suits or proceedings brought
against Tenant with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Lease or for recognition or enforcement of any judgment rendered in any such proceedings may be brought in any state or federal court of competent jurisdiction in the City of New York. By execution and delivery of this Lease, Tenant accepts, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Lease from which no appeal has been taken or is available.
Tenant hereby irrevocably waives any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction. Nothing herein shall limit the right of Owner to bring any action, suit or proceeding against Tenant in any other court of competent jurisdiction. Tenant acknowledges that final judgment against it in any action, suit or proceeding referred to in this Article shall be conclusive and may be enforced in any other jurisdiction, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of any such judgment against
Tenant.

                                   ARTICLE 26

                              INABILITY TO PERFORM

                  SECTION 26.01. If, by reason of strikes or other labor
disputes, fire or other casualty (or reasonable delays in adjustment of insurance), accidents, any Legal Requirements, any orders of any Governmental
Authority or any other cause beyond Owner's reasonable control, whether or not such other cause shall be similar in nature to those hereinbefore enumerated
(any such event, a "Force Majeure Event"), Owner is unable to furnish or is delayed in furnishing any utility or service required to be furnished by Owner under the provisions of Article 29 or any other Article of this Lease or any collateral instrument, or is unable to perform or make or is delayed in performing or making any installations, decorations, repairs, alterations, additions or improvements, whether or not required to be performed or made under this Lease or under any collateral instrument, or is unable to fulfill or is delayed in fulfilling any of Owner's other obligations under this Lease or any collateral instrument, no such inability or delay shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this
Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

                                   ARTICLE 27

                                     NOTICES

                  SECTION 27.01. Except as otherwise expressly provided in this
Lease, any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease (sometimes collectively referred to as a "Notice") shall be effective only if rendered or given in writing, sent by registered or certified mail (return receipt requested optional), or sent by nationally recognized courier service (e.g. Federal Express) providing dated evidence of receipt or refusal to accept delivery by the addressee, addressed as follows:

                                       42

                               (a) To Tenant (i) at Tenant's address set forth
in this Lease if mailed prior to Tenant's taking possession of the Demised
Premises, or (ii) at the Building if mailed subsequent to Tenant's taking possession of the Demised Premises, or (iii) at any place where Tenant or any agent or employee of Tenant may be found if mailed subsequent to Tenant's vacating, deserting, abandoning or surrendering the Demised Premises in any case with a copy to: Kane Kessler, P.C., 1350 Avenue of the Americas, 26th Floor, New
York, New York 10019, Attention Steven Cohen, Esq., or

                               (b) To Owner at Owner's address set forth in this
Lease, Attention: William C. Rudin with a copy to Goldfarb & Fleece, 345 Park
Avenue, New York, New York 10154, Attention: Partner-in-Charge, Rudin
Management, or

                               (c) addressed to such other address as either
Owner or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this Section. Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given (x) if mailed: on the date when it shall have been mailed or (y) if sent by nationally recognized courier: on the date when it shall have been delivered by such courier service or when delivery by such courier service was refused by the addressee. Refusal to accept delivery of any
Notice shall not limit or negate delivery of such Notice or limit, negate or render ineffective any such Notice.

Nothing contained in this Section 27.01 shall preclude, limit or modify Owner's service of any notice, statement, demand or other communication in the manner required by law, including, but not limited to, any demand for rent under
Article 7 of the New York Real Property Actions and Proceedings Law or any
successor laws of like import.

                                   ARTICLE 28

                               PARTNERSHIP TENANT

                  SECTION 28.01. If Tenant's interest in this Lease shall be assigned to a general partnership (or to two (2) or more persons, individually and as co-partners of a general partnership) pursuant to Article 11 (any such general partnership and such persons are referred to in this Section as
"Partnership Tenant"), the following provisions of this Section shall apply to such Partnership Tenant: (i) each of the persons comprising Partnership Tenant, whether or not such person shall be one of the persons comprising Tenant at the time in question, hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Demised Premises to Owner, and by any notices, demands, requests or other communications which may hereafter be given by Partnership Tenant or by any of the persons comprising Partnership Tenant, and (ii) any bills, statements, notices, demands, requests or other communications given or rendered to
Partnership Tenant or to any of the persons comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such persons and shall be binding upon Partnership Tenant and all such persons, and (iii)
Partnership Tenant shall give prompt notice to Owner of the admission of any such new partners, or shareholders, or members, as the case may be.

                                   ARTICLE 29

                             UTILITIES AND SERVICES

                  SECTION 29.01. ELEVATORS: As long as Tenant is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed beyond any applicable notice and cure periods set forth in this Lease, Owner, at Owner's expense, shall furnish necessary passenger elevator facilities on business days (as defined in Section 31.01)
from 8:00 A.M. to 6:00 P.M. and on Saturdays from 8:00 A.M. to 1:00 P.M. and shall have a passenger elevator subject to call at all other times. Tenant shall be entitled to the non-exclusive use of the freight elevator in common with other tenants and occupants of the Building from 8:00 A.M. to 5:00 P.M. on business days, subject to such reasonable rules as Owner may adopt for the use of the freight elevator. At any time or times all or any of the elevators in the
Building may, at Owner's option, be automatic elevators, and

                                       43

Owner shall not be required to furnish any operator service for automatic elevators. If Owner shall, at any time, elect to furnish operator service for any automatic elevators, Owner shall have the right to discontinue furnishing such service with the same effect as if Owner had never elected to furnish such service.

                  SECTION 29.02. A. HEAT: As long as Tenant is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed beyond any applicable notice and cure periods set forth in this Lease, Owner, at Owner's expense, shall furnish heat to the
Demised Premises, as and when required by law, on business days from 8:00 A.M.
to 6:00 P.M. and on Saturdays from 8:00 A.M. to 1:00 P.M.

                         B. AIR CONDITIONING AND VENTILATION: As long as Tenant
is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed beyond any applicable notice and cure periods set forth in this Lease, Owner, at Owner's expense, shall furnish and distribute to the Demised Premises in accordance with the specifications attached hereto as Exhibit 2, which is incorporated in this Lease by reference and shall be deemed a part of this Lease, as though fully set forth in the body of this Lease (i) conditioned air at reasonable temperatures, pressures and degrees of humidity and in reasonable volumes and velocities, on business days from 8:00 A.M. to 6:00 P.M. and on Saturdays from 8:00 A.M. to 1:00 P.M., when required for the comfortable occupancy of the Demised Premises during the months of April, May, June, July, August, September, October and the period from
November 1st to November 15th; and (ii) except when conditioned air or heat is being furnished, mechanical ventilation only through the Building air conditioning system on business days from 8:00 A.M. to 6:00 P.M. and on
Saturdays from 8:00 A.M. to 1:00 P.M. throughout the year. Notwithstanding the foregoing provisions of this Section, Owner shall not be responsible if the normal operation of the Building air conditioning system shall fail to provide conditioned air at reasonable temperatures, pressures or degrees of humidity or in reasonable volumes or velocities in any portions of the Demised Premises (a)
which, by reason of any machinery or equipment installed by or on behalf of
Tenant or any person claiming through or under Tenant, shall have an electrical load in excess of four (4) watts per square foot of usable area for all purposes
(including lighting and power), or which shall have a human occupancy factor in excess of one person per 100 square feet of usable area (the average electrical load and human occupancy factors for which the Building air conditioning system is designed) or (b) because of any rearrangement of partitioning or other
Alterations made or performed by or on behalf of Tenant or any person claiming through or under Tenant. Notwithstanding such design of the Building heating, ventilation and air conditioning systems, Tenant acknowledges that Owner's
Initial Construction, if any, shall provide for an electrical load in the
Demised Premises which shall conform to the New York State Energy Conservation
Construction Code, and which accordingly may be less than four (4) watts per square foot of usable area for all purposes (including lighting and power).
Whenever said air conditioning system is in operation, Tenant agrees to cause all the windows in the Demised Premises to be kept closed and to cause the venetian blinds in the Demised Premises to be kept closed if necessary because of the position of the sun. Tenant agrees to cause all the windows in the
Demised Premises to be closed whenever the Demised Premises are not occupied.
Tenant shall cooperate fully with Owner at all times and abide by all regulations and requirements which Owner may reasonably prescribe for the proper functioning and protection of the air conditioning, ventilation and heating systems. In addition to any and all other rights and remedies which Owner may invoke for a violation or breach of any of the foregoing provisions of this
Section, Owner may discontinue heating, air conditioning and ventilation service during the period of such violation or breach, and such discontinuance shall not constitute an actual or constructive eviction, in whole or in part, or entitle
Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

                  SECTION 29.03. CLEANING: As long as Tenant is not in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed beyond any applicable notice and cure periods set forth in this Lease, and provided Tenant shall keep the Demised Premises in order, Owner, at Owner's expense, shall cause the office areas of the Demised
Premises to be cleaned substantially in accordance with the standards set forth in Exhibit 3, all of the terms, covenants and conditions of which are incorporated in this Lease by reference and shall be deemed a part of this
Lease, as though fully set forth in the body of this Lease and shall cause
Tenant's ordinary office waste paper refuse to be removed. Tenant shall cooperate with any waste and garbage recycling program of the Building and shall comply with all reasonable rules and regulations of Owner with respect thereto.
Tenant acknowledges that Owner's obligation to cause the office areas of the
Demised Premises to

                                       44

be cleaned excludes any portion of the Demised Premises not used as office areas
(e.g., storage, mail and computer areas, private lavatories and areas used for the storage, preparation, service or consumption of food or beverages)
including, without limitation, the Storage Space. Tenant shall pay Owner at
Building standard rates or, if there are no such rates, at reasonable rates, for the removal of any of Tenant's refuse or rubbish, other than ordinary office waste paper refuse, from the Building, and Tenant, at Tenant's expense, shall cause all portions of the Demised Premises used for the storage, preparation, service or consumption of food or beverages to be cleaned daily in a manner satisfactory to Owner, and to be exterminated against infestation by vermin, roaches or rodents regularly and, in addition, whenever there shall be evidence of any infestation.

                         B. Tenant acknowledges and is aware that the cleaning
services required to be furnished by Owner pursuant to this Section may be furnished by a contractor or contractors employed by Owner and agrees that Owner shall not be deemed in default of any of its obligations under this Section
29.03 unless such default shall continue for an unreasonable period of time after notice from Tenant to Owner setting forth the specific nature of such default.

                         C. Notwithstanding the provisions of Subsection A of
this Section, Tenant shall have the option to contract independently for the removal of such other refuse and rubbish and for office cleaning services in addition to those furnished by Owner. In the event Tenant exercises such option, the removal of such other refuse and rubbish and the furnishing of office cleaning services to Tenant by persons other than Owner and its contractors shall be performed in accordance with such regulations and requirements as, in
Owner's judgment, are necessary for the proper operation of the Building, and
Tenant agrees that Tenant will not permit any person to enter the Demised
Premises or the Building for such purposes, or for the purpose of providing extermination services required to be performed by Tenant pursuant to Subsection
A of this Section, other than persons first approved by Owner, such approval not unreasonably to be withheld.

                  SECTION 29.04. ELECTRICITY: A. As long as Tenant is not in default under any of the terms, covenants or conditions of this Lease on
Tenant's part to be observed or performed beyond any applicable notice and cure periods set forth in this Lease, Owner, at Owner's expense, shall redistribute or furnish electrical energy to or for the use of Tenant in the Demised Premises for the operation of the lighting fixtures and the electrical receptacles installed in the Demised Premises on the Commencement Date. There shall be no specific charge by way of measuring such electrical energy on any meter or otherwise, as the charge for the service of redistributing or furnishing such electrical energy has been included in the Fixed Rent on a so-called "rent inclusion" basis. The parties agree that although the charge for the service of redistributing or furnishing electrical energy is included in the Fixed Rent on a so-called "rent inclusion" basis, the value to Tenant of such service may not be fully reflected in the Fixed Rent. Accordingly, Tenant agrees that Owner may cause an independent electrical engineer or electrical consulting firm, selected by Owner and reasonably approved by Tenant, to make a determination, following the commencement of Tenant's normal business activities in the Demised Premises, of the full value to Tenant of such services supplied by Owner, to wit: the potential electrical energy supplied to Tenant annually based upon the estimated capacity of the electrical feeders, risers and wiring and other electrical facilities serving the Demised Premises. Such engineer or consulting firm shall certify such determination in writing to Owner and Tenant. If it shall be determined that the full value to Tenant of such service is in excess of FORTY
THOUSAND FOUR HUNDRED SIXTY-FOUR and 00/100 ($40,464.00) DOLLARS per annum (such sum is referred to as the "Electrical Inclusion Factor"), the parties shall enter into a written supplementary agreement, in form satisfactory to Owner, modifying this Lease as of the Commencement Date by increasing the Fixed Rent and the Electrical Inclusion Factor for the entire Demised Term by an annual amount equal to such excess. However, if it shall be so determined that the full value to Tenant of such service does not exceed the Electrical Inclusion Factor, no such agreement shall be executed and there shall be no increase or decrease in the Fixed Rent or the Electrical Inclusion Factor by reason of such determination. If either the quantity or character of electrical service is changed by the corporation(s) and/or other entity(ies) selected by Owner to supply electrical service to the Building or is no longer available or suitable for Tenant's requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle
Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner, or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

                         B. Owner shall provide an average of 6.0 watts per
usable square foot of electrical energy demand load (exclusive of base Building central and perimeter HVAC) to the Demised Premises

                                       45

through the existing electrical riser currently providing such service to the twenty-eighth (28th) floor of the Building. Owner shall not be required to provide such capacity during any period it is prohibited from doing so by any applicable Legal Requirements (including, but not limited to, the New York State
Energy Conservation Construction Code), in which event all references to "6.0 watts" set forth herein shall during such period be decreased to the maximum average number of watts per usable square foot which is permitted by any such
Legal Requirements. Subject to the provisions of Subsection C(1) of this Section
29.04, any additional feeders or risers to supply Tenant's additional electrical requirements, and all other equipment proper and necessary in connection with such feeders or risers, shall be installed by Owner or, at Owner's election, by
Tenant upon Tenant's request, at the sole cost and expense of Tenant, provided that, in Owner's judgment, such additional feeders or risers are necessary and are permissible under applicable laws (including, but not limited to, the New
York State Energy Conservation Construction Code) and insurance regulations and the installation of such feeders or risers will not cause permanent damage or injury to the Building or the Demised Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs or interfere with or disturb other tenants or occupants of the Building. Tenant covenants that at no time shall the use of electrical energy in the Demised
Premises exceed the capacity of the existing feeders or wiring installations then serving the Demised Premises. Tenant shall not make or perform, or permit the making or performance of, any Alterations to wiring installations or other electrical facilities in or serving the Demised Premises or any additions to the business machines, office equipment or other appliances in the Demised Premises which utilize electrical energy without the prior consent of Owner in each instance. Any such Alterations, additions or consent by Owner shall be subject to the provisions of Subsection C(1) of this Section 29.04, as well as to the other provisions of this Lease including, but not limited to, the provisions of
Article 3.

                         C. (1) If, at any time or times prior to or during the
Demised Term, electrical feeders, risers, wiring or other electrical facilities serving the Demised Premises shall be installed by Owner, Tenant or others, on behalf of Tenant or any person claiming through or under Tenant in addition to feeders, risers, wiring or other electrical facilities necessary to serve the lighting fixtures and electrical receptacles installed in the Demised Premises on the Commencement Date, the Fixed Rent and the Electrical Inclusion Factor
shall be increased in an annual amount which shall reflect the value to Tenant of the additional service to be furnished by Owner, to wit: the potential additional electrical energy made available to Tenant annually based upon the estimated capacity of such additional electrical feeders, risers, wiring or other electrical facilities. The amount of any such increase in the Fixed Rent and the Electrical Inclusion Factor shall be finally determined by an independent electrical engineer or consulting firm selected by Owner and reasonably approved by Tenant who shall certify such determination in writing to
Owner and Tenant. Following such determination, Owner and Tenant shall enter into a written supplementary agreement, in form satisfactory to Owner, modifying this Lease by increasing the Fixed Rent and the Electrical Inclusion Factor for
the remainder of the Demised Term in an annual amount equal to the value of such additional service as so determined. Any such increase shall be effective as of the date of the first availability to Tenant of such additional service and shall be retroactive to such date if necessary.

                               (2) If, at any time or times after June 17, 2005,
the rates at which Owner purchases electrical energy from the corporation(s)
and/or other entity(ies) Owner has selected to supply electrical service to the
Building or any charges incurred or taxes payable by Owner in connection therewith shall be increased or decreased, the Fixed Rent and the Electrical
Inclusion Factor shall be increased or decreased, as the case may be, upon demand of either party, in an annual amount which shall fairly and proportionately reflect the estimated increase or decrease, as the case may be, in the annual cost to Owner of purchasing electrical energy for the Building provided that notwithstanding anything to the contrary contained in the provisions of this Section 29.04 in no event shall (a) the Electrical Inclusion
Factor ever be decreased below the original amount thereof set forth in
Subsection A of this Section and (b) the Fixed Rent ever be decreased by more than such decrease in the Electrical Inclusion Factor as so limited by the provisions of the aforesaid Subdivision (a) of this Subsection C.(2). If, within ten (10) days after any such demand, Owner and Tenant shall fail to agree upon the amount of such increase or decrease, as the case may be, in the Fixed Rent and the Electrical Inclusion Factor then, in lieu of such agreement, such estimated increase or decrease, as the case may be, shall be finally determined by an independent electrical engineer or consulting firm selected by Owner and reasonably approved by Tenant who shall certify such determination in writing to
Owner and Tenant. Any such increase or decrease in the Fixed Rent and the
Electrical Inclusion Factor shall be effective as of the effective date of such increase or decrease, and shall be retroactive to such date if necessary.

                                       46

                               (3) Any increase in the Fixed Rent pursuant to
the provisions of Subsection A of this Section or this Subsection C with respect to the period from the effective date of such increase to the last day of the month in which such increase shall be fixed by agreement or determination shall be payable by Tenant upon demand of Owner. Any decrease in the Fixed Rent pursuant to the provisions of this Subsection C with respect to the period from the effective date of such decrease to the last day of the month in which such decrease shall be fixed by agreement or determination shall be credited to
Tenant against the next monthly installment of the Fixed Rent. The monthly installments of the Fixed Rent payable after the date upon which any such increase or decrease is so fixed shall be proportionately adjusted to reflect such increase or decrease in the Fixed Rent.

                         D. Owner may, at any time, elect to discontinue the
redistribution or furnishing of electrical energy. In the event of any such election by Owner, (i) Owner agrees to give reasonable advance notice of any such discontinuance to Tenant, (ii) Owner agrees to permit Tenant to receive electrical service directly from the corporation(s) and/or other entity(ies)
Owner has selected to supply electrical service to the Building and to permit the existing feeders, risers, wiring and other electrical facilities serving the
Demised Premises to be used by Tenant for such purpose to the extent they are suitable and safely capable, (iii) Owner agrees to pay such charges and costs, if any, as such corporation(s) and/or other entity(ies) may impose in connection with the installation of Tenant's meters, (iv) the Fixed Rent shall be decreased, as of the date of such discontinuance, by an amount equal to the
Electrical Inclusion Factor to reflect such discontinuance; (v) this Lease shall remain in full force and effect and such discontinuance shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent except as expressly provided in subdivision (iv)
of this Subsection D, or relieve Tenant from any of its obligations under this
Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise and, (vi) Owner agrees, except when such discontinuance is due to Legal Requirements, not to so discontinue until Tenant may be able to receive electricity on a direct metered basis (with Tenant making reasonable efforts to obtain the same).

                         E. The following method of computation shall be
employed by any electrical engineer or electrical consulting firm selected by
Owner pursuant to the provisions of Subsection C(2) of this Section 29.04 in finally determining any estimated increase or decrease in the Fixed Rent and the
Electrical Inclusion Factor, under the provisions of this Section resulting from the corporation(s) and/or other entity(ies) Owner has selected to supply electrical service to the Building (referred to individually and collectively as
"The Corporation") electrical rate and fuel charge changes and taxes
(collectively "Electrical Changes") payable in connection therewith:

                               (1) Owner's bills from The Corporation for the
Building for the twelve (12) month period immediately preceding the Electrical
Change in question shall be averaged for demand and consumption (Kw and Kwh) and the rate structure in effect immediately prior to the Electrical Change in question shall be applied to such average demand and consumption factors of
Owner's billings for the Building for said twelve (12) month period resulting in an agreed determination of the cost to Owner of electricity for the Building immediately prior to the Electrical Change in question; and

                               (2) The new rate structure pursuant to which
Owner is billed by The Corporation, i.e., the rate structure which includes the
Electrical Change in question, shall be applied to the average demand and consumption factors of Owner's billings for the Building for said twelve (12)
month period resulting in an agreed estimate of the cost to Owner by reason of the Electrical Change in question; and

                               (3) The difference in the costs determined
pursuant to the foregoing subdivisions (1) and (2) shall be deemed to be the amount of the estimated annual change in cost and the amount of such estimated annual change in cost shall be divided by the cost determined pursuant to the foregoing subdivision (1); and

                               (4) The resulting quotient shall be applied to
Tenant's then current Electrical Inclusion Factor to produce the increase or decrease in the Fixed Rent and Electrical Inclusion Factor.

                  (For example: Assume (1) an Electrical Change i.e. a rate
increase; (2) an application of the rate schedule in effect immediately prior to such Electrical Change to the averaged electrical demand and consumption

                                       47

factors shown on Owner's electrical bills for the twelve (12) month period immediately preceding such Electrical Change resulting in an estimated annual cost of $100,000.00; (3) an application of the new rate schedule to the averaged electrical demand and consumption factors shown on the bills in question resulting in an estimated annual cost of $110,000.00; (4) deduction of the sum of $100,000.00 referred to in step (2) from said sum of $110,000.00 referred to in step (3), resulting in a difference of $10,000.00; and (5) that Tenant's
Electrical Inclusion Factor was $3,000.00. The $10,000.00 annual estimated increase for the Building, when divided by $100,000.00, the estimated annual cost to Owner of electricity for the Building prior to the Electrical Change in question, results in a quotient of 10% which, when applied to Tenant's
Electrical Inclusion Factor increases the Fixed Rent and the Electrical
Inclusion Factor by $300.00.)

                         F. Notwithstanding anything to the contrary set forth
in this Lease, any sums payable or granted in any way by the corporation(s)
and/or other entity(ies) Owner has selected to supply electricity to the
Building resulting from the installation in the Demised Premises of energy efficient lamping, special supplemental heating, ventilation and air conditioning systems or any other Alterations, which sums are paid or given by way of rebate, direct payment, credit or otherwise, shall be and remain the property of Owner, and Tenant shall not be entitled to any portion thereof, unless such lamping, supplemental heating, ventilation and air conditioning systems or other Alterations were installed by Tenant, solely at Tenant's expense, without any contribution, credit or allowance by Owner, in accordance with all of the provisions of this Lease. Nothing contained in the foregoing sentence, however, shall be deemed to obligate Owner to supply or install in the
Demised Premises any such lamping, supplemental heating, ventilation and air conditioning systems or other Alterations.

                  SECTION 29.05. WATER: If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory and drinking purposes,
Owner may install a hot water meter and a cold water meter and thereby measure
Tenant's consumption of water for all purposes. Tenant shall pay to Owner the cost of any such meters and their installation, and Tenant shall keep any such meters and any such installation equipment in good working order and repair, at
Tenant's cost and expense. Tenant agrees to pay for water consumed as shown on said meters, and sewer charges, taxes and any other governmental charges thereon, as and when bills are rendered. In addition to any sums required to be paid by Tenant for hot water consumed and sewer charges, taxes and any other governmental charges thereon under the foregoing provisions of this Section,
Tenant agrees to pay to Owner, for the heating of said hot water, an amount equal to three (3X) times the total of said sums required to be paid by Tenant for hot water and sewer charges thereon. For the purposes of determining the amount of any sums required to be paid by Tenant under this Section, all hot and cold water consumed during any period when said meters are not in good working order shall be deemed to have been consumed at the rate of consumption of such water during the most comparable period when such meters were in good working order.

                  SECTION 29.06. OVERTIME PERIODS: The Fixed Rent does not
reflect or include any charge to Tenant for the furnishing or distributing of any necessary elevator facilities, heat, conditioned air or mechanical ventilation to the Demised Premises during periods (referred to as "Overtime
Periods") other than the hours and days set forth above in this Article for the furnishing and distributing of such services. Accordingly, if Owner shall furnish any such elevator facilities, heat, conditioned air or mechanical ventilation to the Demised Premises at the request of Tenant during Overtime
Periods, Tenant shall pay Owner for such services at the standard rates then fixed by Owner for the Building or, if no such rates are then fixed, at reasonable rates, provided, however, that it is understood and agreed that
Tenant shall be credited with a twenty (20%) percent discount off of any standard rates that Owner may have fixed for the furnishing of heat or conditioned air only during any Overtime Periods. Owner shall not be required to furnish any elevator facilities, heat, conditioned air or mechanical ventilation services during Overtime Periods, unless Owner has received reasonable advance notice from Tenant requesting such services. If Tenant fails to give Owner reasonable advance notice requesting such services during any Overtime Periods, then, whether or not the Demised Premises are habitable during such Overtime
Periods, failure by Owner to furnish or distribute any such services during such
Overtime Periods shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to
Tenant, or injury to or interruption of Tenant's business or otherwise. Subject to union requirements, there is a four (4) hour minimum for Tenant's request for overtime conditioned air, mechanical ventilation, heat, or freight elevator service unless such overtime conditioned air, mechanical ventilation, heat, or freight elevator service is requested for a period immediately following the normal operating hours set forth in Section 29.01 and Section 29.02 in which event there is a one (1) hour minimum.

                                       48

                  SECTION 29.07. OWNER'S RIGHT TO STOP SERVICE: Owner reserves the right to stop the service of the heating, air conditioning, ventilating, elevator, plumbing, electrical or other mechanical systems or facilities in the
Building when necessary by reason of accident or emergency, or for repairs, alterations, replacements or improvements, which, in the judgment of Owner are desirable or necessary, until said repairs, alterations, replacements or improvements shall have been completed. The exercise of such right by Owner shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

                  SECTION 29.08. A. TENANT'S SUPPLEMENTAL A/C UNIT/COOLING
TOWER: Supplementing the provisions of Section 29.05, in the event (a) a separate air conditioning system to serve the Demised Premises is installed by or on behalf of Tenant in accordance with the provisions of this Lease (referred to herein as "Tenant's Supplemental A/C Unit"), (b) Tenant requests that such
Unit be hooked up to any Building cooling tower and associated piping (referred to herein as the "Cooling Tower") and (c) Owner consents to such hookup, then, in those events, Owner agrees, subject to the provisions of Article 26 and
Section 29.07, to supply condenser water to Tenant's Supplemental A/C Unit and
Tenant agrees that (i) Tenant shall pay to Owner, upon demand, all costs and expenses incurred by Owner in connection with the hookup of such Unit to the
Cooling Tower, including, but not limited to, the Building standard hookup fee then charged by Owner, and (ii) from and after the date the hookup is completed, the Fixed Rent reserved in this Lease shall be increased by a sum (referred to herein as the "Tenant's Cooling Tower Use Charge") equal to (x) the standard per ton charge then in effect in the Building, less a twenty (20%) percent discount off of such per ton charge, multiplied by (xx) the number of tons of Tenant's
Supplemental A/C Unit. Tenant acknowledges that the use of the Cooling Tower shall be limited to business days (as defined in Section 31.01) from 8:00 A.M.
to midnight and on Saturdays from 8:00 A.M. to 4:00 P.M. and not during any other time periods which are included in Overtime Periods.

                         B. If the regular hourly wage rate of operating
engineers employed in the Building shall be increased in any calendar year over the rate in effect on the January lst immediately preceding such hookup, the
Fixed Rent for such calendar year shall be increased by a sum equal to that proportion of Tenant's Cooling Tower Use Charge which such increase in said hourly wage rate bears to the hourly wage rate in effect on the January 1st immediately preceding such hookup. The increase in Fixed Rent for any calendar year pursuant to the provisions of the immediately preceding sentence shall be shown on a statement rendered by Owner ("Owner's Cooling Tower Expense
Statement") either in accordance with the provisions of Article 27 or by personal delivery at the Demised Premises or by regular mail to the same address as Fixed Rent bills are sent by Owner, with respect to each calendar year on or before the next succeeding October 1st. Owner's failure to render an Owner's
Cooling Tower Expense Statement with respect to any calendar year shall not prejudice Owner's right to recover any sums due to Owner hereunder with respect to such calendar year. Within fifteen (15) days next following rendition of
Owner's Cooling Tower Expense Statement which shows an increase in the Fixed
Rent for any calendar year, Tenant shall pay to Owner the entire amount of such increase.

                         C. Any increase in Fixed Rent for Tenant's Cooling
Tower Use Charge shall be effective as of the date Tenant's Supplemental A/C
Unit is hooked up to the Cooling Tower and shall be retroactive to such date if necessary.

                         D. Tenant's Supplemental A/C Unit shall be repaired and
maintained by Tenant at Tenant's cost and expense, pursuant to a service contract.

                  SECTION 29.09. TELECOMMUNICATIONS. A. Owner shall have no
obligation to provide Tenant with any telecommunication services or facilities to or for the Demised Premises or the use or occupancy thereof by Tenant or any person through or under Tenant. With respect to Tenant's telecommunications facilities and services, Tenant shall contract separately with all providers of
Tenant's telecommunications facilities and services (each of which is referred to as a "Tenant's Telecommunications Service Provider") and pay each Tenant's
Telecommunications Service Provider for all services provided by it to Tenant pursuant to a separate agreement between Tenant and Tenant's Telecommunications
Service Provider. Neither Tenant nor Tenant's Telecommunications Service
Provider shall use any portion of the Building, including any risers, shafts, conduits or other facilities, to bring such telecommunications services to the
Demised Premises without the prior written consent

                                       49

of Owner in each instance including, but not limited to, the location of any of
Tenant's or Tenant's Telecommunications Service Provider's cables, wires and conduits. Subject to the provisions of Subsection B below, Owner shall not unreasonably withhold its consent to the use of the Building's shafts by Tenant or Tenant's Telecommunications Service Provider to allow Tenant's
Telecommunication Service Provider to bring telecommunications services to the
Demised Premises provided that any such use shall (i) be subject to (x) space requirements and uses in the Building, including without limitation, the available "riser capacity" in the Building and anticipated needs of prospective tenants and existing tenants for using such shafts and (y) all of the rules and regulations imposed by Owner with respect to the Building's shafts or other telecommunications facilities and the installation, use, operation and maintenance of any telecommunications facilities, and (ii) shall not interfere with any other tenant or occupant of the Building.

                         B. In the event that Owner shall, in Owner's sole
judgment, install or cause to be installed a telecommunications cable distribution system in the Building, (referred to herein as the "Building CDS
System"), then notwithstanding anything in Subsection A above to the contrary, from and after such installation, Tenant and Tenant's Telecommunications Service
Provider shall use such Building CDS System to bring telecommunication services to the Demised Premises and shall not be permitted to use any other portion of the Building, including any risers, shafts, conduits or other facilities, in connection with such telecommunication services without the prior written consent of Owner in each instance. To the extent that Owner shall as a matter of
Building practice or procedure, cause telecommunication providers to enter into a license agreement with Owner for the use of such Building CDS System and pay fees with respect thereto, Tenant acknowledges and agrees that Tenant's
Telecommunications Service Provider shall be required to enter into such license agreement with Owner and pay such fees. If the Building CDS System is owned or operated or managed by a separate cable distribution service company in the
Building (referred to as the "Telecommunications Cable Distribution Company")
for the supply, maintenance and distribution of facilities in such Building CDS
System, Tenant's Telecommunications Service Provider shall also contract with such Telecommunications Cable Distribution Company for the use of the facilities provided by such Building CDS System and pay any fees with respect thereto.
Owner shall have no obligation for Tenant to allow Tenant's Telecommunications
Service Provider into the Building unless and until such Tenant's
Telecommunications Provider shall execute said license agreement with Owner and, if applicable, contract with such Telecommunications Cable Distribution Company.
If Tenant is unable to use a particular Tenant's Telecommunication Service
Provider because it fails to enter into an agreement with Owner and/or the
Telecommunications Cable Distribution Company and pay any fees in connection therewith, no such inability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or release Tenant from any of its obligations under this Lease, or impose any liability upon Owner or Owner's Indemnitees by reason of inconvenience or annoyance to Tenant or interruption of Tenant's business or otherwise. Tenant and Tenant's Telecommunications Service Provider shall comply with all reasonable rules and regulations adopted by Owner and the
Telecommunications Cable Distribution Company with respect to the use of the
Building CDS System. Owner and "Owner's Indemnitees" (as defined in Article 19)
shall not be liable to Tenant, or anyone claiming through or under Tenant, for any damages, including, but not limited to, special, incidental, remote or consequential damages, including, without limitation, lost revenue, lost profits and additional operating or personnel expenses arising from any acts, omissions or negligence of Tenant's Telecommunications Service Provider and the
Telecommunications Cable Distribution Company. Nothing contained in this
Subsection shall obligate Owner (x) to install or caused to be installed such
Building CDS System or (y) to own such Building CDS System, which Tenant acknowledges may be owned by a person not affiliated with Owner.

                  SECTION 29.10. ACCESS: Tenant shall be entitled to access to the Building and the Demised Premises 24 hours per day, 7 days per week, 365 days per year, subject to the provisions of this Lease.

                                   ARTICLE 30

                             TABLE OF CONTENTS, ETC.

                  SECTION 30.01. TABLE OF CONTENTS/CAPTIONS: The Table of
Contents and the captions following the Articles and Sections of this Lease have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision of this Lease.

                                       50

                                   ARTICLE 31

      MISCELLANEOUS DEFINITIONS, SEVERABILITY AND INTERPRETATION PROVISIONS

                  SECTION 31.01. The term "business days" as used in this Lease shall exclude Saturdays, Sundays and holidays, the term "Saturdays" as used in this Lease shall exclude holidays and the term "holidays" as used in this Lease shall mean all days observed as legal holidays by either the New York State
Government or the Federal Government. The term "Rudin Building" shall mean a building owned or managed by an entity of which at least fifty (50%) percent is owned or controlled, either by voting rights, contract or otherwise, by the families of Samuel Rudin, his brothers and sisters, the lineal descendants of any of the foregoing, including Jack Rudin, his children and the children of
Lewis Rudin, deceased and/or the spouses of any such persons and/or any corporation, partnership, business entity or trust established for the benefit of or controlled by the foregoing persons.

                  SECTION 31.02. The terms "person" and "persons" as used in this Lease shall be deemed to include natural persons, firms, corporations, associations and any other private or public entities, whether any of the foregoing are acting on their own behalf or in a representative capacity.

                  SECTION 31.03. The term "prime rate" shall mean the rate of interest announced publicly by JPMorgan Chase Bank, or its successor, from time to time, as JPMorgan Chase Bank's or such successor's base rate, or if there is no such base rate, then the rate of interest charged by JPMorgan Chase Bank or its successor to its most credit worthy customers on commercial loans having a ninety (90) day duration.

                  SECTION 31.04. If any term, covenant or condition of this
Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term, covenant or condition shall not be affected thereby.

                  SECTION 31.05. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. In the event of any action, suit, dispute or proceeding affecting the terms of this Lease, no weight shall be given to any deletions or striking out of any of the terms of this Lease contained in any draft of this Lease and no such deletion or strike out shall be entered into evidence in any such action, suit or dispute or proceeding given any weight therein.

                  SECTION 31.06. LEGAL EVENT/BANKRUPTCY EVENT/DEFAULT SITUATION:
A. Notwithstanding anything contained in this Lease to the contrary, in each instance in this Lease where (i) any Owner's rights or Tenant's obligations arise or are applicable because of a Default Situation (as hereinafter defined), and/or (ii) any Tenant's rights are conditioned upon the absence of a Default
Situation, then in each such instance, a Legal Event (as hereinafter defined)
and a Bankruptcy Event (as hereinafter defined) shall also be considered a
Default Situation upon which such Owner's rights or Tenant's obligations arise or are applicable or such rights of Tenant are conditioned, as the case may be.

                         B. As used herein, (i) the term "Legal Event" shall
mean that at the relevant point in time there shall be (x) a default by Tenant in the payment of any Fixed Rent, any increases thereto, and any other additional rent or other sums and charges then due Owner under this Lease, or in the performance or observance of any of the non-monetary terms and conditions of this Lease on Tenant's part to be observed and performed, and (y) a prohibition on Owner, by virtue of Legal Requirements, including without limitation, those in the nature of the "automatic stay" provisions which are applicable to a
Bankruptcy Event, which either prevents Owner from delivering a notice to Tenant demanding Tenant's performance under this Lease or prevents Owner from delivering a notice to Tenant stating that Tenant is in default of its obligations under this Lease, (ii) the term "Bankruptcy Event" shall mean that at the relevant point in time Tenant shall be voluntarily seeking or involuntarily being required to seek any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or law or any other present or future applicable federal, state or other statute, and (iii) the term "Default
Situation" shall mean (xx) an Event of Default (whether expressed as an Event of
Default or as a default by Tenant under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed beyond the expiration of the applicable notice and grace period)

                                       51

and/or (yy) a default by Tenant under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed.

                  SECTION 31.07. AUTHORITY OF MANAGING AGENT. A. Unless Owner
shall render written notice to Tenant to the contrary in accordance with the provisions of Article 27 hereof, Rudin Management Company, Inc., acting as the agent of Owner shall have the following authority:

                               (i) Rudin Management Company, Inc., by anyone
holding one of the "Specified Offices of Rudin Management Company, Inc."(as
defined herein) is authorized on behalf of and as the agent of Owner to (x)
execute and deliver any and all lease documents affecting the Real Property, including without limitation, all leases, licenses, lease and license modification agreements, amendments, consents, termination agreements, surrender agreements, stipulations and other like agreements and instruments regarding the use or occupancy of the Real Property (collectively, the "Lease Documents") and
(y) commence and prosecute to completion, disposition or settlement any and all actions, causes of actions, claims or proceedings necessary to enforce the terms and provisions of any Lease Documents, including, without limitation, the execution of all pleadings, petitions and instruments in connection therewith
(an "Enforcement Prosecution"); and

                               (ii) Rudin Management Company, Inc., by any
officer thereof, is authorized on behalf of and as the agent of Owner to execute and deliver all notices (including, without limitation, commencement date notices, notices of default, notices of event of default and notices of termination) contemplated by this Lease or any other Lease Documents or in connection with any of the respective rights or obligations of the parties hereunder (collectively, the "Notices").

Any Lease Documents and Notices so executed by Rudin Management Company, Inc., in accordance with the foregoing provisions of this Section 31.07, or any such
Enforcement Prosecution so conducted by Rudin Management Company, Inc. in accordance with the foregoing sentence, shall have the same force, effect and authority as if executed or conducted by Owner. Tenant acknowledges that Rudin
Management Company, Inc. is acting solely as agent for Owner in connection with the foregoing and neither Rudin Management Company, Inc., nor any of its direct or indirect principals, officers, shareholders, directors or employees shall have any liability to Tenant, or any person or entities acting or claiming through or under Tenant, in connection with the performance of Owner's obligations under this Lease and Tenant, and such person or entity, waive any and all claims against any such parties arising out of, or in any way connected with, this Lease, the Real Property, any Lease Documents, any Enforcement
Prosecution or any Notices.

                         B. The term "Specified Offices of Rudin Management
Company, Inc." shall mean any of the following: (a) President, (b) Chief
Executive Officer; (c) Executive Vice President; (d) Chief Operating Officer;
(e) Chief Financial Officer; (f) Secretary; and (g) General Counsel.

                         C. All persons or entities to whom are delivered any
such Lease Documents so executed by Rudin Management Company, Inc., or whom are subject to such Enforcement Prosecution by Rudin Management Company, Inc., in
either case, by anyone holding one of the Specified Offices of Rudin Management
Company, Inc. shall be entitled to rely on such Lease Documents as if such Lease
Documents were executed by Owner or to recognize such Enforcement Prosecution as conducted directly by Owner. All persons or entities to whom any Notices so executed by Rudin Management Company, Inc, by an officer thereof, shall be entitled to rely on such Notices as if the same were executed by Owner.

                  SECTION 31.08 EXECUTION COUNTERPARTS. This Agreement may be
executed in one (1) or more multiple counterparts, each of which when taken together shall constitute one and the same instrument.

                                   ARTICLE 32

                               ADJACENT EXCAVATION

                  SECTION 32.01. If an excavation shall be made upon land
adjacent to the Real Property, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation license to

                                       52

enter upon the Demised Premises for the purpose of doing such work as said person shall deem necessary to preserve the walls and other portions of the
Building from injury or damage and to support the same by proper foundations and no such entry shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve
Tenant from any of its obligations under this Lease, or impose any liability upon Owner or said person.

                                   ARTICLE 33

                                 BUILDING RULES

                  SECTION 33.01. Tenant shall observe faithfully, and comply strictly with, and shall not permit the violation of, the Building Rules set forth in Schedule A annexed to and made a part of this Lease and such additional reasonable Building Rules as Owner may, from time to time, adopt. All of the terms, covenants and conditions of Schedule A are incorporated in this Lease by reference and shall be deemed part of this Lease as though fully set forth in the body of this Lease. The term "Building Rules" as used in this Lease shall include those set forth in Schedule A and those hereafter made or adopted as provided in this Section. In case Tenant disputes the reasonableness of any additional Building Rule hereafter adopted by Owner, the parties hereto agree to submit the question of the reasonableness of such Building Rule for decision to the Chairman of the Board of Directors of the Management Division of the Real
Estate Board of New York, Inc., or its successor (the "Chairman"), or to such impartial person or persons as the Chairman may designate, whose determination shall be final and conclusive upon Owner and Tenant. Tenant's right to dispute the reasonableness of any additional Building Rule shall be deemed waived unless asserted by service of a notice upon Owner within ten (10) days after the date upon which Owner shall give notice to Tenant of the adoption of any such additional Building Rule. Owner shall have no duty or obligation to enforce any
Building Rule, or any term, covenant or condition of any other lease, against any other tenant or occupant of the Building, and Owner's failure or refusal to enforce any Building Rule or any term, covenant or condition of any other lease against any other tenant or occupant of the Building shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

                                   ARTICLE 34

                             Intentionally Deleted.

                                   ARTICLE 35

                                     BROKER

                  SECTION 35.01. Tenant represents and warrants to Owner that
Cushman & Wakefield, Inc. the sole broker with whom Tenant has negotiated or otherwise dealt with in connection with the Demised Premises or in bringing about this Lease. Tenant shall indemnify Owner from all loss, cost, liability, damage and expenses, including, but not limited to, reasonable counsel fees and disbursements, arising from any breach of the foregoing representation and warranty. Owner shall pay said broker its commission pursuant to a separate agreement.

                                   ARTICLE 36

                                    SECURITY

                  SECTION 36.01. LETTER OF CREDIT: (1) Tenant has deposited with
Owner, at the time of the execution and delivery of this Lease, an unconditional, irrevocable letter of credit issued by JPMorgan Chase Bank, N.A.
(referred to as the "Bank"), in favor of Owner, in the sum of THREE HUNDRED
SIXTY-EIGHT

                                       53

THOUSAND SIX HUNDRED SEVENTY-TWO and 00/100 ($368,672.00) DOLLARS (referred to as the "Security Amount") in funds available immediately or same day funds in the City of New York, as security for the faithful observance and performance by
Tenant of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed. Such letter of credit is (x) for a term of not less than one (1) year which term shall be automatically renewed for successive one
(1) year terms, unless the Bank gives not less than one hundred twenty (120)
days prior written notice that it will not so renew the letter of credit for such successive term and the last term of the letter of credit shall end not less than sixty (60) days after the Expiration Date and (y) in substantially the same form as Exhibit 1. If such letter of credit is not automatically renewed as aforesaid, Tenant agrees to cause the Bank to renew such letter of credit, from time to time, during the Demised Term, at least ninety (90) days prior to the expiration of said letter of credit or any renewal or replacement, upon the same terms and conditions. In the event of any transfer of said letter of credit pursuant to Section 36.05, and notice of such transfer to Tenant, Tenant, within twenty (20) days thereafter, shall cause a new letter of credit to be issued by said Bank to the transferee, upon the same terms and conditions, in replacement of the letter of credit so transferred and Owner agrees that, simultaneously with the delivery of such new letter of credit, it will return to said Bank the letter of credit being replaced. The letter of credit deposited hereunder, and all renewals and replacements, are referred to, collectively, as the "Letter of
Credit". In amplification and not in limitation of the foregoing, the Letter of
Credit shall expressly provide that (i) the Letter of Credit can be drawn down by presentation of a sight draft only without any other documents or statements,
(ii) partial drawings are allowed and (iii) the Letter of Credit shall be transferable by Owner, as beneficiary thereof, without restriction or limitation and with all fees paid by Tenant.

                               (2) The Letter of Credit shall be held by Owner
for the purposes set forth in this Article and shall not be transferred except for transfer (a) to an agent for collection, or (b) pursuant to the provisions of Section 36.05. In the event Tenant defaults in the performance of its obligations to timely issue a replacement Letter of Credit, or in the observance or performance of Tenant's agreement to cause the Bank to renew the Letter of
Credit, Owner, in addition to all rights and remedies which Owner may have under this Lease or at law, shall have the right to require the Bank to make payment to Owner of the entire Security Amount or the undrawn portion thereof, as the case may be, represented by the Letter of Credit, which sum may be held by Owner as Cash Security (as said term is hereinafter defined) in accordance with the provisions of this Article. If payment of the entire Security Amount or the undrawn portion thereof is made to Owner by reason of Tenant's failure to renew or replace the Letter of Credit in accordance with the foregoing provisions of this Article, Owner shall have the right, at any time on behalf of Tenant, to replace said Cash Security with a new Letter of Credit issued by the Bank or any other bank selected by Owner, in Owner's sole discretion, and Tenant hereby irrevocably constitutes and appoints Owner as Tenant's agent and attorney-in-fact to cause the Bank or any such other bank selected by Owner to issue such a replacement Letter of Credit. The Letter of Credit provides for partial drawings.

                               (3) Upon the occurrence of an Event of Default,
or if this Lease and the Demised Term shall expire and come to an end as provided in Article 16 or by or under any summary proceeding or any other action or proceeding, or if Owner shall re-enter the Demised Premises as provided in
Article 17, or by or under any summary proceeding or any other action or proceeding, then Owner, in addition to all rights and remedies which Owner may have under this Lease or at law, may from time to time, draw on the Letter of
Credit in one or more drawings for the amount of any Fixed Rent or additional rent then due and for any amount then due and payable to Owner under this Lease and pay such sum to Owner's account. In the event of a partial drawing, as provided in the immediately preceding sentence, Tenant shall, within five (5)
days after demand, cause the Bank to issue an amendment to the Letter of Credit restoring the amount available thereunder to the Security Amount. In amplification and not in limitation of the provisions of this Lease, a failure by Tenant to cause the Bank to timely issue an amendment to the Letter of Credit restoring the amount available thereunder to the Security Amount shall be deemed a monetary default in the payment of Fixed Rent by Tenant under the terms, covenants and conditions of this Lease. Notwithstanding anything to the contrary set forth in this Lease, including, but not limited to, the foregoing provisions of this Article, in addition to all rights granted to Owner pursuant to the provisions of the Lease, if this Lease and the Demised Term shall expire and come to an end as provided in Article 16, or by or under any summary proceeding, or any other action or proceeding, or if Owner shall re-enter the Demised
Premises as provided in Article 17, or by or under any summary proceeding or any other action or proceeding, Owner, in addition to all rights and remedies which
Owner may have under this Lease or at law, shall have the right to require the
Bank to make payment to Owner of the entire Security Amount or the undrawn portion thereof, as the case may be, represented by the Letter of Credit, which sum shall be held and applied by Owner as Cash Security in accordance with the provisions of this Article.

                                       54

                  SECTION 36.02. APPLICATION OF CASH SECURITY: Any proceeds of the Letter of Credit held by Owner and not paid to Owner for Owner's account as provided above shall be deemed held by Owner as Cash Security and is referred to herein as "Cash Security". Upon the occurrence of an Event of Default, Owner may use, apply or retain the whole or any part of any Cash Security held by Owner under any of the provisions of Section 36.01, to the extent required for the payment of any Fixed Rent, additional rent or any other sum with respect to which Tenant is in default, or for the payment of any sum which Owner may expend or incur because of Tenant's default in the observance or performance of any such term, covenant or condition, including, but not limited to, the payment of any damages or deficiency in the reletting of the Demised Premises, whether such damage or deficiency accrued before or after summary proceedings or other re-entry by Owner, without thereby waiving any other rights or remedies of Owner with respect to such default, and Owner shall hold the remainder of such Cash
Security as security for the faithful performance and observance by Tenant of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed with the same rights as hereinabove set forth to use, apply or retain all or any part of such remainder in the event of any further default by Tenant under this Lease. Any sum held by Owner as Cash Security shall be held subject to the provisions of Section 7-103 of the General Obligations
Law or any similar statute successor thereto.

                  SECTION 36.03. RESTORATION OF CASH SECURITY: If Owner uses, applies or retains the whole or any part of the Cash Security held by Owner under any of the provisions of Section 36.01 or 36.02, Tenant, within five (5)
days after notice thereof, shall deliver to Owner, in cash or by a cashier's check, or Tenant's certified check, in either case drawn by or on a bank which is a member of the New York Clearing House Association and payable to the order of Owner, the sum necessary to restore the Cash Security to the Security Amount.
In amplification and not in limitation of the provisions of this Lease, a failure by Tenant to so replenish the Cash Security to the Security Amount shall be deemed a monetary default by Tenant in the payment of Fixed Rent under the terms, covenants and conditions of this Lease.

                  SECTION 36.04. RETURN OF SECURITY: The Letter of Credit and/or
any remaining portion of any Cash Security then held by Owner for the performance of Tenant's obligations under this Lease as security shall be returned to Tenant after (i) the Expiration Date and (ii) the full observance and performance by Tenant of all of the terms, covenants and conditions of this
Lease on Tenant's part to be observed and performed, including, but not limited to, the provisions of Article 21.

                  SECTION 36.05. TRANSFER OF LETTER OF CREDIT: In the event of a sale or other transfer of the Land and/or Building, or Owner's interest in this
Lease, Owner shall transfer the Letter of Credit and/or any remaining portion of any Cash Security then held by Owner as security for the performance of Tenant's obligations under this Lease to the transferee, and Owner shall thereupon be released from all liability for the return of such security; Tenant agrees to look solely to the transferee for the return of any such security and it is agreed that the provisions of this sentence shall apply to every sale or transfer of the Land and/or Building or Owner's interest in this Lease by Owner named herein or its successors, and to every transfer or assignment made of any such security. Any transferee shall be deemed to have agreed that any Letter of
Credit or Cash Security transferred to such transferee pursuant to this Section shall be held in accordance with the provisions of this Article for the purposes of this Article. A lease of the entire Building pursuant to which the lessee shall be entitled to collect the rents hereunder shall be deemed a transfer within the meaning of this Section.

                  SECTION 36.06. DEPOSIT OF CASH SECURITY IN INTEREST-BEARING
ACCOUNT: Subject to Owner's right to replace the Cash Security with a new Letter of Credit in accordance with the provisions of Section 36.01, Owner agrees that, if not prohibited by law or the general policies of lending institutions in New
York City, Owner shall deposit any Cash Security held by Owner in an interest-bearing savings account at a bank or banks selected by Owner, and all interest accruing thereon shall be added to and become part of such Cash
Security and shall be retained by Owner under the same conditions as the principal sum held as Cash Security. Notwithstanding anything to the contrary set forth in this Article with respect to any Cash Security, Owner shall be entitled to retain the one (1%) percent administrative fee permitted by law to be retained by landlords with respect to cash security deposits.

                  SECTION 36.07. NO ASSIGNMENT OF SECURITY BY TENANT: Tenant
agrees that it will not assign, mortgage or encumber, or attempt to assign, mortgage or encumber, the Letter of Credit or any Cash Security held

                                       55

by Owner under this Lease, and that neither Owner nor its successors or assigns shall be bound by any such assignment, mortgage, encumbrance, attempted assignment, attempted mortgage or attempted encumbrance. Owner shall not be required to exhaust its remedies against Tenant before having recourse to the
Letter of Credit, the Cash Security or any other security held by Owner.
Recourse by Owner to the Letter of Credit, the Cash Security or any other security held by Owner shall not affect any remedies of Owner which are provided in this Lease or which are available in law or equity.

                  SECTION 36.08. PARTIAL RETURN OF SECURITY: Owner has agreed that (a) Owner shall return to Tenant the sum of NINETY-TWO THOUSAND ONE HUNDRED
SIXTY-EIGHT and 00/100 ($92,168.00) DOLLARS of such security reasonably promptly following the third (3rd) anniversary of the first day of the Second Rent Period
(referred to as the "First Partial Return Date"), provided Tenant is not then in default under any of the terms, covenants or conditions of this Lease on
Tenant's part to be observed and performed and (b) Owner shall return to Tenant the sum of FORTY-SIX THOUSAND EIGHTY-FOUR and 00/100 ($46,084.00) DOLLARS of
such security reasonably promptly following the fifth (5th) anniversary of the first day of the Second Rent Period (referred to as the "Second Partial Return
Date"), provided Tenant is not then in default under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed and performed.
Accordingly, if on the First Partial Return Date Tenant shall not so be in default, Tenant may then replace the Letter of Credit with a Letter of Credit in a sum reduced by NINETY-TWO THOUSAND ONE HUNDRED SIXTY-EIGHT and 00/100
($92,168.00) DOLLARS and if on the Second Partial Return Date Tenant shall not so be in default, Tenant may then replace the Letter of Credit with a Letter of
Credit in a sum reduced by FORTY-SIX THOUSAND EIGHTY-FOUR and 00/100
($46,084.00) DOLLARS. In the event that at any time Tenant shall be entitled to reduce such Letter of Credit as provided in the foregoing provisions of this
Article the security shall be held as Cash Security then, in lieu of Tenant replacing any such Letter of Credit, Owner shall return sums to Tenant equal to the amount by which the Letter of Credit would have been reduced if it were in existence; however, in no event shall the Letter of Credit or Cash Security ever be reduced below the sum of (x) TWO HUNDRED SEVENTY-SIX THOUSAND FIVE HUNDRED
FOUR and 00/100 ($276,504.00) DOLLARS with respect to the reduction on the First
Partial Return Date contemplated herein or (y) TWO HUNDRED THIRTY THOUSAND FOUR
HUNDRED TWENTY and 00/100 ($230,420.00) DOLLARS, with respect to the reduction on the Second Partial Return Date contemplated herein. The sum of THREE HUNDRED
SIXTY-EIGHT THOUSAND SIX HUNDRED SEVENTY-TWO and 00/100 ($368,672.00) DOLLARS
referred to in the previous Sections of this Article shall be deemed reduced as the provisions of this Section 36.08 shall operate to so reduce the Letter of
Credit and/or Cash Security, as the case may be. Notwithstanding the foregoing, in the event that Tenant shall be in non-monetary default on either the First or
Second Partial Return Date, and as such shall not be entitled to the partial return of security contemplated by the terms of this Section 36.08, Tenant shall nonetheless be entitled to such partial return of security in the event that
Tenant shall cure the non-monetary default which was occurring on such Partial
Return Date within the applicable cure period for such non-monetary default set forth in Section 16.01.

                                   ARTICLE 37

                                ARBITRATION, ETC.

                  SECTION 37.01. Any dispute with respect to the reasonability of any failure or refusal of Owner to grant its consent or approval to any request for such consent or approval pursuant to the provisions of Sections 3.01 or 11.03 with respect to which request Owner has agreed, in such Sections, not unreasonably to withhold such consent or approval, which is submitted to arbitration shall be finally determined by arbitration in the City of New York in accordance with the rules and regulations then obtaining of the American
Arbitration Association or its successor. Any such determination shall be final and binding upon the parties, whether or not a judgment shall be entered in any court. In making their determination, the arbitrators shall not subtract from, add to, or otherwise modify any of the provisions of this Lease. Owner and
Tenant may, at their own expense, be represented by counsel and employ expert witnesses in any such arbitration. Any dispute with respect to the reasonability of any failure or refusal of Owner to grant its consent or approval to any request for such consent or approval pursuant to any of the provisions of this
Lease (other than Sections 3.01 and 11.03) with respect to which Owner has covenanted not unreasonably to withhold such consent or approval, and any dispute arising with respect to the increases in Fixed Rent due to the provisions of Section 23.02 and Section 23.04 shall be determined by applicable legal proceedings. If the determination of any such legal proceedings, or of any arbitration held pursuant to the provisions of this Section with respect to disputes arising under Sections 3.01 and 11.03, shall be adverse to Owner, Owner shall be

                                       56

deemed to have granted the requested consent or approval, or be bound by any determination as to Taxes and Labor Rates and the increases in Fixed Rent relating thereto, but that shall be Tenant's sole remedy in such event and Owner shall not be liable to Tenant for a breach of Owner's covenant not unreasonably to withhold such consent or approval, or otherwise. Each party shall pay its own counsel and expert witness fees and expenses, if any, in connection with any arbitration held pursuant to the provisions of this Section and the parties will share all other expenses and fees of any such arbitration.

                                   ARTICLE 38

                                  PARTIES BOUND

                  SECTION 38.01. The terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of Owner and Tenant and, except as otherwise provided in this Lease, their respective heirs, distributees, executors, administrators, successors and assigns. However, the obligations of Owner under this Lease shall no longer be binding upon Owner named herein after the sale, assignment or transfer by Owner named herein (or upon any subsequent Owner after the sale, assignment or transfer by such subsequent Owner) of its interest in the Building as owner or lessee, and in the event of any such sale, assignment or transfer, such obligations shall thereafter be binding upon the grantee, assignee or other transferee of such interest, and any such grantee, assignee or transferee, by accepting such interest, shall be deemed to have assumed such obligations. A lease of the entire Building shall be deemed a transfer within the meaning of the foregoing sentence. Neither the partners (direct or indirect) comprising Owner, nor the shareholders (nor any of the partners comprising same), partners, directors or officers of any of the foregoing (collectively, the "Owner's Parties") shall be liable for the performance of Owner's obligations under this Lease. Tenant shall look solely to Owner to enforce Owner's obligations hereunder and shall not seek any damages against any of the Owner's Parties. Notwithstanding anything contained in this Lease to the contrary, Tenant shall look solely to the estate and interest of Owner, its successors and assigns, in the Real Property and
Building for the collection or satisfaction of any judgment recovered against
Owner based upon the breach by Owner of any of the terms, conditions or covenants of this Lease on the part of Owner to be performed, and no other property or assets of Owner or any of Owner's Parties shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to either this Lease, the relationship of landlord and tenant hereunder, or Tenant's use and occupancy of the Demised
Premises.

                                   ARTICLE 39

                              SINGLE RENEWAL OPTION

                 SECTION 39.01. TENANT'S RENEWAL OPTION: Provided (i) Tenant is
not then in default (a) under any of the terms, covenants or conditions of this
Lease on Tenant's part to be observed or performed other than the payment of
Fixed Rent and increases thereto due under Article 23 of the Lease, beyond the expiration of the applicable notice and grace period set forth in this Lease or
(b) in the observance and performance of the covenants to pay the Fixed Rent and increases thereto under Article 23 of this Lease, and (ii) Tenant, in contradistinction to any subtenants or occupants, shall then be in occupancy of the entire Demised Premises (with it understood that any space leased under this
Lease which has been removed or eliminated from the Demised Premises pursuant to the provisions of Section 11.03 shall be deemed leased to Tenant under this
Lease for the purposes of this Section 39.01), Tenant shall have the single option to renew this Lease and the Demised Term for a single renewal term
(referred to as the "Renewal Term") of five (5) years commencing on the date immediately following the Expiration Date (the "Renewal Term Commencement Date")
and ending, unless sooner terminated pursuant to the terms, covenants and conditions of this Lease or pursuant to law, on the last day of the calendar month in which the day immediately preceding the fifth (5th) anniversary of the
Renewal Term Commencement Date shall occur. If Tenant exercises such option in accordance with the provisions and limitations of this Article, this Lease and the Demised Term shall be renewed for the Renewal Term at a Fixed Rent equal to the fair market annual rental value of the Demised Premises as of the commencement date of the Renewal Term as agreed by the parties or determined in accordance with the provisions of Section 39.03, but otherwise upon the same then executory terms, covenants and conditions as the original Demised Term, including the definitions of Owner's Basic Tax Liability set forth in Section
23.01D, and Tenant's payments pursuant to Section 23.04 shall be adjusted taking into account the Fixed

                                       57

Rent attributable to the Renewal Term (other than that portion attributable to the Electrical Inclusion Factor).

                  SECTION 39.02. TENANT'S EXERCISE OF OPTION: The option set forth in Section 39.01 may only be exercised by notice given by Tenant to Owner on or prior to the date which is twelve (12) months immediately preceding the
Renewal Term Commencement Date. Time is of the essence with respect to the exercise of such option. Tenant shall not have the right to give any such notice after the date which is twelve (12) months immediately preceding the Renewal
Term Commencement Date, and any notice given after said applicable date purporting to exercise such option shall be void and of no force or effect.

                  SECTION 39.03. DETERMINATION OF FAIR MARKET RENTAL VALUE: In
the event Owner and Tenant are unable to agree, within sixty (60) days after the commencement of discussions thereon, as to the fair market annual rental value of the Demised Premises for the Renewal Term pursuant to Section 39.01 then, upon the demand of either Owner or Tenant, such fair market annual rental value shall be determined by arbitration as follows:

                               (a) Owner and Tenant shall each appoint an
arbitrator within thirty (30) days after notice by either party requesting arbitration of the issue. If either Owner or Tenant shall have failed to appoint an arbitrator within such period of time, then such arbitrator shall be appointed by the American Arbitration Association, or its successor, or if at such time such association is not in existence and has no successor, then by the presiding Justice of the Appellate Division, First Department, of the Supreme
Court of the State of New York, or any successor court, upon request of either
Owner or Tenant, as the case may be.

                               (b) The two arbitrators appointed, as above
provided, shall select a third arbitrator and if they fail to do so within thirty (30) days after their appointment, such third arbitrator shall be appointed as above provided for the appointment of an arbitrator in the event either party fails to do so.

                               (c) All of such arbitrators shall be real estate
appraisers or brokers having at least fifteen (15) years of experience in such field in the Borough of Manhattan, City of New York.

                               (d) The three arbitrators, selected as aforesaid,
forthwith shall convene and render their decision as promptly as practicable after the appointment of the third arbitrator. The decision of such arbitrators shall be in writing and the vote of the majority of them (or, if there be no majority decision, then the decision of the last appointed arbitrator) shall be the decision of all and binding upon Owner and Tenant whether or not a judgment shall be entered in any court. Duplicate original counterparts of such decision shall be sent by the arbitrators to both Owner and Tenant.

                               (e) The arbitrators, in arriving at their
decision, shall take into consideration that electrical services are furnished by Owner to Tenant in the Demised Premises as reflected in the Electrical
Inclusion Factor unless Owner has theretofore discontinued the redistribution or furnishing of electrical energy to the Demised Premises in accordance with the provisions of Section 29.04D, and the arbitrators shall also be entitled to consider all testimony and documentary evidence which may be presented at any hearing as well as facts and data which the arbitrators may discover by investigation and inquiry outside of such hearings. The arbitrators shall be bound by the provisions of this Lease, and shall not add to, subtract from, or otherwise modify such provisions. The cost and expense of such arbitration shall be borne equally by Owner and Tenant, except that each party shall pay its own counsel fees and expenses.

                               (f) If the determination of the Fixed Rent for
the Renewal Term has not been made by the commencement of the Renewal Term,
Tenant, until such determination, shall continue to pay scheduled Fixed Rent in an amount equal to the scheduled Fixed Rent payable with respect to the period immediately prior to the Renewal Term Commencement Date (as the same may have been escalated pursuant to the provisions of this Lease) before any abatement or apportionment thereof, and following such determination Tenant shall pay to
Owner, upon demand, any additional sums due to Owner as a result of such determination.

                 SECTION 39.04. CONFIRMATION OF EXERCISE OF TENANT'S RENEWAL
RIGHT: Tenant, upon request of Owner, from time to time, will execute and deliver to Owner an instrument in form reasonably satisfactory to Owner stating whether or not Tenant has exercised Tenant's right to renew pursuant to the provisions of Section 39.01 and, if Tenant has exercised any such right, setting forth the Fixed Rent and the Additional Escalation

                                       58

Payments which shall be owing from Tenant pursuant to Section 23.04 of this
Lease with respect to the Renewal Term. However, failure of Owner to request the execution and delivery of any such instrument or failure of Tenant to execute and deliver such instrument shall not vitiate the foregoing provisions of this
Article.

                                   ARTICLE 40

               TENANT'S RIGHT OF FIRST OFFER FOR ADDITIONAL SPACE

                  SECTION 40.01. TENANT'S FIRST OFFER RIGHT: Provided that (a)
Tenant is not then in default (x) under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed other than the payment of Fixed Rent and increases thereto due under Article 23 of the
Lease, beyond the expiration of the applicable notice and grace period set forth in this Lease or (y) in the observance and performance of the covenants to pay the Fixed Rent and increases thereto under Article 23 of this Lease, and (b)
Tenant, in contradistinction to any subtenants or other occupants, shall then be in occupancy of the entire Demised Premises (for the purposes of this Article 40 any space leased to Tenant under this Lease which has been eliminated from the
Demised Premises pursuant to Section 11.03 shall be deemed space leased to
Tenant under this Lease) then Tenant shall have the right (sometimes referred to herein as "Tenant's First Offer Right"), subject to the provisions of this
Article, exercisable in accordance with the provisions of Section 40.02, to lease and add to the Demised Premises the entire twenty-seventh (27th) floor of the Building (the "Additional Space"), if it becomes "available for leasing"
during the Demised Term. The Additional Space shall not be deemed "available for leasing" if (a) the then tenant of the Additional Space or any assignee, successor, subtenant or other occupant holding through or under such tenant, shall enter into (i) any agreement with Owner extending the letting agreement affecting the Additional Space or (ii) any new lease with Owner affecting the
Additional Space, or (b) any other tenant in the Building or any assignee or successor of such other tenant shall exercise any contractual option or right which it or has to lease the Additional Space (whether the Additional Space is specifically referred to in any such contractual option or right or Owner must utilize the Additional Space in order to satisfy such contractual option or right). Notwithstanding the foregoing provisions of this Section 40.01, Tenant shall not have the right to lease and add to the Demised Premises the Additional
Space pursuant to Tenant's First Offer Right which becomes available for leasing if, at the time of the exercise of such Tenant's First Offer Right by Tenant, there are less than five (5) years remaining of the Demised Term of this Lease, unless Tenant has unconditionally exercised the applicable Tenant's renewal option set forth in Article 39 so as to extend the Demised Term for more than five (5) years.

                  SECTION 40.02. NOTICE OF AVAILABILITY AND TENANT'S EXERCISE OF
OPTION.

                         A. In the event that the Additional Space shall become
or about to become available for leasing in accordance with the provisions of
Section 40.01, Owner shall give notice thereof to Tenant (any such notice is referred to as an "Owner's Availability Notice"), which Owner's Availability
Notice shall contain the date the Additional Space is expected to be vacant or available for leasing and which Notice shall be accompanied by a floor plan of the Additional Space unless it is a full floor. Owner's Availability Notice may be given not more than eighteen (18) months prior to the date set forth in such
Notice upon which the Additional Space is expected to become vacant and available for leasing (the date set forth in Owner's Availability Notice on which the Additional Space is expected to become available for leasing is sometimes referred to as an "Expected Vacancy Date"). Upon Owner giving Tenant an Owner's Availability Notice, Tenant may exercise Tenant's First Offer Right only by notice given to Owner within ten (10) business days next following the date of the giving of such Owner's Availability Notice, and by giving such notice Tenant shall thereby lease and add the Additional Space to the Demised
Premises for a term to begin, subject to Section 40.03, on the Expected Vacancy
Date; any notice given by Tenant to Owner exercising such Tenant's First Offer
Right is referred to as "Tenant's First Offer Notice".

                         B. It is understood and agreed that time is of the
essence with respect to Tenant's exercise of its Tenant's First Offer Right pursuant to this Article and that if Tenant does not exercise such Tenant's
First Offer Right within the ten (10) business day time limitation set forth in
Subsection A above, any notice purporting to exercise such Tenant's First Offer
Right given after the expiration of such time limitation shall be void and of no force and effect and Tenant shall have no further right to lease and add the
Additional Space to the Demised Premises.

                                       59

                         C. If Tenant exercises Tenant's First Offer Right in
accordance with the provisions of this Article 40, then the Additional Space shall be leased by Tenant and added to the Demised Premises upon all of the then executory terms, covenants and conditions as are contained in this Lease, except as otherwise set forth herein, adjusted to reflect (x) the number of rentable square feet contained in the Additional Space, and (y) that the term applicable to the Additional Space shall, commence on the Expected Vacancy Date, as the same may be accelerated or delayed pursuant to the provisions of Section 40.03.
In addition, Tenant's payments pursuant to Section 23.04 shall be increased to also take into account the increase in Fixed Rent payable during any Escalation
Year by reason of the leasing of the Additional Space (other than that portion attributable to the Electrical Inclusion Factor).

                  SECTION 40.03. A. ACCELERATION OF FIRST OFFER VACANCY DATE: In
the event that the Additional Space shall become available for leasing sooner than the Expected Vacancy Date because of the termination of the term of the lease or occupancy affecting the Additional Space, Owner shall have the right to accelerate the Expected Vacancy Date to such sooner date upon not less than ten
(10) business days notice to Tenant.

                         B. HOLDOVER OCCUPANT: Owner and Tenant acknowledge the
possibility that all or any of the tenants or occupants of the Additional Space may not have vacated and surrendered the Additional Space to Owner by the
Expected Vacancy Date. Accordingly, notwithstanding anything to the contrary contained in Sections 40.01 or 40.02 or in any Owner's Availability Notice, if
such tenants or occupants shall not have vacated and surrendered the Additional
Space to Owner by the Expected Vacancy Date, then (a) the term applicable to the
Additional Space shall commence (i) on the Expected Vacancy Date with respect to those portions, if any, of the Additional Space which are vacant on the applicable Expected Vacancy Date, and (ii) with respect to those portions, if any, of the Additional Space which are not vacant on the Expected Vacancy Date, on the respective later date or dates upon which such portions of the Additional
Space become vacant and Owner gives notice to Tenant of such vacancy, and (b)
the increases in Fixed Rent, the Demised Premises Area and all other modifications of this Lease resulting from the application of the provisions of this Article 40 shall be equitably adjusted to reflect the fact that all or any portions of the Additional Space have not been leased and added to the Demised
Premises on the Expected Vacancy Date but are leased and added to the Demised
Premises on a date or dates after the Expected Vacancy Date. Notwithstanding the foregoing, in the event that the portion of the Additional Space which is vacant on the applicable Expected Vacancy Date shall constitute less than 50% of the total area of the Additional Space or is not a single contiguous rental unit having a configuration which is commercially reasonable for Tenant's use, Tenant shall not be required (but may elect) to take occupancy of such portion of the the Additional Space in question under the provisions of this Section until at least 50% of the Additional Space or a portion of the Additional Space constituting a single contiguous rental unit having a configuration which is commercially reasonable for Tenant's use is so available.

                         C. LEASE NOT AFFECTED: In the event that the provisions
of this Section 40.03 shall apply, then, the parties agree that (a) the
Expiration Date shall not be affected by operation of the provisions of this
Section 40.03; (b) except as expressly set forth in this Section 40.03, neither the validity of this Lease nor the obligations of Tenant under this Article 40 shall be affected by operation of the provisions of this Section 40.03; (c)
Tenant waives any rights under Section 223-a of the Real Property Law of New
York or any successor statute of similar import to rescind this Lease or such
Tenant's exercise of Tenant's First Offer Right and further waives the right to recover any damages against Owner which may result from the failure of Owner to deliver possession of the Additional Space on the Expected Vacancy Date; and (d)
Owner shall institute, within thirty (30) days after the Expected Vacancy Date set forth in Owner's Availability Notice, appropriate proceedings against any such Additional Space tenants or occupants who have not vacated and surrendered all or any portion of the Additional Space in order to obtain possession thereof, and shall prosecute such proceedings to completion with reasonable diligence.

                  SECTION 40.04. MODIFICATION OF LEASE - INCLUSION OF THE
ADDITIONAL SPACE: In the event that Tenant shall timely exercise Tenant's First
Offer Right in accordance with the provisions of this Article then, on the effective commencement date of the term applicable to the Additional Space, this
Lease shall be deemed modified as follows:

                                       60

                         A. The Demised Premises shall include the Additional
Space (together with all appurtenances, fixtures, improvements, additions and other property attached thereto or installed therein at the commencement of the term applicable to the Additional Space or at any time during said term, other than Tenant's Personal Property) for all purposes of this Lease;

                         B. The Fixed Rent reserved in this Lease shall be
increased by the fair market annual rental value of the Additional Space as of the commencement date of the demised term applicable thereto, as determined by agreement between Owner and Tenant or by arbitration as provided in Section
40.06, and the monthly installments of the Fixed Rent shall each be increased accordingly to conform with the foregoing. In the event that the term applicable to the Additional Space shall commence on a date other than the first day of any month, the monthly installment of the Fixed Rent for the month during which the term applicable to the Additional Space shall occur shall be increased pro rata to reflect such increase in the Fixed Rent;

                         C. The Demised Premises Area set forth in Section 23.01
shall be increased by the number of rentable square feet contained in the
Additional Space, determined in the same manner as the original Demised
Premises; and

                         D. The sum of "FORTY THOUSAND FOUR HUNDRED SIXTY-FOUR
and 00/100 ($40,464.00) DOLLARS" appearing in subsection A of Section 29.04 of the Lease as the Electrical Inclusion Factor (as said sum may have been increased or decreased pursuant to the provisions of said Section and the
Lease), shall be increased by a sum of equal to (x) the per square foot
Electrical Inclusion Factor multiplied by (y) the number of rentable square feet in the Additional Space, and the Electrical Inclusion Factor thereafter shall remain subject to adjustment pursuant to the provisions of Section 29.04.

                  SECTION 40.05. CONDITION OF ADDITIONAL SPACE: Tenant agrees to accept the Additional Space in the condition which shall exist on the commencement date of the term applicable thereto "as is" and further agrees that
Owner shall have no obligation to perform any work or make any installations in order to prepare the Additional Space for Tenant's occupancy

                  SECTION 40.06. DETERMINATION OF FAIR MARKET RENTAL VALUE: In
the event Owner and Tenant are unable to agree as to the fair market annual rental value of the Additional Space, then, upon the demand of either Owner or
Tenant, such fair market annual rental value shall be determined by arbitration as follows:

                               (a) Owner and Tenant shall each appoint an
arbitrator within thirty (30) days after notice by either party requesting arbitration of the issue. If either Owner or Tenant shall have failed to appoint an arbitrator within such period of time, then such arbitrator shall be appointed by the American Arbitration Association, or its successor, or if at such time such association is not in existence and has no successor, then by the presiding Justice of the Appellate Division, First Department, of the Supreme
Court of the State of New York, or any successor court, upon request of either
Owner or Tenant, as the case may be.

                               (b) The two arbitrators appointed, as above
provided, shall select a third arbitrator and if they fail to do so within thirty (30) days after their appointment, such third arbitrator shall be appointed as above provided for the appointment of an arbitrator in the event either party fails to do so.

                               (c) All of such arbitrators shall be real estate
appraisers or brokers having at least fifteen (15) years of experience in such field in the Borough of Manhattan, City of New York.

                               (d) The three arbitrators, selected as aforesaid,
forthwith shall convene and render their decision as promptly as practicable after the appointment of the third arbitrator. The decision of such arbitrators shall be in writing and the vote of the majority of them (or, if there be no majority decision, then the decision of the last appointed arbitrator) shall be the decision of all and binding upon Owner and Tenant whether or not a judgment shall be entered in any court. Duplicate original counterparts of such decision shall be sent by the arbitrators to both Owner and Tenant.

                               (e) The arbitrators, in arriving at their
decision, shall unless Owner has theretofore discontinued the redistribution or furnishing of electrical energy to the Demised Premises in accordance

                                       61

with the provisions of Section 29.04D take into consideration that electrical services are furnished by Owner to Tenant in the Demised Premises as reflected in the Electrical Inclusion Factor, and the arbitrators shall also] be entitled to consider all testimony and documentary evidence which may be presented at any hearing as well as facts and data which the arbitrators may discover by investigation and inquiry outside of such hearings. The arbitrators shall be bound by the provisions of this Lease, and shall not add to, subtract from, or otherwise modify such provisions. The cost and expense of such arbitration shall be borne equally by Owner and Tenant, except that each party shall pay its own counsel fees and expenses.

                               (f) If the determination of the Fixed Rent
payable with respect to the Additional Space has not been made by the commencement of the term applicable to the Additional Space, Tenant, until such determination, shall continue to pay for the Additional Space as the same scheduled Fixed Rent per square foot then allocable to the original portion of the Demised Premises (as the same may have been escalated pursuant to the provisions of this Lease) before any abatement or apportionment thereof, and following such determination Tenant shall pay to Owner, upon demand, any additional sums due to Owner as a result of such determination.

                  SECTION 40.07. CONFIRMATION OF TENANT'S EXERCISE OF OPTION:
Upon demand of Owner, Tenant will execute and deliver to Owner an instrument in form satisfactory to Owner stating whether or not Tenant has exercised any option contained in this Article and if Tenant has exercised such option setting forth the effective commencement date of the term and the Fixed Rent applicable to the Additional Space and the additions to the Additional Escalation Payments which shall be owing from Tenant pursuant to Section 23.04 of this Lease by virtue of Tenant's leasing of the Additional Space. However, neither the failure of Owner to demand the execution and delivery of such instrument nor the failure of Tenant to execute and deliver such instrument shall vitiate the provisions of this Article.

                                   ARTICLE 41

                              TENANT'S LOAN OPTION

                  SECTION 41.01. Subject to and in accordance with the terms and conditions set forth in Addendum A to this Lease ("Addendum A"), Owner and
Tenant acknowledge and agree that Tenant shall have the right to require Owner to advance to Tenant certain sums in connection with Tenant's obligation to pay to Owner the Excess Work Cost (as defined in Addendum A) in connection with
Owner's Initial Work and that Tenant shall be obligated to repay to Owner any such sums so advanced in accordance with the terms and conditions of Addendum A.

                                   ARTICLE 42

                       TENANT'S SINGLE OPTION TO TERMINATE

                  SECTION 42.01 TENANT'S SINGLE OPTION TO TERMINATE THIS LEASE:
Subject to the terms hereof and provided Tenant is not then in default (x) under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed other than the payment of Fixed Rent and increases thereto due under Article 23 of the Lease, beyond the expiration of the applicable notice and grace period set forth in this Lease or (y) in the observance and performance of the covenants to pay the Fixed Rent and increases thereto under
Article 23 of this Lease, Tenant shall have the right to terminate this Lease and the Demised Term as of the last day of the calendar month (which day is referred to as the "Early Termination Date") in which the day immediately preceding the seventh (7th) anniversary of the first day of the Second Rent
Period shall occur provided that (i) Tenant must give notice to Owner exercising such right at least twelve (12) months prior to the Early Termination Date (such date that is twelve (12) months prior to the Early Termination Date, the
"Termination Notice Date") and (ii) together with such notice Tenant shall give
Owner a certified check payable to the order of Owner in a sum equal to the
Termination Consideration (as defined herein). Time is of the essence with respect to the giving of such notice and payment. Tenant shall not have the right to give such notice less than twelve (12) months prior to the proposed
Early Termination Date, and any notice given less than twelve (12) months prior to the proposed Early Termination Date or given without the accompanying certified check purporting to exercise such option shall be void and of no force or effect. Such Tenant's notice of termination shall be given in accordance with the provisions of Article 27.

                                       62

Notwithstanding the giving of such notice of termination, Tenant shall comply with all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, including, without limitation, the covenant to pay
Fixed Rent and all other charges and sums due Owner under the Lease, for all periods through and including the Early Termination Date which such Fixed Rent and all other charges and sums due Owner under the Lease shall be in addition to and in no way reduced by the Termination Consideration payable hereunder. In the event Tenant shall give any such notice of termination pursuant to the provisions of this Section and shall otherwise comply with the conditions of the exercise of Tenant's right to terminate this Lease, this Lease and the Demised
Term shall come to an end and expire on the Early Termination Date with the same force and effect as though said date were the Expiration Date, unless sooner terminated pursuant to any other term, covenant or condition of this Lease or pursuant to law. For the purposes of this Article, (i) the term "Termination
Consideration" shall be deemed to be a sum equal to Owner's Repayment Expenses, multiplied by the Termination Percentage; (ii) the term "Owner's Repayment
Expenses" shall be deemed to be a sum equal to the aggregate of (a) any brokerage commissions paid or actually payable by Owner in connection with this
Lease plus (b) the sum of ONE HUNDRED SEVENTY THOUSAND EIGHT HUNDRED FORTY-EIGHT
and 00/100 ($170,848.00) DOLLARS plus (c) the aggregate of all of the sums incurred by Owner in connection with the performance of Owner's Initial Work;
and (iii) the term "Termination Percentage" shall mean thirty-one (31%) percent, which the parties agree represents the percentage obtained by dividing the total number of months which would have remained in the Demised Term from and after the Early Termination Date if the termination option set forth in this Article were not exercised by one hundred twenty eight (128). Reasonably promptly following Tenant's written request, which request must be received by Owner at least ten (10) business days prior to the Termination Notice Date, Owner shall advise Tenant as to Owner's Repayment Expenses.

                  SECTION 42.02. Upon request of Owner, from time to time,
Tenant will execute and deliver to Owner an instrument, in form reasonably satisfactory to Owner, stating that Tenant has not exercised the right of termination contained in Section 42.01 or that Tenant has exercised the right of termination contained in Section 42.01, as the case may be. Failure of Owner to request the execution and delivery of such instrument or failure of Tenant to execute such instrument, however, shall not vitiate the foregoing provisions of this Article.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

                                       63

                  IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this Lease as of the day and year first above written.

                                          OWNER:

                                          41 MADISON L.P.
                                          By:  Rudin Management Co., Inc.,
                                                         as Agent

                                          By:
                                              --------------------------------
                                               Name:
                                               Title:

                                          TENANT:
                                          LANGER, INC.

                                          By:
                                              --------------------------------
                                               Name:
                                               Title:

                   UNIFORM FORM CERTIFICATE OF ACKNOWLEDGMENT
                             (Within New York State)

State of New York        )
                         :ss.:
County of ______         )

                  On the ______day of ________, in the year _____, before me, the undersigned, personally appeared ____________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                    -----------------------------------
                                    (Signature and Office of individual
                                     taking acknowledgment)

                   UNIFORM FORM CERTIFICATE OF ACKNOWLEDGMENT
                           (Outside of New York State)

State, District of Columbia, Territory,
Possession or Foreign Country
___________________):ss.:

                  On the ___day of _________in the year ____, before me, the undersigned, personally appeared ___________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in the __________.
(Insert the city or other political subdivision and the state or country or other place the acknowledgment was taken.)

                                    -----------------------------------
                                    (Signature and office of individual
                                     taking acknowledgment)

                                       A-1

                                   SCHEDULE A

                                 BUILDING RULES

          1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls of the Building shall not be obstructed or encumbered or used for any purpose other than ingress and egress to and from the premises demised to any tenant or occupant. Any tenant whose premises are situate on the ground floor of the Building shall, at said tenant's own expense, keep the sidewalks and curb directly in front of said premises clean and free from ice and snow.

          2. No awnings or other projections shall be attached to the outside walls or windows of the Building without the prior consent of Owner. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the premises demised to any tenant or occupant, without the prior consent of Owner. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in a manner, approved by Owner.

          3. No sign, advertisement, object, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the premises demised to any tenant or occupant or of the Building without the prior consent of Owner. Interior signs on doors and directory tablets, if any, shall be of a size, color and style approved by Owner.

          4. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the
Building shall not be covered or obstructed, nor shall any bottles, parcels, or other articles be placed on any window sills.

          5. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors, vestibules or other public parts of the Building.

          6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. No tenant shall bring or keep, or permit to be brought or kept, any inflammable, combustible or explosive fluid, material, chemical or substance in or about the premises demised to such tenant.

          7. No tenant or occupant shall mark, paint, drill into, or in any way deface any part of the Building or the premises demised to such tenant or occupant. No boring, cutting or stringing of wires shall be permitted, except with the prior consent of Owner, and as Owner may direct. No tenant or occupant shall install any resilient tile or similar floor covering in the premises demised to such tenant or occupant except in a manner approved by Owner.

          8. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the premises demised to any tenant. No cooking shall be done or permitted in the Building by any tenant without the approval of Owner. No tenant shall cause or permit any unusual or objectionable odors to emanate from the premises demised to such tenant.

          9. Without the prior consent of Owner, no tenant shall use or occupy, or permit any portion of the premises demised to tenant to be used or occupied for the storage of merchandise (except for the storage of sample products to be displayed in such tenant's showroom), or for the sale of merchandise, goods or property of any kind at auction.

                                       A-2

         10. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with other tenants or occupants of the
Building or neighboring buildings or premises whether by the use of any musical instrument, radio, television set or other audio device, unmusical noise, whistling, singing, or in any other way. Nothing shall be thrown out of any doors or windows.

         11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows, nor shall any changes be made in locks or the mechanism thereof. Each tenant must, upon the termination of its tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant.

         12. All removals from the Building, or the carrying in or out of the
Building or the premises demised to any tenant, of any safes, freight, furniture or bulky matter of any description must take place at such time and in such manner as Owner or its agents may determine, from time to time. Owner reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of the Building Rules or the provisions of such tenant's lease.

         13. No tenant shall use or occupy, or permit any portion of the premises demised to such tenant to be used or occupied, as an office for a public stenographer or typist, or as a barber or manicure shop, or as an employment bureau. No tenant or occupant shall engage or pay any employees in the Building, except those actually working for such tenant or occupant in the
Building, nor advertise for laborers, giving an address at the Building.

         14. No tenant or occupant shall purchase spring water, ice, food, beverage, lighting maintenance, cleaning, towels, or other like service, from any company or persons not approved by Owner, such approval not unreasonably to be withheld.

         15. Owner shall have the right to prohibit any advertising by any tenant or occupant which, in Owner's opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon notice from
Owner, such tenant or occupant shall refrain from or discontinue such advertising.

         16. Owner reserves the right to exclude from the Building, between the hours of 6 P.M. and 8 A.M. on business days and at all hours on Saturdays,
Sundays and holidays, all persons who do not present a pass to the Building signed by Owner. Owner will furnish passes to persons for whom any tenant requests such passes. Each tenant shall be responsible for all persons for whom it requests such passes and shall be liable to Owner for all acts of such persons.

         17. Each tenant, before closing and leaving the premises demised to such tenant at any time, shall see that all entrance doors are locked and all windows closed.

         18. Each tenant shall, at its expense, provide artificial light in the premises demised to such tenant for Owner's agents, contractors and employees while performing janitorial or other cleaning services and making repairs or alterations in said premises.

         19. No premises shall be used, or permitted to be used, for lodging or sleeping or for any immoral or illegal purpose.

         20. The requirements of tenants will be attended to only upon application at the office of Owner.

                                      A-3

Building employees shall not be required to perform, and shall not be requested by any tenant or occupant to perform, any work outside of their regular duties, unless under specific instructions from the office of Owner.

         21. Canvassing, soliciting and peddling in the Building are prohibited and each tenant and occupant shall cooperate in seeking their prevention.

         22. There shall not be used in the Building, either by any tenant or occupant or by their agents or contractors, in the delivery or receipt of merchandise, freight or other matter, any hand trucks or other means of conveyance except those equipped with rubber tires, rubber side guards and such other safeguards as Owner may require.

         23. If the premises demised to any tenant become infested with vermin, such tenant, at its sole cost and expense, shall cause its premises to be exterminated, from time to time, to the satisfaction of Owner, and shall employ such exterminators therefor as shall be approved by Owner.

         24. No premises shall be used, or permitted to be used, at any time, without the prior approval of Owner, for the sale, at retail, whether directly, by mail order or otherwise, of goods, wares or merchandise of any kind, or as a restaurant, shop, booth, bootblack or other stand, or for the conduct of any business or occupation which predominantly involves direct patronage of the general public in the premises demised to such tenant, or for manufacturing or for other similar purposes.

         25. No tenant shall clean, or permit to be cleaned, any window of the
Building from the outside in violation of Section 202 of the New York Labor Law or any successor law or statute, or of the rules of the Board of Standards and
Appeals or of any board or body having or asserting jurisdiction.

         26. No tenant shall move, or permit to be moved, into or out of the
Building or the premises demised to such tenant, any heavy or bulky matter, without the specific approval of Owner. If any such matter requires special handling, only a person holding a Master Rigger's license shall be employed to perform such special handling. No tenant shall place, or permit to be placed, on any part of the floor or floors of the premises demised to such tenant, a load exceeding the floor load per square foot which such floor was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of safes and other heavy matter, which must be placed so as to distribute the weight.

         27. No borrowed lights (display windows) in the partitioning separating the premises demised to any tenant from the Building's public corridors shall be obstructed in any manner by the tenant.

                                    EXHIBIT 1

                            FORM OF LETTER OF CREDIT

                                [BANK LETTERHEAD]

[CLIENT]
c/o Rudin Management Co. Inc.
345 Park Avenue
New York, New York 10154
Attention: Ms. Roslyn Stuart

RE:      Irrevocable Letter of Credit No. ________________________________

Gentlemen:

BY ORDER OF OUR CLIENT, ____________________, WE HEREBY OPEN OUR IRREVOCABLE
LETTER OF CREDIT NO. ______________________ IN YOUR FAVOR FOR AN AMOUNT NOT TO
EXCEED IN THE AGGREGATE ______________DOLLARS, EFFECTIVE IMMEDIATELY AND
EXPIRING AT OUR [INSERT: ADDRESS] OFFICE, WITH OUR CLOSE OF BUSINESS ON [INSERT:
DATE ONE YEAR FROM DATE OF ISSUANCE].

FUNDS UNDER THIS LETTER OF CREDIT ARE AVAILABLE TO YOU AGAINST YOUR CLEAN SIGHT
DRAFT ON US MENTIONING THEREON OUR CREDIT NO. ___________________. NO DOCUMENTS
REQUIRED.

IF WE RECEIVE YOUR DRAFT AS MENTIONED ABOVE HERE AT OUR [INSERT: BANK STREET
ADDRESS] OFFICE, PRIOR TO OUR CLOSE OF BUSINESS ON [INSERT: DATE ONE (1) YEAR
FROM DATE OF ISSUANCE], AS SUCH DATE SHALL BE EXTENDED BY RENEWAL(S) OF THE TERM
OF THIS LETTER OF CREDIT, WE WILL PROMPTLY HONOR SAME. PARTIAL DRAWINGS ARE
PERMITTED.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY RENEWED FROM YEAR TO YEAR UNTIL THE
EARLIER OF (X) [INSERT: DATE WHICH IS NOT LESS THAN 60 DAYS FOLLOWING THE
EXPECTED EXPIRATION DATE OF THE LEASE] OR (Y) TERMINATION BY THE UNDERSIGNED BY
NOTICE TO YOU (AND AT YOUR OPTION, NOTICE TO AN ADDITIONAL PARTY DESIGNATED BY
YOU) OF NOT LESS THAN ONE HUNDRED TWENTY (120) DAYS PRIOR TO THE THEN EXPIRATION
DATE OF THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT IS TRANSFERABLE. ALL TRANSFER CHARGES ARE FOR OUR CLIENT'S
ACCOUNT.

EXCEPT AS FAR AS OTHERWISE EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT IS
SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993
REVISION) INTERNATIONAL CHAMBER OF COMMERCE PUBLICATIONS NO. 500.

[NAME OF BANK]

----------------------
AUTHORIZED SIGNATURE

                                    EXHIBIT 2

                               HVAC SPECIFICATION

Season         Inside Condition                           Outside Condition
------         ----------------                           -----------------
Cooling        76 Degrees +/- 2 Degrees F. Dry Bulb       95 Degrees F. Dry Bulb
               50% Relative Humidity                      75 Degrees F. Wet Bulb

Heating        72 Degrees +/- 2 Degrees F. Dry Bulb       0 Degrees F. Dry Bulb

The foregoing conditions are based on the following load restrictions: an occupancy of not more than one (1) person per one hundred (100) square feet or and electrical load not exceeding 4 watts per usable square foot (exclusive of base Building central and perimeter HVAC).

                                    EXHIBIT 3

                         GENERAL CLEANING SPECIFICATION

                                41 MADISON AVENUE

A.    GENERAL CLEANING - NIGHTLY:

      1.    Sweep all flooring using approved dust-down preparations, damp mop all flooring in entrance foyers exclusive of carpeted areas.

      2.    Vacuum all carpeted areas and rugs, moving light furniture other than desks, file cabinets, etc.

      3.    Sweep (or vacuum clean, if carpeted) all private stairways; spot wash as necessary.

      4.    Empty all wastepaper baskets.

      5.    Remove wastepaper and waste materials to a designated area.

      6.    Dust and wipe clean all furniture, fixtures, telephones and window sills, within hand high reach.

      7.    Clean all glass furniture tops.

      8.    Dust all chair rails, trim, etc.

      9.    Dust all baseboards.

      10.   Wash clean all water fountains.

      11.   Keep locker and slop sink rooms in clean and orderly condition.

B.    CORE TOILET ROOMS:

      1.    Sweep and wash all flooring.

      2.    Wash and polish all mirrors, powder room shelves, sink vanity tops, bright work, enameled surfaces, etc., including, but not limited to, flushometers, piping, and toilet seat hinges.

      3.    Wash with disinfectant and wipe dry both sides of all toilet seats.

      4.    Wipe clean all toilet tissue, soap, towel and sanitary napkin dispensers and disposal units.

      5.    Wash all basins, bowls, and urinals using proper disinfectant.

      6.    Damp wipes all partitions, tile walls, enamel surfaces, dispensers and receptacles, using proper disinfectant.

      7.    Empty and clean with disinfectant, paper tower and sanitary napkin disposal receptacles.

      8.    Remove wastepaper and refuse to a designated area.

      9.    Fill toilet tissue holders, soap dispensers, towel dispensers and sanitary napkin dispensers; Owner is to furnish toilet tissue and sanitary napkins; other materials to be furnished by Tenants.

C.    BUILDING ENTRANCE AND LOBBY ELEVATORS - NIGHTLY:

      1.    Sweep and wash flooring including, but not limited, to marble floors.

      2.    Wash all revolving door mats.

      3.    Clean all cigarette urns and replace sand as necessary (sand to be furnished by Contractor).

      4.    Maintain floors in elevator cabs: vacuum, spot clean if carpeted, wash and wax if floor finish is tile or marble.

      5.    Dust and rub down marble walls, metal work and saddles in elevator cabs.

      6.    Dust and wipe down all metal work, elevator doors, saddles, mail depository.

D.    HIGH DUSTING - OFFICE AND STORE AREAS:

      Do all high dusting at least once every three (3) months, which includes the following:

      1.    Dust all pictures, frames, charts, graphs and similar wall hangings not reached in nightly cleaning.

      2.    Dust all vertical surfaces such as walls, partitions, ventilating louvers, fresh air grilles and others not reached in nightly cleaning.

      3.    Dust exterior of all lighting fixtures.

      4.    Dust all overhead pipes, sprinklers, etc.

      5.    Damp wipe all Venetian blinds.

      6.    Dust all window frames.

E.    PERIODIC CLEANING - OFFICE & STORE AREAS (UNLESS OTHERWISE INDICATED):

      1.    Wipe cleans all interior metal as necessary.

      2.    Elevator, office, and utility doors on all floors to be checked for general cleanliness as necessary, removing finger marks.

      3.    Dust all door louvers and other ventilating louvers, within hand-high reach, weekly.

      4.    Remove all finger marks, smudges and other marks from metal partitions and other surfaces as necessary.

      5.    On multiple tenancy floors wash all stone, ceramic, tile, marble and terrazzo flooring in elevator foyers and corridors weekly; and wash and/or wax all resilient flooring in elevator foyers and corridors weekly.

      6.    On multiple tenancy floors wash all elevator, stairways, office and utility doors as necessary, using an approved cleanser.

      7.    On multiple tenancy floors dust and clean electric fixtures and any other fittings in public corridors as necessary; wash such fixtures, including lenses and lamps, Once every year.

F.    CORE TOILET ROOMS PERIODIC CLEANING+:

      1.    Machine scrub flooring as necessary, but not less than once a month.

      2.    Dust all lighting fixtures (exterior and interior) once a month;
            wash such fixtures, including lenses and lamps once every year.

      3.    Do all high dusting once a month.

      4.    Wash all partitions, tile walls, granite shelves, enamel surfaces, sink vanity tops, dispensers and receptacles not less than once a month. Use proper disinfectant where and as necessary.

G.    ENTRANCE LOBBIES INTERIOR/EXTERIOR:

      1.    Clean and maintain lobby as necessary.

      2.    Machine scrub flooring as necessary including, but not limited to, marble floors.

      3.    Dust lights, globes, illuminated signs and fixtures (exterior and interior) as often as necessary; wash such lights, globes, illuminated signs and fixtures, including lenses and lamps, twice a year.

      4.    Dust down walls once a month.

      5.    Wash walls once a month and polish clean once a year including but not limited to marble walls.

      6.    Rub down metal and other high level bright work daily.

      7.    Wash and clean ceilings in elevator cabs once a month.

      8.    Wash or polish, as required, exterior metal louvers and grilles, columns, spandrels and mullions to second floor at least four (4)
            times per year or as directed by Building Owner.

H.    GENERAL:

      Upon completion of the chores, all lights shall be turned off, windows closed, blinds lowered and tilted, doors locked and offices, stores and other areas in neat and orderly condition.

I.    DAY SERVICES - DUTIES OF DAY PORTERS:

      Porters will perform the following services:

      1.    Police entire lobby area.

      2.    Police entire exterior arcade.

      3.    Police elevator cabs.

      4.    Clean basement corridors and utility rooms (wash floors as necessary).

      5.    Police employees' locker rooms (including garage) so that they are kept in clean

            condition at all times.

      6.    Sweep and hose sidewalks, and exterior arcade/plaza or seating areas, garage entrance; weather permitting; police sidewalks and remove snow when necessary, and at anytime requested by building management; water trees, if any, regularly; keep loading dock and trash room in clean and orderly condition. Sweep curbside gutters in accordance with NYC ordinances.

      7.    Set out mats on rainy days; keep in clean condition.

      8.    Sweep and dust all stairways and fire towers; dust all handrails, spindles, newels and stair stringers; wash stairs as necessary.

      9.    Clean air conditioning, fan and machine rooms as required (to include, but not limited to floors, toilet rooms, etc.).

      10.   Clean roof setbacks and drains as necessary and as directed.

      11.   Keep frames and glass of entrance doors in clean condition.

      12.   Clean standpipes and sprinkler Siamese connections as necessary.

      13.   Exterior metal work, granite, etc., of building entrances, and exterior arcade/plaza or seating areas are to be kept in clean condition at all times.

J.    WINDOW, GLASS & EXTERIOR CLEANING:

      1.    Clean all windows including store windows, inside and outside, four
            (4) times yearly* (subject to delays occasioned by inclement weather); wipe drip marks from exterior and interior metal after cleaning windows.

      2.    Clean entrance door glass daily, including revolving and swing doors.

      3.    Clean lobby glass and mirrors weekly.

                                   ADDENDUM A

                          OWNER'S INITIAL CONSTRUCTION

I. (A) Subject to the terms and conditions of this Addendum A, Owner agrees to supply and install in the Demised Premises all of the items set forth on
Tenant's Plans referred to in Paragraph IV of this Addendum A, as it may be modified to reflect any Change Work (as defined in Paragraph IV), unless prevented by job conditions or other circumstances beyond the reasonable control of Owner or unless variations thereto are necessary to comply with Legal
Requirements (such work and installations are referred to herein as "Owner's
Initial Construction").

                  It is understood that in addition, as part of Owner's Initial
Construction, Owner shall also (i) demolish the existing installations within the Demised Premises and abate all known asbestos within the Demised Premises
(the "Demolition and Abatement Work"); (ii) repair or replace the HVAC controls in the Demised Premises as Owner shall deem reasonably necessary to render same in good working order (the "HVAC Control Work"); and (iii) furnish and install one (1) Building standard unisex bathroom in the Demised Premises in a location to be determined by Owner which shall comply with the requirements of the
Americans with Disabilities Act (such installation is referred to as "Owner's
ADA Bathroom Work").

                  Tenant acknowledges that Owner has advised Tenant that the
Demised Premises are presently affected by a letting agreement with Nelson
Communications Inc. (referred to as the "Present Occupant") with whom Owner is currently negotiating a surrender agreement affecting the Demised Premises,
Owner agrees that Owner shall reasonably promptly commence performance of
Owner's Initial Construction following the date on which the Present Occupant shall vacate and surrender possession of the Demised Premises to Owner in accordance with Owner's surrender agreement with the Present Occupant.

                  Owner shall use good faith reasonable efforts to substantially complete Owner's Initial Construction within nine (9) months from the date Owner commences Owner's Initial Construction, subject to any Force Majeure Event or
Tenant Delay (however, nothing contained in the foregoing shall be deemed to impose upon Owner any obligation to employ contractors or labor at so-called overtime or other premium pay rates). The term "Tenant Delay" shall mean any delays in the substantial completion of Owner's Initial Construction relating to or occasioned by Tenant's delays in submitting any plans or specifications, or in supplying information, or in approving plans or specifications, or in giving authorizations or by reason of any Change Work (as hereinafter defined) or by reason of any other similar acts or omissions of Tenant.

                  Upon Tenant's request, Owner shall provide Tenant with a copy of any New York City Department of Environmental Protection Form ACP5 dated 2/01
(or any successor form) Owner obtains in connection with the performance of
Owner's Initial Construction.

                  As soon as reasonably possible after substantial completion of
Owner's Initial Construction, Owner shall cause the general contractor responsible for Owner's Initial Construction ("General Contractor") to assign to
Tenant any rights (whether express or implied) relating to the work comprising
Owner's Initial Construction which are assignable (including, without limitation, any assignable guaranty or warranty of General Contractor, or obtainable by General Contractor from any of the various subcontractors, vendors, suppliers or materialmen which performed any of Owner's Initial
Construction).

                  Owner acknowledges that Tenant's Plans may include the
installation of certain supplemental air-conditioning units in the Demised
Premises venting through louver(s) which may replace certain glass in the window(s) in the Demised Premises, the installation of which shall be subject to the terms and conditions of the Lease and this Addendum, including, but not limited to, that the location and appearance of any such louvers to be installed shall be subject to Owner's approval.

                  Tenant and Owner acknowledge that Tenant's Plans shall include the installation of a sprinkler system covering the entire Demised Premises such system shall be connected to the Building standard standpipe system and control assembly provided by Owner on the twenty-eighth (28th) floor of the Building.

         (B) In consideration of the performance of such work by Owner, Tenant shall pay to Owner, from time to time upon demand, whether or not the Demised
Term shall have commenced, a sum (referred to as "Tenant's Construction Sum")
equal to the amount, if any, by which (a) the actual cost and expense to Owner of supplying and installing all of the items set forth on Tenant's Plans
(including, but not limited to, the cost to Owner of a field superintendent, operating engineer, laborers, freight elevator costs, rubbish removal, temporary sprinklers and lighting, electric, heat, protection, insurance, Building
Department filing and expediting, Building permits, any other governmental approvals, blueprint costs and every other item which customarily would be considered a general condition [such aggregate actual cost and expense is referred to as "Owner's Construction Cost"]) shall exceed (b) the sum of SIX
HUNDRED SIX THOUSAND NINE HUNDRED SIXTY and 00/100 ($606,960.00) DOLLARS (the
"Construction Cap"). Whenever a determination shall be made as to whether the
Construction Cap shall have been met, the cost and expense to Owner of performing the Demolition and Abatement Work, the HVAC Control Work, if any, and
Owner's ADA Bathroom Work shall not be included. Any such sums due Owner shall be payable by Tenant to Owner, from time to time whether or not the Demised Term shall have commenced, within thirty (30) days next following the rendition of a statement therefor in reasonably sufficient detail by Owner to Tenant, subject to (i) the terms and conditions herein regarding the payments by Tenant of estimated sums on account of Owner's Initial Construction and (ii) Tenant's right under Paragraph VI hereof regarding Tenant's Loan Option (as defined In
Paragraph VI(A)). Such amounts which are the responsibility of Tenant, including and without limitation pursuant to Paragraph IV below are referred to herein as the "Excess Work Cost."

II. Owner's Initial Construction shall be equal to standards adopted by Owner for the Building. Owner's Initial Construction shall constitute a single non-recurring obligation on the part of Owner. In the event the Lease is renewed or extended for a further term by agreement or operation of law, Owner's obligation to perform Owner's Initial Construction shall not apply to any such renewal or extension.

III. Subject to the provisions of Paragraphs IV(B)(iii) and IV(D) of this
Addendum, Owner's Initial Construction shall be substantially completed prior to the Commencement Date. At any time after such substantial completion, Owner may enter the Demised Premises to complete unfinished details of Owner's Initial
Construction and entry by Owner, its agents, servants, employees or contractors for such purpose shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience or annoyance to
Tenant, or injury to or interruption of Tenant's business, or otherwise.

IV.  (A)  (i) On or prior to January 16, 2006 (the "Plan Date"), Tenant, at
Tenant's sole cost and expense, shall prepare and submit to Owner a complete set of detailed plans and specifications (referred to as "Tenant's Plans") for those
Alterations to the Demised Premises which Tenant desires Owner to perform as
Owner's Initial Construction. Tenant's Plans shall be in DXF format and shall include, but shall not be limited to, engineering plans and specifications and
Tenant's Plans shall indicate the heat factor, if any, of all equipment intended to be used in, and the human load factor proposed for, each room or other area.
Tenant's Plans shall not designate any area which shall have an electrical load in excess of four (4) watts per square foot of usable area for all purposes
(including lighting and power) or which shall have a human occupancy factor in excess of one (1) person per one hundred (100) square feet of usable area (the average electrical load and human occupancy factor for which the Building's HVAC systems have been designed); it being understood that if Tenant so designates an area of the Demised Premises which shall exceed such the average electrical load and human occupancy factor described above, Owner shall not be responsible if the normal operation of the Building air conditioning system shall fail to provide conditioned air at reasonable temperatures, pressures or degrees of humidity or in reasonable volumes or velocities in any portions of the Demised
Premises. Tenant's Plans shall not designate any work, materials or installations which (i) are not in compliance with the provisions of Articles 3 and 6 of the Lease; (ii) are not practical and consistent with the physical conditions in the Building and with the plans for the Building filed with the
Department of Buildings of the City of New York; (iii) will impair Owner's ability to perform any of Owner's obligations under the provisions of the Lease;
(iv) will affect any portions of the Building other than the Demised Premises;
or (v) does not comply with the provisions of Section 29.04. Tenant's Plans and any revisions thereto shall comply with all applicable legal requirements and shall be, signed, certified and sealed by a registered architect, and, if required, engineer, duly licensed in the State of New York and approved by
Owner, so that Tenant's Plans and any revisions thereto may be filed with, and approved by, the Department of Buildings of the City of New York.

          (ii) Owner has advised Tenant that, subject to any change in the same as may be reasonably required, Owner intends to have three (3) of the following contractors bid for the contract to perform Owner's Initial Construction:
Americon Construction, Corporate Interiors Construction, Inc., Manhattan
Partition Associates, Inc., Theodore Williams Construction, Micron General
Contractors, and Lewis & Kennedy, Inc. Owner shall forward a copy of each bid received by Owner from the aforementioned three (3) contractors to Tenant and each such bid shall include such unit cost breakdowns as may be reasonably requested by Tenant with respect to any electrical, mechanical or data work that may be included in such bid.

      (B) (i) In the event that Tenant shall not deliver Tenant's Plans that meet with Owner's approval on or prior to the Plan Date, then Tenant agrees to pay to Owner, as agreed liquidated damages for such delay, sums equal to one (1)
day's rent for each day in the period (the "Plan Delay Period") commencing the
Plan Date and ending on the day immediately preceding the day Tenant's Plans meeting Owner's approval are delivered to Owner. In lieu of Tenant making the payment to Owner described in the immediately preceding sentence, Owner, at
Owner's option, may elect to reduce the First Rent Period referenced in Section
1.03 one (1) day for each day in the Plan Delay Period.

          (ii) At or about the time that Owner shall notify Tenant of the approval of Tenant's Plans, such notice of approval shall state which items contained in Tenant's Plans, if any, will or might be subject to certain delays in delivery and which might affect the date of substantial completion of Owner's
Initial Construction. Tenant may, within five (5) days after such notice from
Owner, designate, subject to the limitations (i) through (viii) set forth in subparagraph (D) of this Paragraph IV, other available items which will not be subject to delays in delivery. If Tenant fails to timely make such designations,
Owner will have no obligation to supply or install the items set forth in such
Owner's notice or, at Owner's election, Owner shall have the right to perform such items and for the purpose of determining whether or not Owner's Initial
Construction shall have been substantially completed and for the purpose of fixing the Commencement Date, said items set forth in such notice and all other related work and installations shall be deemed unfinished details of Owner's
Initial Construction which may be performed by Owner after the substantial completion of Owner's Initial Construction in accordance with the provisions of
Paragraph III of this Addendum and, accordingly, shall not affect the
Commencement Date.

          (iii) In the event substantial completion of Owner's Initial
Construction shall be delayed by reason of any Tenant Delays then, in such event, Tenant agrees to pay to Owner, as agreed liquidated damages for such delays occasioned by Tenant's acts or omissions, as the case may be, sums equal to one (1) day's rent for each day that such failure or delay shall continue. In lieu of Tenant making the payment to Owner described in the immediately preceding sentence, Owner, at Owner's option, may elect to reduce the First Rent
Period one (1) day for each day that such failure or delay shall continue.
Tenant shall also pay to Owner a sum equal to any additional cost to Owner in completing Owner's Initial Construction resulting from any of the foregoing failures, acts or omissions of Tenant. Any such sums may be collected by Owner, from time to time, upon demand, whether or not the Demised Term shall have commenced.

      (C) Owner's approval of Tenant's Plans shall not, unless expressly set forth in such approval, be deemed to authorize Tenant to make any Alterations in or about the Demised Premises.

      (D) (1) Tenant, after submission of Tenant's Plans, may designate, subject to Owner's approval, not unreasonably to be withheld, substitute or additional work, materials or installations (referred to, collectively as
"Change Work") to be supplied and installed by Owner in replacement of, or in addition to, the work, materials and installations set forth on Tenant's Plans provided that such Change Work: (i) is in compliance with the provisions of
Articles 3 and 6 of the Lease; (ii) is practical and consistent with the physical conditions in the Building and with the plans for the Building filed with the Department of Buildings of the City of New York; (iii) will not impair
Owner's ability to perform any of Owner's obligations under the provisions of the Lease; (iv) will not affect any portions of the Building other than the
Demised Premises; (v) complies with the provisions of Section 29.04; (vi) shall
(a) be in DXF format and be signed, sealed and certified by a registered architect and, if applicable, engineer duly licensed in the State of New York and (b) comply with all applicable Legal Requirements so that Tenant's Plans may without further amendment or change be used for engineering drawings and specifications and filed with and approved by the Department of Buildings of the
City of New York; (vii) will not tend to delay completion of Owner's Initial

Construction; and (viii) shall not designate any area which shall have an electrical load in excess of four (4) watts per square foot of usable area for all purposes (including lighting and power) or which shall have a human occupancy factor in excess of one (1) person per one hundred (100) square feet of usable area (it being understood that if Tenant so designates an area of the
Demised Premises which shall exceed such the average electrical load and human occupancy factor described above, Owner shall not be obligated to accept such designation but if Owner shall do so, then Owner shall not be responsible if the normal operation of the Building air conditioning system shall fail to provide conditioned air at reasonable temperatures, pressures or degrees of humidity or in reasonable volumes or velocities in any portions of the Demised Premises).
If, at or about the time of the submission by Tenant to Owner of any Change Work if it appears to Owner that any item of Change Work designated by Tenant will tend to delay completion of Owner's Initial Construction, or, notwithstanding
Owner's approval of any Change Work, if it subsequently appears to Owner that any item of Change Work designated by Tenant will tend to delay completion of
Owner's Initial Construction, Owner in each case shall notify Tenant to that effect and Tenant, within five (5) days after the giving of such notice, will designate, subject to the foregoing limitations (i) through (viii), other available items of Change Work which will not so tend to delay completion. If
Tenant fails to make such designations within five (5) days after the giving of said notice, Owner will have no obligation to supply or install the items set forth in such Owner's notice or, at Owner's election, Owner shall have the right to perform such items of Change Work in accordance with the provisions of this
Addendum A, except that, solely for the purpose of determining whether or not
Owner's Initial Construction has been substantially completed and for the purpose of fixing the Commencement Date pursuant to Section 1.02 of the Lease, such items of Change Work and all other related work and installations shall be deemed unfinished details of Owner's Initial Construction which may be performed after the Commencement Date in accordance with the provisions of Paragraph III of this Addendum A and, accordingly, shall not affect the Commencement Date.
Notwithstanding anything to the contrary contained herein, Tenant shall have no right to request any Change Work with respect to the Demolition and Abatement
Work.

          (2) (a) Tenant shall pay to Owner a sum equal to the amount by which
(a) the actual cost and expense to Owner of supplying and installing all Change
Work designated by Tenant (including, but not limited to, the cost to Owner of a field superintendent, operating engineer, laborers, freight elevator costs, rubbish removal, temporary sprinkler and lighting, electric and heat, protection, insurance, Building Department filing and expediting, building permits and other governmental approvals, blueprint costs and every other item which customarily would be considered a general condition and, if applicable, any construction management or other fees paid to the general contractor or construction manager who is performing Owner's Initial Construction [such aggregate actual cost and expense is referred to as "Owner's Additional
Construction Cost"], shall, together with (b) the cost and expense of Owner's
Initial Construction theretofor planned exceed (c) the Construction Cap.

              (b) In determining the cost and expense of any Change Work, the following credits shall be afforded to Tenant: a sum equal to the actual cost and expense to Owner (including, but not limited to, the cost to Owner of a field superintendent, operating engineer, laborers, freight elevator costs, rubbish removal, temporary sprinkler and lighting, electric and heat, protection, insurance, Building Department, filing and expediting building permits and other governmental approvals, blueprint costs and every other item which customarily would be considered a general condition) of all items required to be supplied and installed by Owner pursuant to Paragraph I of this Addendum A for which Change Work is substituted by Tenant (however, if the actual cost and expense to Owner of any item of Change Work designated by Tenant as a substitution shall be less than the actual cost and expense to Owner of the item set forth in Paragraph I of this Addendum A for which such substitution is made, the credit to which Tenant shall be entitled for such substitution shall be limited to the actual cost and expense to Owner of the item of Change Work so designated by Tenant; nor shall Tenant be entitled to any credit for the substitution of any partitioning of less than floor-to-ceiling height).

              (c) In the event that the cost and expense to Owner of performing
Owner's Initial Construction, including, without limitation, the costs and expense of supplying and installing any Change Work requested from time to time shall be reasonably likely to exceed the Construction Cap, Owner may notify
Tenant of the estimated Excess Work Cost and, subject to the terms and conditions of Paragraph VI hereof, Tenant shall pay to Owner the estimated
Excess Work Cost within thirty (30) days after rendition by Owner to Tenant of the rendition of a statement therefor (the date of Owner's rendition of any statement referred to as a "Billing Date") whether or not the Demised Term shall have commenced. After the final cost and expense of performing Owner's Initial
Construction shall be determined, then in the event the Excess Work Cost shall have increased by greater than the

estimated amount previously paid by Tenant, Tenant shall remit the additional cost to Owner within thirty (30) days next following the rendition of a written statement by Owner to Tenant. In the event that the Excess Work Cost shall be less than the estimated sum previously paid by Tenant to Owner, then upon the determination of the entire cost of Owner's Initial Construction, any excess sums paid by Tenant shall, at Owner's election, either be credited by Owner against the next owing installments of Fixed Rent, or paid by Owner to Tenant.
Failure to timely make any payments required under this Paragraph (IV)(D)(2)(c)
shall be deemed a default in the payment of additional rent.

          (3) The term "substitute" or "substitution" as used in paragraph
(IV)(D)(2) above shall be expressly limited to an item of Change Work designated by Tenant in replacement of an item required to be supplied or installed by
Owner pursuant to Paragraph I of this Addendum A which item of Change Work so designated by Tenant serves the same function as the item so replaced, e.g., a lighting fixture in replacement of a lighting fixture designated on Tenant's
Plans. Any Change Work for which Tenant shall have received any credit or other allowance shall not be deemed Tenant's personal property but shall be and remain
Owner's property.

V. If any Alterations, other than Owner's Initial Construction, shall be made or performed by or on behalf of Tenant in the Demised Premises prior to the
Commencement Date, Tenant shall pay to Owner a sum equal to fifteen (15%)
percent of the aggregate cost and expense to Tenant of such Alterations as agreed reimbursement to Owner for overhead and for supervising and coordinating the work. Any such sums shall be payable by Tenant to Owner, whether or not the
Demised Term shall have commenced, within five (5) days next following the rendition of a statement thereof by Owner to Tenant. To assist Owner in determining the sums so due, Tenant agrees, upon Owner's request, to furnish
Owner with copies of all contracts, statements, invoices and other information relating to such Alterations.

VI. (A) Subject to the terms and conditions of this Paragraph VI, Owner agrees that, at Tenant's option, exercisable by notice given to Owner within thirty
(30) days following the Billing Date in question and by delivery to Owner of an amendment to the Letter of Credit, as more particularly described herein, Tenant shall have the option (the "Loan Option") to require Owner to advance to Tenant only for the purpose of paying for the sums owing by Tenant under Paragraph I and Paragraph IV(D)(2) of this Addendum A, a portion of the Excess Work Cost which portion shall not exceed in the aggregate, when combined with other sums thereto for advanced to Tenant, TWO HUNDRED TWO THOUSAND THREE HUNDRED TWENTY
and 00/100 ($202,320.00) DOLLARS (such amount referred to, as aforesaid, as the
"Loan Cap"). To exercise the Loan Option, Tenant shall deliver to Owner an amendment to the Letter of Credit which amendment shall amend the same solely by increasing the face amount thereof by the amount so requested to be loaned by
Owner to Tenant, so that at all times the Letter of Credit shall be equal to the sum of (x) THREE HUNDRED SIXTY-EIGHT THOUSAND SIX HUNDRED SEVENTY-TWO and 00/100
($368,672.00) DOLLARS and (y) the total amount which has been loaned and is then being loaned to Tenant. Such increased Letter of Credit shall be held in accordance with, and subject to Owner's and Tenant's rights under, Article 36 of this Lease. Upon any exercise by Tenant of the Loan Option in accordance with the terms and conditions hereof, such sum requested shall be deemed loaned to
Tenant and then deemed paid by Tenant to Owner with the date such funds shall have been advanced to Tenant being deemed the date thirty (30) days immediately following the Billing Date which preceded such exercise of the Loan Option by
Tenant.

    (B) Tenant agrees to repay any such sums advanced by Owner with interest thereon at the rate of seven (7%) percent per annum from the dates of each such advance. The aggregate of all sums so advanced by Owner, together with interest thereon, as hereinabove provided, are referred to as "Owner's Advance". Owner's
Advance, if any, shall be repaid by Tenant to Owner, in equal monthly installments, in advance, over a period (referred to as the "Loan Period") of five (5) years commencing on the first day of the first full calendar month of the Demised Term and shall be added to each monthly installment of Fixed Rent with respect to the Loan Period and shall be collectible by Owner in the same manner as Fixed Rent.

    (C) Tenant agrees to execute, acknowledge and deliver to Owner, upon Owner's request, an agreement, in form satisfactory to Owner, modifying this Lease by increasing the Fixed Rent for each year in the Loan Period in an amount equal to one-fifth (1/5th) of Owner's Advance and increasing the monthly installments of
Fixed Rent with respect to the Loan Period accordingly, provided, however,
Owner's failure to request any such instrument shall note vitiate the effect of the foregoing provisions of this Paragraph VI or relieve Tenant of Tenant's obligation to repay Owner's Advance in accordance with Paragraph VI(B) above. If such agreement shall be executed after the first day of the Loan Period, then, at the time of the execution and delivery of such agreement, any portion of such increase in the Fixed Rent retroactive to the first day of the Loan Period shall be paid by Tenant to Owner. Tenant agrees that if Tenant shall fail to enter into such agreement within a reasonable time after Owner's request, Tenant shall immediately pay to Owner a sum equal to the aggregate of Owner's Advance and such sum shall be collectible as additional rent under this Lease. Tenant further agrees that if this Lease and the Demised Term shall expire and come to an end for any reason whatsoever prior to the last day of the Loan Period,
Tenant shall pay to Owner immediately upon such expiration, in addition to any other sums which may be payable pursuant to the provisions of this Lease, a sum equal to that portion of Owner's Advance, if any, which has not been repaid to
Owner by application of the increase in the monthly installments of Fixed Rent paid pursuant to the provisions of this paragraph for the period from the first day of the Loan Period to the date of such expiration, or, if this Lease is terminated prior to the first day of the Loan Period, Tenant shall pay to Owner, immediately upon such termination, a sum equal to Owner's Advance.

    (C) Notwithstanding anything contained in this Lease to the contrary, all items of Owner's Initial Construction related, in whole or in part, to Owner's
Advance, shall be and remain Owner's property.